       As filed with the U.S. Securities and Exchange Commission on June 2, 2003
                                                Securities Act File No. 33-41694
                                        Investment Company Act File No. 811-6352

================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM N-1A

               Registration Statement Under The Securities Act Of 1933     |X|
                             Pre-Effective Amendment No.                   |_|
                           Post-Effective Amendment No. 58                 |X|
                                     and/or
       Registration Statement Under The Investment Company Act Of 1940     |X|

                                Amendment No. 68                           |X|
                        (Check appropriate box or boxes)

                              ING SERIES FUND, INC.
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

          Kimberly A. Anderson                           With copies to:
          ING Investments, LLC                          Philip H. Newman
     7337 E. Doubletree Ranch Road                     Goodwin Procter, LLP
          Scottsdale, AZ 85258                            Exchange Place
(Name and Address of Agent for Service)                  53 State Street
                                                        Boston, MA 02109

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):

|_|   Immediately upon filing pursuant to paragraph (b)

| |   on (date) pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)(1)

|X|   on August 1, 2003 pursuant to paragraph (a)(1) of Rule 485

|_|   75 days after filing pursuant to paragraph (a)(2)

| |   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                       CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement consists of the following papers and documents:

                                   Cover Sheet

                       Contents of Registration Statement

                                Explanatory Note

                 Class O, Classes A, B and C, and Class I shares
                       Prospectuses for ING Bond Fund, ING
                               Government Fund and
                          ING Aeltus Money Market Fund,
                   and Prospectus for Brokerage Cash Reserves,
                     each a series of ING Series Fund, Inc.

               Statement of Additional Information for the Series
                                  Listed Above

                                     Part C

                                 Signature Page

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 58 (this "Amendment") to the Registration Statement on Form N-1A for ING Series Fund, Inc. (the "Registrant") is being filed to update the information in the Registration Statement with respect to each series (the "Series") listed above. The Series have fiscal years that differ from those of the Registrant's other series. Therefore, with respect to such other series, this Amendment incorporates by reference:

      (1) The Registrant's Class O, Classes A, B and C, and Class I shares Prospectuses for each of the Registrant's series, each dated March 1, 2003, which were included in the Registrant's registration statement on Form N-1A and filed with the U.S. Securities and Exchange Commission ("SEC") on February 28, 2003.

      (2) The Registrant's Class O, Classes A, B, C and I shares Statements of Additional Information for each of the Registrant's series, each dated March 1, 2003, which were included in the Registrant's registration statement on Form N-1A and filed with the SEC on February 28, 2003.

       PROSPECTUS

    [GLOBE GRAPHIC]

       August 1, 2003


       Classes A, B and C
                                                  FIXED INCOME FUNDS
                                                  ING Bond Fund
                                                  ING Government Fund
                                                  ING Aeltus Money Market Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    FIXED INCOME FUNDS
    ING Bond Fund                                            4
    ING Government Fund                                      7
    ING Aeltus Money Market Fund                             9



    WHAT YOU PAY TO INVEST                                  11
    SHAREHOLDER GUIDE                                       15
    MANAGEMENT OF THE FUNDS                                 22
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      23
    MORE INFORMATION ABOUT RISKS                            24
    FINANCIAL HIGHLIGHTS                                    28
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  The Bond and ING Government Funds may suit you if you:

  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

  ING's Aeltus Money Market Fund may suit you if you:

  - seek high current return, consistent with the preservation of capital and liquidity.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
FIXED INCOME      Bond Fund                                              Provide as high a level of
FUNDS             Adviser: ING Investments, LLC                          total return as is consistent
                  Sub-Adviser: Aeltus Investment Management, Inc.        with reasonable risk


                  ING Government Fund                                    Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Aeltus Money Market Fund                               Provide high current return
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: Aeltus Investment Management, Inc.        preservation of capital and
                                                                         liquidity

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Credit, interest rate, repayment and other risks that
payment of principal and interest by the U.S.             accompany an investment in government bonds and mortgage
Government, its agencies or instrumentalities.            related investments. Generally has less credit risk than
                                                          other income funds.


High quality money market instruments.                    Credit, interest rate, repayment and other risks that
                                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Bond Fund invests at least 80% of its assets in:

- High-grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.



Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade.



The Fund may invest in securities of foreign governments and supranational organizations; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; and municipal bonds, notes and commercial paper. The Fund may also engage in dollar roll transactions and swap agreements and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.



In managing Bond Fund, the Sub-Adviser:


- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.


The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.



CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.



CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.



PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.



EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.



RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.



RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.



RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 4      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   16.26    2.46     7.19     8.09     -1.00    9.21     8.36     8.17


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.57%
                            1st quarter 1996: -1.76%

             Fund's year-to-date total return as of June 30, 2003:


                                    [     ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   3.06           5.47                  5.95
Class A Return After Taxes on Distributions(2)                  %   1.66           3.29                  3.71
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   1.85           3.25                  3.62
Class B Return Before Taxes(3)                                  %   2.31           5.21(1)                N/A
Class C Return Before Taxes(4)                                  %   6.32           5.54(1)                N/A
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  10.25           7.55                  7.84(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset Backed Securities Index.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is 7.88% for the period beginning March 1, 1999. Index return for Class C is 7.55% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           ING Bond Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                           Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, ING Government invests at least 80% of its assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.



In managing ING Government the Sub-Adviser:


- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING Government may, at times, emphasize one type of U.S. Government security over another.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- debt securities in which the Fund may invest face market and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally.



CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.



PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.



EXTENSION RISK -- slower than expected principal payments on a mortgage-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.



There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   15.12    1.44     8.59     7.47     -0.62    10.14    6.73     8.44

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  4.97%
                            1st quarter 1996: -1.99%

             Fund's year-to-date total return as of June 30, 2002:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   3.28           5.33                  5.91
Class A Return After Taxes on Distributions(2)                  %   1.93           3.36                  3.80
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   1.99           3.27                  3.66
Class B Return Before Taxes(3)                                  %   2.66           5.22(1)                N/A
Class C Return Before Taxes(4)                                  %   6.69           5.52(1)                N/A
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(5)                    %   9.64           7.44                  7.20(6)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(6) Index return for Class A is for the period beginning April 1, 1994. Index return for Class B is 7.76% for the period beginning March 1, 1999. Index return for Class C is 7.52% for the period beginning June 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING Government Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Sub-Adviser seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less.



The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.


REPURCHASE AGREEMENTS -- Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the Seller defaults and the collateral value declines the Fund might incur a loss. If the Seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.



There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.


 8      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   5.99     5.41     5.45     5.32     4.98     6.07     3.85     1.27

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.56%
                            4th quarter 2002: 0.24%

             Fund's year-to-date total return as of June 30, 2002:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides an indication of the risk of investing in the Fund by showing how the Fund's average annual total returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Index. Previously the Fund's returns were compared to the Money Fund Report Averages(TM) All Taxable Index. The Adviser believes that the iMoneyNet First Tier Retail Index is more representative of the Fund's investment style and should allow for more meaningful performance comparisons.



                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class A                                                         %    1.27           4.28                  4.81
Class B(2)                                                      %   -4.70           2.25(1)                N/A
Class C(3)                                                      %    0.27           4.16                   N/A
iMoney NetFirst Tier Retail Index(6)                            %
Money Fund Report Averages(TM)/ All Taxable Index (reflects
no deduction for fees, expenses or taxes)(4)                    %


(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(3) Reflects deduction of deferred sales charge of 1.00% for 1 year returns.

(4) The Money Fund Report Averages(TM)/All Taxable Index (formerly IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(5) The Money Fund Report Average(TM)/All Taxable Index return is for the period beginning April 1, 1994.


(6) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds.


      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Aeltus Money Market Fund       9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Funds.


FEES YOU PAY DIRECTLY


                                                         CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF
  OFFERING PRICE)
 Fixed Income Funds (except Aeltus Money Market Fund)       4.75          none          none
 Money Market Fund                                          none          none          none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR
  SALES PRICE, WHICHEVER IS LESS)
 All Funds                                                  none(2)       5.00(3)       1.00(4)


                                                  (1) The Funds do not impose
                                                      any front-end sales charge
                                                      (load) on reinvested
                                                      dividends or exchanges.

                                                  (2) A contingent deferred
                                                      sales charge (CDSC) of no
                                                      more than 1.00% may be
                                                      assessed on certain
                                                      redemptions of Class A
                                                      shares that were purchased
                                                      without an initial sales
                                                      charge. Please see page
                                                      15.

                                                  (3) Imposed upon redemption
                                                      within the first year,
                                                      declining to 1.00% on
                                                      shares redeemed in the
                                                      sixth year. No CDSC is
                                                      charged thereafter. Please
                                                      see page 15.

                                                  (4) Imposed upon redemption
                                                      within the first year. No
                                                      CDSC is charged
                                                      thereafter. Please see
                                                      page 15.
OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)


CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL          WAIVERS,
                                                         SERVICE                         FUND        REIMBURSEMENTS
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING           AND             NET
FUND                                        FEE            FEES        EXPENSES(2)     EXPENSES       RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Bond                              %        0.50           0.25
 ING Government                    %        0.50           0.25
 Money Market                      %        0.40             --


 10      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS B
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Bond                               %        0.50           1.00
 ING Government                     %        0.50           1.00
 Aeltus Money Market                %        0.40           1.00


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       11

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEE            FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Bond                               %        0.50           1.00
 ING Government                     %        0.50           1.00
 Money Market                       %        0.40             --


--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.


(3) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Money Market), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through March 31, 2004 for ING Government and Bond. The expense limitation agreements are contractual. The amounts of each Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waivers, Reimbursements and Recoupment."


 12      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A


FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 Bond                                                           $
 ING Government                                                 $
 Money Market                                                   $


CLASS B


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Bond                                     $
 ING Government                           $
 Money Market                             $


CLASS C


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Bond                                     $
 ING Government                           $
 Money Market                             $


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       13

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A


- Front-end sales charge, as described on the next page (except Money Market
  Fund).



- Distribution and service (12b-1) fees of 0.25% (except Money Market Fund).


CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.


- Distribution and service (12b-1) fees of 1.00% (for all Funds except Money Market Fund's.


- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund (except Aeltus Money Market Class A and Class
C) has adopted a Rule 12b-1 Plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 14      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A(1)

Class A shares of Bond and ING Government Funds are sold subject to the following sales charge:

                               BOND AND ING GOVERNMENT
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               4.75            4.99
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

---------------

(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.


MONEY MARKET. There is no sales charge if you purchase Class A Shares of Money Market Fund. However, if the Class A shares are exchanged for shares of another ING Fund, you will be charged the applicable sales load for that fund upon the exchange.


INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year


Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds except Money Market Fund at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:


                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years


Investors who exchange Class A shares that were purchased of funds that were part of the Aetna family of funds at the time of purchase, for shares of other ING Funds will be subject to the ING Funds' CDSC schedule which may mean that a higher rate will apply.


CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  5.00%
 2nd year                                                  4.00
 3rd year                                                  3.00
 4th year                                                  3.00
 5th year                                                  2.00
 6th year                                                  1.00
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  1.00%
 After 1st year                                            none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase (except Aeltus Money Market Fund) are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Money Market Fund, ING Lexington Money Market Trust, ING Classic Money Market Fund and ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 16      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.


The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).


MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.




                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0182 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       17

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 18      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The ING Aeltus Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       19

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

REDEMPTIONS BY CHECK


Class A shareholders of the ING Money Market Fund may use checks to effect redemptions. The standard check writing privilege allows checks to be drawn in any amount of $100.00 or more. Checks drawn in amounts of less than $100.00, on uncollected funds or on insufficient funds will be returned unpaid to the payee.


The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

 20      Shareholder Guide

SUB-ADVISER                                              MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of June 30, 2003, ING managed over $   billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                              MANAGEMENT FEE
Bond                                                   0.50%
ING Government                                         0.50
Money Market                                           0.40


SUB-ADVISER


ING has engaged Aeltus Investment Management, Inc. as Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement for each Fund, the agreement can be terminated by either ING or the Board of Directors. In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Funds.


AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as Sub-Adviser to each Fund. Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since
1972. As of June 30, 2003, Aeltus managed over $    billion in assets. Its
principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.


Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

BOND FUND


James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 17 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


ING GOVERNMENT FUND


ING Government Fund is managed by a team of Aeltus fixed income specialists led by John Murphy. In 1986, he joined Aeltus and has served as a quantitative analyst and assistant portfolio manager of fixed income investments, now specializing in the management of mortgage related securities.



MONEY MARKET FUND



Money Market is managed by a team of Aeltus fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson joined ING Groep N.V. in 1998 and has over ten years of investment experience. Prior to joining ING Groep N.V., she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       21

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Dividends are expected normally to consist of ordinary income. Each Fund pays dividends, if any, as follows:


MONTHLY
-------
Bond
ING Government
Money Market(1)


(1) Dividends are declared daily and paid monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of a Fund invested in another ING Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 22      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


FUTURES CONTRACTS AND OPTIONS (ALL FUNDS EXCEPT MONEY MARKET). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).


- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND). The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. A Fund eligible to enter into swaps is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT MONEY MARKET FUND). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.


CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT MONEY MARKET). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.


MORTGAGE-RELATED SECURITIES (ALL FUNDS). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.


DERIVATIVES (ALL FUNDS EXCEPT MONEY MARKET). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



HIGH YIELD SECURITIES (ALL FUNDS EXCEPT MONEY MARKET). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.


INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is



 24      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT MONEY MARKET). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.



PORTFOLIO TURNOVER (ALL FUNDS EXCEPT MONEY MARKET). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


OTHER RISKS

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.


PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       25

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



 26      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       27

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, former independent auditors. For the year ended March 31, 2003, the financial statements have been audited by PricewaterhouseCoopers, LLP, independent accountants.


                                                                      CLASS A
                                        --------------------------------------------------------------------
                                          YEAR      FIVE MONTHS
                                          ENDED        ENDED                YEAR ENDED OCTOBER 31,
                                        MARCH 31,    MARCH 31,    ------------------------------------------
                                          2003        2002(4)      2001     2000     1999     1998     1997
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                             $                  10.75        9.93     9.98    10.37    10.22    10.09
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)       $                   0.15        0.50     0.55     0.54*    0.57*    0.54*
 Net realized and unrealized gain
 (loss) on investments              $                  -0.35        0.84    -0.10    -0.39     0.15     0.13
 Total from investment operations   $                  -0.20        1.34     0.45     0.15     0.72     0.67
LESS DISTRIBUTIONS FROM:
 Net investment income              $                   0.19        0.52     0.50     0.54     0.57     0.54
 Net realized gain on investments   $                   0.22          --       --       --       --       --
 Total distributions                $                   0.41        0.52     0.50     0.54     0.57     0.54
 Net asset value, end of period     $                  10.14       10.75     9.93     9.98    10.37    10.22
 TOTAL RETURN(1):                   %                  -1.87       13.84     4.62     1.43     7.27     6.89
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                            $                 54,392      48,947   19,808   11,963    1,890    1,006
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                %                   1.00        1.00     1.00     1.00     1.05     1.50
 Gross expenses prior to expense
 reimbursement(2)                   %                   1.09        1.07     1.09     1.18     1.27     1.89
 Net investment income after
 expense reimbursement(2)(3)        %                   3.47        4.84     5.75     5.27     5.49     5.32
 Portfolio turnover rate            %                     51         235      362      174       77       49

                                                             CLASS B
                                   ------------------------------------------------------------
                                     YEAR      FIVE MONTHS     YEAR ENDED          MARCH 1,
                                     ENDED        ENDED        OCTOBER 31,        1999(5) TO
                                   MARCH 31,    MARCH 31,    ---------------     OCTOBER 31,
                                     2003        2002(4)      2001     2000          1999
---------------------------------  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                                           10.74        9.92     9.98         10.29
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)                      0.11        0.43     0.47          0.31*
 Net realized and unrealized gain
 (loss) on investments                            -0.35        0.84    -0.11         -0.32
 Total from investment operations                 -0.24        1.27     0.36         -0.01
LESS DISTRIBUTIONS FROM:
 Net investment income                             0.16        0.45     0.42          0.30
 Net realized gain on investments                  0.22          --       --            --
 Total distributions                               0.38        0.45     0.42          0.30
 Net asset value, end of period                   10.12       10.74     9.92          9.98
 TOTAL RETURN(1):                                 -2.25       13.07     3.76         -0.11
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                                            985         806      345           195
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                               1.75        1.75     1.75          1.75
 Gross expenses prior to expense
 reimbursement(2)                                  1.84        1.82     1.84          1.93
 Net investment income after
 expense reimbursement(2)(3)                       2.72        4.09     5.00          4.52
 Portfolio turnover rate                             51         235      362           174



                                                                                CLASS C
                                       ------------------------------------------------------------------------------------------
                                           YEAR        FIVE MONTHS                                                   JUNE 30,
                                           ENDED          ENDED               YEAR ENDED OCTOBER 31,                1998(5) TO
                                         MARCH 31,      MARCH 31,        ---------------------------------         OCTOBER 31,
                                           2003          2002(4)          2001         2000          1999              1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                            $                      10.73            9.91         9.97         10.37            10.31
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)      $                       0.11            0.42         0.50          0.46*            0.17*
 Net realized and unrealized
 gain (loss) on investments        $                      -0.35            0.85        -0.14         -0.39             0.05
 Total from investment
 operations                        $                      -0.24            1.27         0.36          0.07             0.22
LESS DISTRIBUTIONS FROM:
 Net investment income             $                       0.16            0.45         0.42          0.47             0.16
 Net realized gain on
 investments                       $                       0.22              --           --            --               --
 Total distributions               $                       0.38            0.45         0.42          0.47             0.16
 Net asset value, end of period    $                      10.11           10.73         9.91          9.97            10.37
 TOTAL RETURN(1):                  %                      -2.29           13.08         3.76          0.66             2.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                           $                        886             908          598         1,052              108
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)               %                       1.75            1.75         1.75          1.75             1.75
 Gross expenses prior to expense
 reimbursement(2)                  %                       1.84            1.82         1.84          1.93             1.97
 Net investment income after
 expense reimbursement(2)(3)       %                       2.72            4.09         5.00          4.52             4.79
 Portfolio turnover rate           %                         51             235          362           174               77


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

(4) The Fund changed its fiscal year-end from October 31 to March 31.
(5) Commencement of offering of shares.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 28      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, former independent auditors. For the year ended March 31, 2003, the financial statements have been audited by PricewaterhouseCoopers, LLP, independent accountants.


                                                                      CLASS A
                                         -----------------------------------------------------------------
                                           YEAR      FIVE MONTHS
                                           ENDED        ENDED              YEAR ENDED OCTOBER 31,
                                         MARCH 31,    MARCH 31,    ---------------------------------------
                                           2003        2002(4)      2001     2000    1999    1998    1997
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $                   10.70       9.94     9.86   10.29    9.99    9.79
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)        $                    0.13       0.46     0.55    0.48*   0.49*   0.51*
 Net realized and unrealized gain
 (loss) on investments               $                   -0.41       0.74     0.08   -0.45    0.31    0.21
 Total from investment operations    $                   -0.28       1.20     0.63    0.03    0.80    0.72
LESS DISTRIBUTIONS FROM:
 Net investment income               $                    0.15       0.44     0.55    0.46    0.50    0.52
 Net realized gain on investments    $                    0.14         --       --      --      --      --
 Total distributions                 $                    0.29       0.44     0.55    0.46    0.50    0.52
 Net asset value, end of period      $                   10.13      10.70     9.94    9.86   10.29    9.99
 TOTAL RETURN(1):                    %                   -2.60      12.35     6.65    0.34    8.19    7.67
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $                  24,148     24,711   11,413   6,009     875     531
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                 %                    0.95       0.95     0.95    0.95    1.03    1.45
 Gross expenses prior to expense
 reimbursement(2)                    %                    1.13       1.20     1.22    1.72    1.84    2.45
 Net investment income after
 expense reimbursement(2)(3)         %                    3.08       4.55     5.65    4.75    4.88    5.16
 Portfolio Turnover rate             %                     167        260      139      31     181     148

                                                             CLASS B
                                    ---------------------------------------------------------
                                      YEAR      FIVE MONTHS    YEAR ENDED        MARCH 1,
                                      ENDED        ENDED      OCTOBER 31,       1999(5) TO
                                    MARCH 31,    MARCH 31,    ------------     OCTOBER 31,
                                      2003        2002(4)     2001    2000         1999
----------------------------------  ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                            10.71       9.95   9.86        10.12
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                       0.10       0.36   0.48         0.27*
 Net realized and unrealized gain
 (loss) on investments                             -0.42       0.77   0.08        -0.27
 Total from investment operations                  -0.32       1.13   0.56         0.00
LESS DISTRIBUTIONS FROM:
 Net investment income                              0.12       0.37   0.47         0.26
 Net realized gain on investments                   0.14         --    --            --
 Total distributions                                0.26       0.37   0.47         0.26
 Net asset value, end of period                    10.13      10.71   9.95         9.86
 TOTAL RETURN(1):                                  -2.99      11.52   5.88         0.00
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   486        512    68           152
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                                1.70       1.70   1.70         1.70
 Gross expenses prior to expense
 reimbursement(2)                                   1.88       1.95   1.97         2.47
 Net investment income after
 expense reimbursement(2)(3)                        2.33       3.78   4.90         4.00
 Portfolio Turnover rate                             167        260   139            31



                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                      YEAR      FIVE MONTHS                                            JUNE 30,
                                                      ENDED        ENDED              YEAR ENDED OCTOBER 31,          1998(5) TO
                                                    MARCH 31,    MARCH 31,        ------------------------------      OCTOBER 31,
                                                      2003        2002(4)          2001        2000        1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $                   10.69           9.93        9.85       10.29         10.11
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                   $                    0.11           0.38        0.47        0.40*         0.15*
 Net realized and unrealized gain (loss) on
 investments                                    $                   -0.42           0.74        0.09       -0.45          0.17
 Total from investment operations               $                   -0.31           1.12        0.56       -0.05          0.32
LESS DISTRIBUTIONS FROM:
 Net investment income                          $                    0.12           0.36        0.48        0.39          0.14
 Net realized gain on investments               $                    0.14             --          --          --            --
 Total distributions                            $                    0.26           0.36        0.48        0.39          0.14
 Net asset value, end of period                 $                   10.12          10.69        9.93        9.85         10.29
 TOTAL RETURN(1):                               %                   -2.95          11.50        5.89       -0.46          3.18
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $                     511            705         129         124           117
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                            %                    1.70           1.70        1.70        1.70          1.70
 Gross expenses prior to expense
 reimbursement(2)                               %                    1.88           1.95        1.97        2.47          2.51
 Net investment income after expense
 reimbursement(2)(3)                            %                    2.33           3.79        4.90        4.00          4.21
 Portfolio Turnover rate                        %                     167            260         139          31           181


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

(4) The Fund changed its fiscal year-end from October 31 to March 31.
(5) Commencement of offering of shares.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       29

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, former independent auditors. The information presented for the six month period ended September 30, 2002 is unaudited. For the year ended March 31, 2003, the financial statements have been audited by PricewaterhouseCoopers, LLP, independent accountants.


                                                                       CLASS A
                                    ------------------------------------------------------------------------------

                                      YEAR      FIVE MONTHS
                                      ENDED        ENDED                     YEAR ENDED OCTOBER 31,
                                    MARCH 31,    MARCH 31,    ----------------------------------------------------
                                      2003        2002(3)       2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                          $                   1.00        1.00       1.00       1.00       1.00       1.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income           $                   0.01        0.05       0.06       0.05*      0.05*      0.05
 Total income from investment
 operations                      $                   0.01        0.05       0.06       0.05       0.05       0.05
LESS DISTRIBUTIONS FROM:
 Net investment income           $                   0.01        0.05       0.06       0.05       0.05       0.05
 Total Distributions             $                   0.01        0.05       0.06       0.05       0.05       0.05
 Net asset value, end of period  $                   1.00        1.00       1.00       1.00       1.00       1.00
 TOTAL RETURN(2):                %                   0.70        4.58       5.97       4.88       5.36       5.49
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                         $                205,147     209,870    194,454    181,623    161,456    156,530
 Net expenses after expense
 reimbursement(1)(5)             %                   0.70        0.64       0.59       0.50       0.48       0.37
 Gross expenses prior to
 expense reimbursement(1)        %                   0.70        0.64       0.65       0.64       0.72       0.91
 Net investment income after
 expense reimbursement(1)(5)     %                   1.67        4.51       5.80       4.79       5.24       5.31

                                                           CLASS B
                                 -----------------------------------------------------------
                                                                                 PERIOD FROM
                                   YEAR      FIVE MONTHS       YEAR ENDED         MARCH 1,
                                   ENDED        ENDED          OCTOBER 31,       1999(4) TO)
                                 MARCH 31,    MARCH 31,    -------------------   OCTOBER 31,
                                   2003        2002(3)       2001       2000        1999
-------------------------------  -----------------------------------------------------------
Net asset value, beginning of
 period                                          1.00         1.00       1.00        1.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income                           0.00**       0.03       0.05        0.03*
 Total income from investment
 operations                                      0.00**       0.03       0.05        0.03
LESS DISTRIBUTIONS FROM:
 Net investment income                           0.00**       0.03       0.05        0.03
 Total Distributions                             0.00**       0.03       0.05        0.03
 Net asset value, end of period                  1.00         1.00       1.00        1.00
 TOTAL RETURN(2):                                0.29         3.55       4.92        2.56
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                                        1,880        1,199        159         148
 Net expenses after expense
 reimbursement(1)(5)                             1.70         1.64       1.59        1.50
 Gross expenses prior to
 expense reimbursement(1)                        1.70         1.64       1.65        1.64
 Net investment income after
 expense reimbursement(1)(5)                     0.67         3.51       4.80        3.78



                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                              YEAR          FIVE MONTHS                YEAR ENDED                  PERIOD FROM
                                              ENDED            ENDED                  OCTOBER 31,                JUNE 30, 1998(4)
                                            MARCH 31,        MARCH 31,        ----------------------------        TO OCTOBER 31,
                                              2003            2002(3)          2001     2000         1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $                       1.00            1.00     1.00         1.00              1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                  $                       0.01            0.05     0.06         0.05*             0.02*
 Total income from investment
 operations                             $                       0.01            0.05     0.06         0.05              0.02
LESS DISTRIBUTIONS FROM:
 Net investment income                  $                       0.01            0.05     0.06         0.05              0.02
 Total distributions                    $                       0.01            0.05     0.06         0.05              0.02
 Net asset value, end of period         $                       1.00            1.00     1.00         1.00              1.00
 TOTAL RETURN(2):                       %                       0.70            4.58     5.97         4.88              1.75
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $                     10,866          12,013    9,611        6,765               916
 Net expenses after expense
 reimbursement(1)(5)                    %                       0.70            0.64     0.59         0.50              0.48
 Gross expenses prior to expense
 reimbursement(1)                       %                       0.70            0.64     0.65         0.64              0.72
 Net investment income after expense
 reimbursement(1)(5)                    %                       1.67            4.51     5.80         4.79              5.24


--------------------------------------------------------------------------------

(1) Annualized for periods less than one year.
(2) Total return is calculated assuming reinvestment of all dividends and gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) The Fund changed its fiscal year-end from October 31 to March 31.
(4) Commencement of offering of shares.

(5) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

 30      ING Aeltus Money Market Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Growth and Income Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund

ING Disciplined LargeCap Fund

ING SmallCap Opportunities Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund

ING MagnaCap Fund

ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund
ING Value Opportunity Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund


INTERNATIONAL EQUITY FUNDS

ING Emerging Countries Fund

ING Foreign Fund

ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
Strategic Allocation Growth Fund
Strategic Allocation Balanced Fund
Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected the Funds' performance during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund


  [ING FUNDS LOGO]

       PROSPECTUS

[ABACUS PHOTO]

       August 1, 2003


       Class I
                                                 INSTITUTIONAL CLASS SHARES

                                                 INTERNATIONAL FUND
                                                 ING International Growth Fund

                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Fund
                                                 ING Small Company Fund
                                                 ING Technology Fund

                                                 DOMESTIC EQUITY INDEX FUNDS
                                                 ING Index Plus LargeCap Fund
                                                 ING Index Plus MidCap Fund
                                                 ING Index Plus SmallCap Fund

                                                 DOMESTIC EQUITY VALUE FUND
                                                 ING Value Opportunity Fund

                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Balanced Fund
                                                 ING Growth and Income Fund

                                                 FIXED INCOME FUNDS
                                                 ING Bond Fund
                                                 ING Government Fund
                                                 ING Aeltus Money Market Fund

                                                 STRATEGIC ALLOCATION FUNDS
                                                 ING Strategic Allocation Growth
                                                 Fund
                                                 ING Strategic Allocation
                                                 Balanced Fund
                                                 ING Strategic Allocation Income
                                                 Fund

       This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY]  WHAT YOU
         PAY TO
         INVEST




WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    FUNDS AT A GLANCE                                        2
    INTERNATIONAL FUND
    ING International Growth Fund                            4



    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund                                          6
    ING Small Company Fund                                   8
    ING Technology Fund                                     10



    DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund                            12
    ING Index Plus MidCap Fund                              14
    ING Index Plus SmallCap Fund                            16



    DOMESTIC EQUITY VALUE FUNDS
    ING Value Opportunity Fund                              18



    DOMESTIC EQUITY AND INCOME FUNDS
    ING Balanced Fund                                       20
    ING Growth and Income Fund                              22



    FIXED INCOME FUNDS
    ING Bond Fund                                           24
    ING Government Fund                                     26
    ING Aeltus Money Market Fund                            28



    STRATEGIC ALLOCATION FUNDS
    ING Strategic Allocation Growth Fund                    32
    ING Strategic Allocation Balanced Fund                  33
    ING Strategic Allocation Income Fund                    34

    WHAT YOU PAY TO INVEST                                  36
    SHAREHOLDER GUIDE                                       38
    MANAGEMENT OF THE FUNDS                                 42
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      44
    MORE INFORMATION ABOUT RISKS                            45
    FINANCIAL HIGHLIGHTS                                    49
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Growth Fund                              Long-term capital growth
FUND              Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Growth Fund                                            Growth of Capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Small Company Fund                                     Growth of Capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Technology Fund                                        Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: AIC Asset Management, LLC


DOMESTIC          Index Plus LargeCap Fund                               Outperform the total return
EQUITY INDEX      Adviser: ING Investments, LLC                          performance of the Standard &
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        Poor's 500 Composite Stock
                                                                         Price Index (S&P 500 Index),
                                                                         while maintaining a market
                                                                         level of risk

                  Index Plus MidCap Fund                                 Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's MidCap 400 Index (S&P
                                                                         400 Index), while maintaining
                                                                         a market level of risk

                  Index Plus SmallCap Fund                               Outperform the total return
                  Adviser: ING Investments, LLC                          performance of the Standard &
                  Sub-Adviser: Aeltus Investment Management, Inc.        Poor's SmallCap 600 Index (S&P
                                                                         600 Index), while maintaining
                                                                         a market level of risk


DOMESTIC          Value Opportunity Fund                                 Growth of Capital
EQUITY VALUE      Adviser: ING Investments, LLC
FUND              Sub-Adviser: Aeltus Investment Management, Inc.


DOMESTIC          Balanced Fund                                          Maximize total return with
EQUITY AND        Adviser: ING Investments, LLC                          reasonable safety of principal
INCOME FUNDS      Sub-Adviser: Aeltus Investment Management, Inc.

                  Growth and Income Fund                                 Long-term capital growth and
                  Adviser: ING Investments, LLC                          income
                  Sub-Adviser: Aeltus Investment Management, Inc.


FIXED INCOME      Bond Fund                                              Provide as high a level of
FUNDS             Adviser: ING Investments, LLC                          total return as is consistent
                  Sub-Adviser: Aeltus Investment Management, Inc.        with reasonable risk

                  ING Government Fund                                    Provide income consistent with
                  Adviser: ING Investments, LLC                          the preservation of capital
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  Aeltus Money Market Fund                               Provide high current return
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: Aeltus Investment Management, Inc.        preservation of capital and
                                                                         liquidity


STRATEGIC         Strategic Allocation Growth Fund                       Capital appreciation
ALLOCATION        Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  Strategic Allocation Balanced Fund                     Provide total return (i.e.,
                  Adviser: ING Investments, LLC                          income and capital
                  Sub-Adviser: Aeltus Investment Management, Inc.        appreciation, both realized
                                                                         and unrealized)

                  Strategic Allocation Income Fund                       Provide total return
                  Adviser: ING Investments, LLC                          consistent with preservation
                  Sub-Adviser: Aeltus Investment Management, Inc.        of capital

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Common stocks principally traded in countries             Price volatility and other risks that accompany an
outside of the U.S.                                       investment in foreign equities. Sensitive to currency
                                                          exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.


Equity securities of large U.S. companies.                Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of small-sized U.S. companies.          Price volatility and other risks that accompany an
                                                          investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during period of economic uncertainty.


Equity securities of companies in the information         Price volatility and other risks that accompany an
technology sector.                                        investment in equity securities and maintaining a
                                                          non-diversified portfolio focusing on companies engaged in information technology section.


Equity securities included in the S&P 500 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 400 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities included in the S&P 600 Index.          Price volatility and other risks that accompany an
                                                          investment in equity securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to offer above-average growth potential.                  investment in equity securities.


Investment grade debt securities with a minimum           Credit, interest rate, repayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Credit, interest rate, repayment and other risks that
payment of principal and interest by the U.S.             accompany an investment in government bonds and mortgage
Government, its agencies or instrumentalities.            related investments. Generally has less credit risk than
                                                          other income funds.


High quality, money market instruments.                   Credit, interest rate, repayment and other risks that
                                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.


A mix of equity and debt securities.                      Price volatility and other risks that accompany an
                                                          investment in equity securities; credit, interest rate and other risks that accompany an investment in debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERNATIONAL GROWTH FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.


In managing International Growth, the Sub-Adviser looks to:


- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.


- The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others: The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING International Growth Fund

                                                   ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
30.37     0.04     6.98     23.23    15.91    18.34    52.09   -21.46   -25.74   -29.80

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
               4th quarter 1999:  31.90%
               3rd quarter 2002: -24.06%

             Fund's year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR   5 YEARS   10 YEARS
Class I Return Before Taxes                                     %  -29.80    -5.92      3.92
Class I Return After Taxes on Distributions                     %  -29.90    -7.94      1.24
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -18.30    -4.43      2.74
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -15.66    -2.61      4.30(3)

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(3) The MSCI EAFE Index return is for the period beginning January 1, 1992.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING International Growth Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH FUND                               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.


In managing Growth, the Sub-Adviser:


- Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others: The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 6      ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          5.59     34.30    22.12    22.75    37.90    35.09   -12.60   -27.38   -29.05

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  23.31%
                           1st quarter 2001: -23.59%

             Fund's year-to-date total return as of June 30, 2003:


                                      [  ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -29.05         -3.45                   6.65
Class I Return After Taxes on Distributions                     %  -29.05         -4.98                   4.30
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -17.84         -2.52                   5.12
Russell 1000 Growth Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -27.88         -3.84                   7.14(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 1000 Growth Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         ING Growth Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than companies included in the first two categories.


The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. In managing Small Company, the Sub-Adviser:


- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:
The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          1.30     48.17    13.62    33.28    1.27     31.01    7.65     3.74    -23.76


(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           1st quarter 2000:  28.43%
                           3rd quarter 2002: -19.31%

             Fund's year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -23.76           2.47                  11.06
Class I Return After Taxes on Distributions                     %   -23.76           1.36                   7.85
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -14.59           1.50                   7.78
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -20.48          -1.36                   5.92(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(3) The Russell 2000 Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING TECHNOLOGY FUND                                    AIC Asset Management, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Technology invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


Companies in the information technology sector include companies that the Sub-Adviser considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:


- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

- Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

- Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for, e-commerce.


The Sub-Adviser considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. The Sub-Adviser will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.



In selecting stocks for Technology, the Sub-Adviser looks at a company's valuation relative to its potential long-term growth rate. The Sub-Adviser may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if the Sub-Adviser determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if the Sub-Adviser believes that another investment offers a better opportunity.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology sector, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 10      ING Technology Fund

                                                             ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                        -24.67   -42.58


(1) This figure is for the year ended December 31, 2001.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser. Formerly, Aeltus, served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as Sub-Adviser since the Fund commenced operations.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.63%
                           3rd quarter 2001: -34.92%

             Fund's year-to-date total return as of June 30, 2003.


                                      [  ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -42.58           -37.52                  N/A
Class I Return After Taxes on Distributions                     %   -42.58           -37.53                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -26.14           -26.93                  N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(2)          %   -40.27           -39.58(3)               N/A

(1) Class I commenced operations on March 1, 2000.

(2) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(3) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus LargeCap invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus LargeCap, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in Index Plus LargeCap between 400 and 450 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of Index Plus LargeCap and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus LargeCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 12      ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     33.93    32.50    24.51    -9.46   -13.97   -21.86


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2002: -17.34%

             Fund's year-to-date total return as of June 30, 2003:


                                      [  ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %  -21.86          0.08                  4.81
Class I Return After Taxes on Distributions                     %  -22.21         -0.28                  3.78
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -13.42         -0.08                  3.44
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %  -22.10         -0.56                  4.00(3)

(1) Class I commenced operations on December 10, 1996.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning December 1, 1996.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus LargeCap Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus MidCap invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus MidCap, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of Index Plus MidCap and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus MidCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 14      ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       15.61    19.98    -1.59   -12.33


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  18.79%
                           3rd quarter 2002: -15.40%

             Fund's year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -12.33            8.31                   N/A
Class I Return After Taxes on Distributions                     %   -12.48            5.96                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    -7.42            5.82                   N/A
S&P MidCap 400 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %   -14.51            6.94(3)                N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(3) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Index Plus SmallCap invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus SmallCap, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of Index Plus SmallCap and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus SmallCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

 16      ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       10.28    7.83     3.21    -12.22


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2002: -16.87%

             Fund's year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -12.22           1.52                   N/A
Class I Return After Taxes on Distributions                     %  -12.43           1.44                   N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -7.31           1.21                   N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
expenses or taxes)(2)                                           %  -14.63           2.89(3)                N/A

(1) Class I commenced operations on February 3, 1998.

(2) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

(3) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Index Plus SmallCap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING VALUE OPPORTUNITY FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, the Sub-Adviser tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. The Sub-Adviser believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, the Sub-Adviser evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. The Sub-Adviser looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 18      ING Value Opportunity Fund

                                                      ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       19.60    8.41    -10.15   -25.90


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  16.42%
                           3rd quarter 2002: -19.69%

             Fund's year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -25.90             0.33                  N/A
Class I Return After Taxes on Distributions                     %   -25.90            -0.91                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -15.90             0.19                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %   -22.10            -0.82(3)               N/A

(1) Class I commenced operations on February 2, 1998.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) The S&P 500 Index return is for the period beginning February 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BALANCED FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Balanced allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;

- debt, such as bonds, mortgage-related and other asset-backed securities;

- U.S. Government securities; and

- money market instruments.


The Sub-Adviser typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.



In managing the equity component of Balanced, the Sub-Adviser typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.



In managing the debt component of Balanced, the Sub-Adviser looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may also invest in foreign debt securities.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.


Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield instruments are even more sensitive to economic and market conditions than other fixed income instruments.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 20      ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
9.73      -1.73    26.18    15.34    21.09    16.52    12.27    -1.05    -4.61   -10.91


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:

  4th quarter 1998  :    12.85%
  3rd quarter 2002  :    -9.44%


             Fund's year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index), the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR   5 YEARS   10 YEARS
Class I Return Before Taxes                                     %  -10.91     1.93      7.65
Class I Return After Taxes on Distributions                     %  -11.31     0.20      5.20
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -6.69      1.05      5.41
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(1)                                                     %  -22.10    -0.56      9.34
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  10.25      7.55      7.51
Composite Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %  -9.82      3.10      8.94

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3) The Composite Index consists of 60% S&P 500 Index and 40% LBAB.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING Balanced Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                    Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.



In managing Growth and Income, the Sub-Adviser:


- Emphasizes stocks of larger companies.

- Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.


- Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.


Although the Sub-Adviser emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.


Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 22      ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
6.58      -0.34    31.49    27.83    31.51    14.88    17.87   -11.40   -18.66   -25.29


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  19.37%
                           3rd quarter 2002: -16.39%

             Fund's year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                    5 YEARS
                                                                    1 YEAR     (OR LIFE OF CLASS)          10 YEARS
Class I Return Before Taxes                                     %   -25.29            -6.12                   5.52
Class I Return After Taxes on Distributions                     %   -25.54            -8.11                   2.84
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -15.52            -4.75                   4.08
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(1)                                                       %   -22.10            -0.56                   9.34

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Bond Fund invests at least 80% of its assets in:

- Investment grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.



Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade.



The Fund may invest in securities of foreign governments and supranational organizations; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; and municipal bonds, notes and commercial paper. The Fund may also engage in dollar roll transactions and swap agreements and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.



In managing the Bond Fund, the Sub-Adviser:


- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.


The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.



The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.



CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.



CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.



PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.



EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.



RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.



RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.



RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.



SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.



PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 24      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
10.22     -3.26    17.03    3.39     7.91     8.45     -0.86    9.58     8.60     8.35


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                           2nd quarter 1995 :  5.78%
                            1st quarter 1994 : -2.39%

             Fund's year-to-date total return as of June 30, 2003:


                                    [      ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   10 YEARS
Class I Return Before Taxes                                     %     8.35            6.75            6.79
Class I Return After Taxes on Distributions                     %     6.76            4.45            4.39
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %     5.08            4.25            4.24
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(1)                                                     %    10.25            7.55            7.51

(1) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          ING Bond Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                           Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, ING Government invests at least 80% of its assets in U.S. Government securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.


In managing ING Government, the Sub-Adviser:


- Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, ING Government may, at times, emphasize one type of U.S. Government security over another.


The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- debt securities in which the Fund may invest face market, and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally.



CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.



PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.



EXTENSION RISK -- slower than expected principal payments on a mortgage-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.



There is the risk that when lending securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 26      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          -1.89    16.00    2.29     9.32     7.72     -0.38    10.52    6.94     8.77


(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.12%
                            1st quarter 1996: -1.82%

             Fund's year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %    8.77            6.65                  6.46
Class I Return After Taxes on Distributions                     %    7.25            4.56                  4.20
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    5.35            4.28                  4.04
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(2)                    %    9.64            7.44                  6.77(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(3) The Lehman Brothers Intermediate Government Bond Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                  Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include repurchase agreements, U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Sub-Adviser seeks to maintains a dollar-weighted average portfolio maturity of 90 days or less.



The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.


REPURCHASE AGREEMENTS -- Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.



SECURITIES LENDING -- There is the risk that when lending securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.


 28      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
3.29      4.29     5.99     5.41     5.45     5.32     4.98     6.07     3.85     1.27


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.56%
                            4th quarter 2002: 0.24%

             Fund's year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides an indication of the risk of investing in the Fund by showing how the Fund's average annual total returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Index. Previously the Fund's returns were compared to the Money Fund Report Averages(TM)/All Taxable Index. The Adviser believes that the iMoneyNet First Tier Retail Index is more representative of the Fund's investment style and should allow for more meaningful performance comparison.



                                                                    1 YEAR    5 YEARS   10 YEARS
Class I Return                                                  %    1.27      4.28       4.56
Money Fund Report Averages(TM)/All Taxable Index (reflects
no deduction for fees, expenses or taxes)(1)                    %    1.27      4.00       4.26
iMoneyNet First Tier Retail Index(2)                            %


(1) The Money Fund Report Averages(TM)/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(2) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds.


      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Aeltus Money Market Fund       29

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION BALANCED FUND

ING STRATEGIC ALLOCATION INCOME FUND

OBJECTIVES

Strategic Allocation Growth seeks to provide capital appreciation.

Strategic Allocation Balanced seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Strategic Allocation Income seeks to provide total return consistent with preservation of capital.

INVESTMENT STRATEGIES

Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.
- Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.
- Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.


Under normal market conditions, the Sub-Adviser allocates the assets of each Strategic Allocation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield instruments) and money market instruments. To remain consistent with each Strategic Allocation Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.


The Strategic Allocation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.


Each Strategic Allocation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Strategic Allocation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements. In selecting individual portfolio securities, the Sub-Adviser considers such factors as:


- Expected dividend yields and growth rates.
- Bond yields.
- Current relative value compared to historic averages.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:


The success of each Strategic Allocation Fund's strategy depends significantly on the Sub-Adviser's skill in choosing investments and in allocating assets among the different investment classes.


In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Strategic Allocation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Strategic Allocation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are

 30      ING Strategic Allocation Funds

                                                  ING STRATEGIC ALLOCATION FUNDS
--------------------------------------------------------------------------------

usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

   ASSET CLASS

                                              STRATEGIC         STRATEGIC         STRATEGIC
                                              ALLOCATION        ALLOCATION        ALLOCATION               ASSET CLASS
                                                GROWTH         BALANCED(1)        INCOME(2)          COMPARATIVE INDICES(3)
     EQUITIES
     DOMESTIC STOCKS
     Range
                                           0-100%            0-80%             0-70%             Russell 3000
     Benchmark
                                           70%               55%               35%
     INTERNATIONAL STOCKS
     Range
                                           0-20%             0-10%             0-10%             Morgan Stanley Capital
     Benchmark
                                           10%               5%                0%                International Europe,
                                                                                                 Australia and Far East Index
     FIXED INCOME
     U.S. DOLLAR BONDS
     Range
                                           0-40%             0-70%             0-100%            Lehman Brothers
     Benchmark
                                           20%               35%               55%               Aggregate Bond Index
     MONEY MARKET INSTRUMENTS
     Range
                                           0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
     Benchmark
                                           0%                5%                10%



(1) Strategic Allocation Balanced will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Strategic Allocation Income will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.


(3) The Asset Class Comparative Indices are components of the Composite Indices used by the Sub-Adviser as a benchmark to compare the performance of each Fund. See page 35 for a description of each Asset Class Comparative Index.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Strategic Allocation Funds       31

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   23.62    23.17    19.38    4.54     14.82    -2.33   -12.01   -14.88


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Growth Fund. Prior to that date, the name of the Fund was "ING Ascent Fund."

            Best and worst quarterly performance during this period:
                            2nd quarter 1997:  10.57%
                            3rd quarter 2002: -15.33%

             Fund's year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Growth Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -14.88          -2.57                   6.03
Class I Return After Taxes on Distributions                     %   -15.05          -3.68                   3.36
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    -9.14          -2.37                   3.94
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -21.54          -0.71                   9.84(3)
Strategic Allocation Growth Composite (reflects no deduction
for fees, expenses or taxes)(4)                                 %   -14.98           1.06                   8.96(5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Growth Composite return is for the period beginning January 1, 1995.

 32      ING Strategic Allocation Growth Fund

ING STRATEGIC ALLOCATION BALANCED FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   21.05    18.59    16.95    4.11     10.40    -0.75    -7.51   -10.25


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Balanced Fund. Prior to that date, the name of the Fund was "ING Crossroads Fund."

            Best and worst quarterly performance during this period:
                           2nd quarter 1997:   8.71%
                           3rd quarter 2002: -11.59%

             Fund's year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Russell 3000 Index and the Strategic Allocation Balanced Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -10.25          -1.08                   5.97
Class I Return After Taxes on Distributions                     %   -10.73          -2.31                   3.49
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    -6.29          -1.33                   3.85
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(2)                                                    %   -21.54          -0.71                   9.84(3)
Strategic Allocation Balanced Composite (reflects no
deduction for fees, expenses or taxes)(4)                       %    -9.51           2.78                   9.09(5)

(1) Class I commenced operations on January 4, 1995.

(2) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3) The Russell 3000 Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Balanced Composite return is for the period beginning January 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                 ING Strategic Allocation Balanced Fund       33

                                            ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   18.90    14.41    12.52    6.28     7.46     3.74     -2.77    -5.18


(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser.

(3) Effective October 1, 2002, the Fund changed its name to ING Strategic Allocation Income Fund. Prior to that date, the name of the Fund was "ING Legacy Fund."

            Best and worst quarterly performance during this period:
                            2nd quarter 1997:  6.67%
                            3rd quarter 2002: -6.74%

             Fund's year-to-date total return as of June 30, 2003:


                                     [    ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index) and the Strategic Allocation Income Composite. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   -5.18            1.78                  6.64
Class I Return After Taxes on Distributions                     %   -5.80            0.29                  3.91
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   -3.18            0.78                  4.20
LBAB Index (reflects no deduction for fees, expenses or
taxes)(2)                                                       %   10.25            7.55                  8.61(3)
Strategic Allocation Income Composite (reflects no deduction
for fees, expenses or taxes)(4)                                 %   -2.28            4.75                  9.03(5)

(1) Class I commenced operations on January 4, 1995.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(3) The LBAB Index return is for the period beginning January 1, 1995.

(4) The Strategic Allocation Income Fund Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(5) The Strategic Allocation Income Composite return is for the period beginning January 1, 1995.

 34      ING Strategic Allocation Income Fund

                                                               BENCHMARK INDICES

--------------------------------------------------------------------------------

ASSET CLASS                                               ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------------------------------------------------
Domestic Stocks                                           The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
                                                          equity market.


International Stocks                                      The Morgan Stanley Capital International-Europe, Australia,
                                                          Far East Index is a market value-weighted average of the
                                                          performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.


U.S. Dollar Bonds                                         The Lehman Brothers Aggregate Bond Index is a widely
                                                          recognized, unmanaged index of publicly issued fixed rate
                                                          U.S. Government, investment grade, mortgage-backed and
                                                          corporate debt securities.


Cash Equivalents                                          Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to
                                                          cash because their maturity is only three months.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Benchmark Indices       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS I


                                                      DISTRIBUTION                      TOTAL
                                                      AND SERVICE                       FUND            WAIVERS,
                                         MANAGEMENT     (12B-1)          OTHER        OPERATING      REIMBURSEMENTS        NET
FUND                                        FEE           FEES        EXPENSES(2)     EXPENSES     AND RECOUPMENT(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 International Growth              %        0.85            --           0.73           1.58             -0.22             1.36
 Growth                            %        0.70            --           0.26           0.96                --             0.96
 Small Company                     %        0.85            --           0.22           1.07                --             1.07
 Technology                        %        1.05            --           1.30           2.35             -0.85             1.50
 Index Plus LargeCap               %        0.45            --           0.24           0.69                --             0.69
 Index Plus MidCap                 %        0.45            --           0.61           1.06             -0.31             0.75
 Index Plus SmallCap               %        0.45            --           1.41           1.86             -1.11             0.75
 Value Opportunity                 %        0.70            --           0.67           1.37             -0.27             1.10
 Balanced                          %        0.80            --           0.34           1.14                --             1.14
 Growth and Income                 %        0.68            --           0.23           0.91                --             0.91
 Bond                              %        0.50            --
 ING Government                    %        0.50            --
 Money Market                      %        0.40            --                                              --
 Strategic Allocation Growth       %        0.80            --           0.45           1.25             -0.25             1.00
 Strategic Allocation Balanced     %        0.80            --           0.37           1.17             -0.22             0.95
 Strategic Allocation Income       %        0.80            --           0.51           1.31             -0.41             0.90


--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.


(3) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund (except Growth, Balanced, Growth and Income and Money Market) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least May 31, 200[-] except for Bond and ING Government which will continue at least through March 31, 2004 and International Growth which will continue at least through October 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fee and/or administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses".


 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS I FUND                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------
 International Growth                                             $138       $477       $  840       $1,860
 Growth                                                             98        306          531        1,178
 Small Company                                                     109        340          590        1,306
 Technology                                                        238        733        1,255        2,686
 Index Plus LargeCap                                                70        221          384          859
 Index Plus MidCap                                                 108        337          585        1,294
 Index Plus SmallCap                                               189        585        1,006        2,180
 Value Opportunity                                                 139        434          750        1,646
 Balanced                                                          116        362          628        1,386
 Growth and Income                                                  93        290          504        1,120
 Bond
 ING Government
 Aeltus Money Market
 Strategic Allocation Growth                                       127        397          686        1,511
 Strategic Allocation Balanced                                     119        372          644        1,420
 Strategic Allocation Income                                       133        415          718        1,579
------------------------------------------------------------------------------------------------------------


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

- The minimum additional investment is $100,000, except that Class I shareholders who were eligible to purchase shares with a minimum initial investment of $1,000 will be allowed to make subsequent minimum investments of $1,000.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

MARKET TIMERS
A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.




                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the Fund and mail
                    completed Application.   them to the address on
                    Please indicate your     the account statement.
                    investment               Remember to write your
                    professional on the      account number on the
                    New Account              check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0182 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368


 38      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.
 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.
 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each Class I share of each Fund is calculated by taking the value of the Fund's assets attributable to the Class I shares, subtracting the Fund's liabilities attributable to the Class I shares, and dividing by the number Class I shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The ING Aeltus Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser or Distributor may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the Prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside

 40      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, ($500 for shareholders holding Class I shares as of February 28, 2002), other than as a result of a decline in the NAV per share.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of June 30, 2003, ING managed over $  billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                      MANAGEMENT
FUND                                                     FEE
International Growth                                     0.85%
Growth                                                   0.70
Small Company                                            0.85
Technology                                               1.05
Index Plus LargeCap                                      0.45
Index Plus MidCap                                        0.45
Index Plus SmallCap                                      0.45
Value Opportunity                                        0.70
Balanced                                                 0.80
Growth and Income                                        0.68
Bond                                                     0.50
ING Government                                           0.50
Aeltus Money Market                                      0.40
Strategic Allocation Growth                              0.80
Strategic Allocation Balanced                            0.80
Strategic Allocation Income                              0.80

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as Sub-Adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING and the Board. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of June 30, 2003, Aeltus managed over $ billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.


Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Carolie Burroughs, Portfolio Manager, Aeltus. Ms. Burroughs has been managing Small Company since March 2002. Ms. Burroughs has been managing small-cap portfolios for Aeltus' institutional clients since 1998. Ms. Burroughs has also served as a small-cap securities specialist for other Aeltus advised funds since 1998. Prior to joining Aeltus, she gained investment experience with Loomis Sayles and Colonial Management Associates.

VALUE OPPORTUNITY FUND

Value Opportunity is managed by a team of Aeltus equity investment specialists led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Value Opportunity since October 2002. Mr. Townswick also manages the Growth and Income Fund and co-manages small- and mid-cap portfolios and has served as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists.

GROWTH FUND

Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has over 29 years of experience in the investment business, including more than 20 years with Aeltus.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP FUNDS

Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

 42      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

BALANCED FUND

Balanced is managed by a team of investment professionals led by Neil Kochen and James Kauffmann.

Mr. Kochen, Executive Vice President, Chief Investment Officer, Aeltus, has been co-managing Balanced since January 2000 and heads a team of equity investment specialists. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.


James B. Kauffmann co-manages the Balanced Fund. Mr. Kauffman joined ING Groep N.V. in 1996 and has over 17 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


GROWTH AND INCOME FUND

Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

BOND FUND


James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 17 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


ING GOVERNMENT FUND


ING Government Fund is managed by a team of Aeltus fixed income specialists led by John Murphy. In 1986, he joined Aeltus and has served as a quantitative analyst and assistant portfolio manager of fixed income investments, now specializing in the management of mortgage related securities.



MONEY MARKET FUND



Money Market is managed by a team of Aeltus fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson joined ING Groep N.V. in 1998 and has over ten years of investment experience. Prior to joining ING Groep N.V., she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.


STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME

The ING Strategic Allocation Funds are managed by a team of Aeltus investment professionals led by Mary Ann Fernandez. Ms. Fernandez joined Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

TECHNOLOGY FUND

AIC ASSET MANAGEMENT, LLC


AIC Asset Management, LLC (AIC), 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to Technology. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with Technology's investment objective, policies and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology. As of June 30, 2003, AIC had more than $ million in assets under management.


Ronald E. Elijah, managing member of AIC, has been co-managing Technology since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999). Roderick R. Berry, a member of AIC, has served as co-portfolio manager of Technology since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team (March 1995 to March 1999).



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       43

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends if any, as follows:


ANNUALLY(1)           ANNUALLY(2)          MONTHLY(3)
-----------           -----------          ----------
International Growth  Balanced             Bond
Growth                Growth and Income    ING Government
Small Company                              Money Market(3)
Technology
Index Plus LargeCap
Index Plus MidCap
Index Plus SmallCap
Value Opportunity
Strategic Allocation
  Growth
Strategic Allocation
  Balanced
Strategic Allocation
  Income


(1) Distributions are normally expected to consist primarily of capital gains.

(2) Dividends are expected normally to consist of ordinary income.

(3) Dividends are declared daily and paid monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Class.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 44      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


FUTURES CONTRACTS AND OPTIONS (ALL FUNDS EXCEPT MONEY MARKET). The Funds may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).


- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND, BALANCED, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT MONEY MARKET). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small-and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING GOVERNMENT). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       45

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investments in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT BOND, ING GOVERNMENT AND MONEY MARKET). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



MORTGAGE-RELATED SECURITIES (BALANCED, GROWTH AND INCOME, BOND, ING GOVERNMENT, MONEY MARKET, STRATEGIC ALLOCATION GROWTH, STRATEGIC ALLOCATION BALANCED AND STRATEGIC ALLOCATION INCOME). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



DERIVATIVES (ALL FUNDS EXCEPT MONEY MARKET). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



HIGH YIELD SECURITIES (ALL FUNDS EXCEPT INTERNATIONAL GROWTH, TECHNOLOGY AND MONEY MARKET). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.




 46      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT MONEY MARKET). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


TEMPORARY DEFENSIVE STRATEGIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP, INDEX PLUS MIDCAP AND INDEX PLUS SMALLCAP). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.


PORTFOLIO TURNOVER (ALL FUNDS EXCEPT MONEY MARKET). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


CONCENTRATION (TECHNOLOGY). The Fund concentrates (for purposes of the Investment Company Act of 1940) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


OTHER RISKS

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements, which include the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however,



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       47

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. A Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Advisor might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



 48      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent auditors, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       49

ING INTERNATIONAL GROWTH FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on October 31, 2002, the financial statements have been audited by PricewaterhouseCoopers, independent accountants. For the periods ending on or before October 31, 2001, the financial statements have been audited by KPMG LLP, former independent auditors. The information presented for the six month period ended April 30, 2003 is unaudited.



                                                                SIX MONTHS
                                                                   ENDED
                                                                 APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                                   2003           -----------------------------------------------
                                                                (UNAUDITED)       2002(2)     2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                    $                            7.32      13.57     13.78     11.87     13.65
 Income from investment operations:
 Net investment income or loss                         $                            0.00*+    -0.01     -0.09      0.01+     0.02+
 Net realized and change in unrealized gain or
 loss on investments                                   $                           -1.86+     -4.17      1.47      3.09      1.06
Total from investment operations                       $                           -1.86      -4.18      1.38      3.10      1.08
Less distributions from:
 Net investment income                                 $                              --         --        --      0.59      0.40
 Net realized gains on investments                     $                              --       2.07      1.59      0.60      2.46
 Total distributions                                   $                              --       2.07      1.59      1.19      2.86
 Net asset value, end of year                          $                            5.46       7.32     13.57     13.78     11.87
 TOTAL RETURN(1):                                      %                          -25.41     -35.47      9.16     28.10     10.22
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                       $                          17,098     27,777    46,655    42,605    34,556
 Net expenses after expense reimbursement(3)           %                            1.36       1.35      1.24      1.35      1.48
 Gross expenses prior to expense reimbursement         %                            1.53       1.35      1.24      1.53      1.67
 Net investment income or loss after expense
 reimbursement(3)                                      %                            0.04      -0.14     -0.30      0.09      0.15
 Portfolio turnover rate                               %                             299        222       182       176       153


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as sub-advisor.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

*  Amount represents less than $0.01 per share.

 50      ING International Growth Fund

FINANCIAL HIGHLIGHTS                                             ING GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                       SIX MONTHS
                                                          ENDED          SEVEN MONTHS
                                                      NOVEMBER 30,          ENDED                 YEAR ENDED OCTOBER 31,
                                                          2002             MAY 31,       ----------------------------------------
                                                       (UNAUDITED)         2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $            11.51             11.95         22.98      22.54      16.62      17.02
 Income from investment operations:
 Net investment income (loss)                 $            -0.01             -0.03         -0.04      -0.04      -0.01*      0.01*
 Net realized and unrealized gain (loss) on
 investments                                  $            -1.54             -0.41         -8.39       3.56       6.13       2.09
 Total from investment operations             $            -1.55             -0.44         -8.43       3.52       6.12       2.10
 Less distributions from:
 Net investment income                        $               --                --            --         --         --         --
 Net realized gains on investments            $               --                --          2.60       3.08       0.20       2.50
 Total distributions                          $               --                --          2.60       3.08       0.20       2.50
 Net asset value, end of period               $             9.96             11.51         11.95      22.98      22.54      16.62
 TOTAL RETURN(1):                             %           -13.47             -3.68        -40.54      16.65      37.09      14.78
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $           98,637           124,351       141,232    254,209    206,238    128,667
 Ratios to average net assets:
 Expenses(2)                                  %             1.04              0.96          0.91       0.87       0.94       1.00
 Net investment income (loss)(2)              %            -0.19             -0.42         -0.28      -0.09      -0.04       0.07
 Portfolio turnover rate                      %              100               143           199        183        142        170


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Growth Fund       51

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                         SIX MONTHS
                                                            ENDED          SEVEN MONTHS
                                                        NOVEMBER 30,          ENDED                YEAR ENDED OCTOBER 31,
                                                            2002             MAY 31,       --------------------------------------
                                                         (UNAUDITED)         2002(3)        2001       2000       1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $            14.15             13.17         15.26      12.46     10.43     15.55
 Income from investment operations:
 Net investment income (loss)                   $             0.01             -0.01          0.07       0.06      0.05*     0.09*
 Net realized and unrealized gain (loss) on
 investments                                    $            -2.46              1.03         -1.34       3.72      2.08     -0.90
 Total from investment operations               $            -2.45              1.02         -1.27       3.78      2.13     -0.81
 Less distributions from:
 Net investment income                          $               --              0.04          0.08       0.04      0.04        --
 Net realized gains on investments              $               --                --          0.74       0.94      0.06      4.31
 Total distributions                            $               --              0.04          0.82       0.98      0.10      4.31
 Net asset value, end of period                 $            11.70             14.15         13.17      15.26     12.46     10.43
 TOTAL RETURN(1):                               %           -11.32              7.74         -8.41      31.79     20.54     -7.47
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $          159,132           214,459       183,569    188,306    51,423    29,543
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                            %             1.11              1.07          1.09       1.10      1.23      1.32
 Gross expenses prior to expense
 reimbursement(2)                               %             1.11              1.07          1.09       1.10      1.25      1.43
 Net investment income (loss) after expense
 reimbursement(2)(4)                            %             0.22             -0.11          0.50       0.46      0.43      0.46
 Portfolio turnover rate                        %              178               200           257        333       232       212


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

 52      ING Small Company Fund

FINANCIAL HIGHLIGHTS                                         ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                                     SIX MONTHS
                                                                        ENDED          SEVEN MONTHS       YEAR         MARCH 1,
                                                                    NOVEMBER 30,          ENDED           ENDED       2000(5) TO
                                                                        2002             MAY 31,       OCTOBER 31,    OCTOBER 31,
                                                                     (UNAUDITED)         2002(3)          2001           2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $            3.84               3.90           8.58          10.00
 Income from investment operations:
 Net investment loss                                        $           -0.02              -0.04          -0.06          -0.14
 Net realized and unrealized loss on investments            $           -0.71              -0.02          -4.62          -1.28
 Total from investment operations                           $           -0.73              -0.06          -4.68          -1.42
 Net asset value, end of period                             $            3.11               3.84           3.90           8.58
 TOTAL RETURN(1):                                           %          -19.01              -1.54         -54.55         -14.20
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $             613                775            839          1,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)             %            1.50               1.50           1.50           1.50
 Gross expenses prior to expense reimbursement(2)           %            2.95               2.35           2.36           2.48
 Net investment loss after expense reimbursement(2)(4)      %           -1.13              -1.42          -1.11          -1.09
 Portfolio turnover rate                                    %              21                 59            175            124


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Technology Fund       53

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                       SIX MONTHS
                                                          ENDED          SEVEN MONTHS
                                                      NOVEMBER 30,          ENDED                 YEAR ENDED OCTOBER 31,
                                                          2002             MAY 31,       ----------------------------------------
                                                       (UNAUDITED)         2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $            13.78             13.83         18.79      17.48      13.78      12.43
 Income from investment operations:
 Net investment income                        $             0.07              0.07          0.14       0.07       0.11*      0.13*
 Net realized and unrealized gain (loss) on
 investments                                  $            -1.67              0.01         -5.01       1.32       3.86       2.57
 Total from investment operations             $            -1.60              0.08         -4.87       1.39       3.97       2.70
 Less distributions from:
 Net investment income                        $             0.14              0.13          0.09       0.08       0.07       0.13
 Net realized gain on investments             $               --                --            --         --       0.20       1.22
 Total distributions                          $             0.14              0.13          0.09       0.08       0.27       1.35
 Net asset value, end of period               $            12.04             13.78         13.83      18.79      17.48      13.78
 TOTAL RETURN(1):                             %           -11.61              0.51        -26.03       7.99      29.05      23.46
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $          129,573           155,948       136,852    170,673    141,377     31,671
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                          %             0.69              0.69          0.66       0.66       0.70       0.70
 Gross expenses prior to expense
 reimbursement(2)                             %             0.71              0.69          0.66       0.66       0.75       1.17
 Net investment income after expense
 reimbursement(2)(4)                          %             1.08              0.81          0.83       0.56       0.67       0.96
 Portfolio turnover rate                      %               56                87           117        104         72        124


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 54      ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                         SIX MONTHS                                                   FEBRUARY 3,
                                                           ENDED        SEVEN MONTHS                                    1998(5)
                                                        NOVEMBER 30,       ENDED          YEAR ENDED OCTOBER 31,          TO
                                                            2002          MAY 31,       --------------------------    OCTOBER 31,
                                                        (UNAUDITED)       2002(3)        2001      2000      1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         13.00           11.05        14.78     12.70     10.36       10.00
 Income from investment operations:
 Net investment income                            $          0.03            0.04         0.11      0.02      0.07*       0.04*
 Net realized and unrealized gain (loss) on
 investments                                      $         -1.85            1.96        -1.78      3.90      2.32        0.32
 Total from investment operations                 $         -1.82            2.00        -1.67      3.92      2.39        0.36
 Less distributions from:
 Net investment income                            $            --            0.05         0.04      0.06      0.05          --
 Net realized gain on investments                 $          0.10              --         2.02      1.78        --          --
 Total distributions                              $          0.10            0.05         2.06      1.84      0.05          --
 Net asset value, end of period                   $         11.08           13.00        11.05     14.78     12.70       10.36
 TOTAL RETURN(1):                                 %        -13.93           18.13       -12.52     35.42     23.14        3.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         9,752          11,459          456     2,219     6,806       6,996
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                              %          0.75            0.75         0.75      0.75      0.75        0.75
 Gross expenses prior to expense
 reimbursement(2)                                 %          1.23            1.06         1.25      1.25      1.78        2.51
 Net investment income after expense
 reimbursement(2)(4)                              %          0.44            0.37         0.53      0.38      0.55        0.57
 Portfolio turnover rate                          %            67             190          181       180       131         130


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Index Plus MidCap Fund       55

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                         SIX MONTHS                                                   FEBRUARY 3,
                                                           ENDED        SEVEN MONTHS                                    1998(5)
                                                        NOVEMBER 30,        ENDED         YEAR ENDED OCTOBER 31,          TO
                                                            2002           MAY 31,       -------------------------    OCTOBER 31,
                                                        (UNAUDITED)        2002(3)        2001      2000     1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         12.90           10.80         11.66      9.95     8.87       10.00
 Income from investment operations:
 Net investment income (loss)                     $          0.00**          0.07          0.01     -0.02     0.02*       0.02*
 Net realized and unrealized gain (loss) on
 investments                                      $         -1.80            2.03         -0.87      1.74     1.08       -1.15
 Total income from investment operations          $         -1.80            2.10         -0.86      1.72     1.10       -1.13
 Less distributions from:
 Net investment income                            $            --              --            --      0.01     0.02          --
 Net realized gain on investments                 $          0.13              --            --        --       --          --
 Total distributions                              $          0.13              --            --      0.01     0.02          --
 Net asset value, end of period                   $         10.97           12.90         10.80     11.66     9.95        8.87
 TOTAL RETURN(1):                                 %        -13.95           19.44         -7.38     17.35    12.46      -11.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $           377             322         3,600     4,825    5,902       5,862
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                              %          0.75            0.75          0.75      0.75     0.75        0.75
 Gross expenses prior to expense
 reimbursement(2)                                 %          2.42            1.86          1.85      1.52     2.03        2.63
 Net investment income (loss) after expense
 reimbursement(2)(4)                              %          0.07            0.10          0.09     -0.05     0.22        0.25
 Portfolio turnover rate                          %            64              61           118       134       85         100


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.

 56      ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                                  ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                          SIX MONTHS
                                                            ENDED        SEVEN MONTHS                                 FEBRUARY 2,
                                                         NOVEMBER 30,        ENDED         YEAR ENDED OCTOBER 31,     1998(5) TO
                                                             2002           MAY 31,       ------------------------    OCTOBER 31,
                                                         (UNAUDITED)        2002(3)        2001     2000     1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $         10.38           10.28         14.55    13.24     9.99       10.00
 Income from investment operations:
 Net investment income (loss)                      $          0.01            0.00**       -0.05    -0.01     0.03(*)     0.03(*)
 Net realized and unrealized gain (loss) on        $
 investments                                                 -1.87            0.10         -2.16     2.21     3.25       -0.04
 Total from investment operations                  $         -1.86            0.10         -2.21     2.20     3.28       -0.01
 Less distributions from:
 Net investment income                             $            --              --          0.02     0.04     0.03          --
 Net realized gains on investments                 $            --              --          2.04     0.85       --          --
 Total distributions                               $            --              --          2.06     0.89     0.03          --
 Net asset value, end of period                    $          8.52           10.38         10.28    14.55    13.24        9.99
 TOTAL RETURN(1):                                  %        -17.92            0.97        -17.02    17.52    32.88       -0.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $         4,223           4,725           320    3,550    5,455       4,625
 Ratio to average net assets:
 Net expenses after expense reimbursement(2)(4)    %          1.08            1.10          1.10     1.10     1.10        1.10
 Gross expenses prior to expense                   %
 reimbursement(2)                                             1.35            1.37          1.74     1.62     2.52        3.41
 Net investment income (loss) after expense        %
 reimbursement(2)(4)                                          0.36           -0.04          0.15     0.08     0.23        0.37
 Portfolio turnover rate                           %           185             132           172      162      125         132


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.

(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(5) Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Value Opportunity Fund       57

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                          SIX MONTHS
                                                            ENDED        SEVEN MONTHS
                                                         NOVEMBER 30,       ENDED                 YEAR ENDED OCTOBER 31,
                                                             2002          MAY 31,       ----------------------------------------
                                                         (UNAUDITED)       2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $         11.08           11.02         14.10      13.74      12.84      14.09
 Income from investment operations:
 Net investment income                             $          0.05            0.11          0.26       0.30       0.32*      0.33*
 Net realized and unrealized gain (loss) on
 investments                                       $         -0.77            0.11         -1.85       0.90       1.53       1.02
 Total from investment operations                  $         -0.72            0.22         -1.59       1.20       1.85       1.35
 Less distributions from:
 Net investment income                             $          0.12            0.16          0.28       0.30       0.34       0.32
 Net realized gains on investments                 $            --              --          1.21       0.54       0.61       2.28
 Total distributions                               $          0.12            0.16          1.49       0.84       0.95       2.60
 Net asset value, end of period                    $         10.24           11.08         11.02      14.10      13.74      12.84
 TOTAL RETURN(1)                                   %         -6.32            2.02        -12.16       9.04      14.79      10.81
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $        53,738          65,971        71,759     94,149     98,717    111,887
 Ratio to average net assets:
 Expenses(2)                                       %          1.20            1.14          1.10       1.06       1.11       1.12
 Net investment income(2)                          %          0.87            1.57          2.06       2.24       2.38       2.54
 Portfolio turnover rate                           %           135             118           180        242        127         85


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 58      ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                          SIX MONTHS
                                                            ENDED        SEVEN MONTHS
                                                         NOVEMBER 30,       ENDED                 YEAR ENDED OCTOBER 31,
                                                             2002          MAY 31,       ----------------------------------------
                                                         (UNAUDITED)       2002(3)        2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $          9.49            9.54         14.26      16.74      15.26      18.08
 Income from investment operations:
 Net investment income                             $          0.03            0.02          0.05       0.05       0.09*      0.12*
 Net realized and unrealized gain (loss) on
 investments                                       $         -1.49           -0.03         -3.99       0.52       3.26       0.51
 Total from investment operations                  $         -1.46           -0.01         -3.94       0.57       3.35       0.63
 Less distributions from:
 Net investment income                             $          0.07            0.04          0.04       0.05       0.14       0.13
 Net realized gains on investments                 $            --              --          0.74       3.00       1.73       3.32
 Total distributions                               $          0.07            0.04          0.78       3.05       1.87       3.45
 Net asset value, end of period                    $          7.96            9.49          9.54      14.26      16.74      15.26
 TOTAL RETURN(1):                                  %        -15.39           -0.10        -28.93       3.76      23.00       3.80
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $       195,765         258,081       296,248    479,823    558,913    614,493
 Ratios to average net assets:
 Expenses(2)                                       %          0.95            0.91          0.86       0.83       0.86       0.88
 Net investment income(2)                          %          0.70            0.34          0.38       0.33       0.56       0.71
 Portfolio turnover rate                           %           124             132           194        167        122        160


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Growth and Income Fund       59

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, former independent auditors. For the year ended March 31, 2003, the financial statements have been audited by PricewaterhouseCoopers, LLP, independent accountants.



                                                                              FIVE MONTHS
                                                                YEAR ENDED       ENDED              YEAR ENDED OCTOBER 31,
                                                                MARCH 31,      MARCH 31,     ------------------------------------
                                                                   2003         2002(4)       2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $                      10.76         9.93      9.98     10.38     10.22
 Income from investment operations:
 Net investment income                                    $                       0.16         0.52      0.59      0.57*     0.60*
 Net realized and change in unrealized gain or loss
 on investments                                           $                      -0.36         0.86     -0.12     -0.41      0.17
 Total income (loss) from investment operations           $                      -0.20         1.38      0.47      0.16      0.77
 Less distributions from:
 Net investment income                                    $                       0.20         0.55      0.52      0.56      0.61
 Net realized gains on investments                        $                       0.22           --        --        --        --
 Total distributions                                      $                       0.42         0.55      0.52      0.56      0.61
 Net asset value, end of period                           $                      10.14        10.76      9.93      9.98     10.38
 TOTAL RETURN(1):                                         %                      -1.85        14.20      4.88      1.56      7.72
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $                     34,899       38,716    31,000    34,268    41,804
 Net expenses after expense reimbursement(2)(3)           %                       0.75         0.75      0.75      0.75      0.75
 Gross expenses prior to expense reimbursement(2)         %                       0.84         0.82      0.84      0.93      0.97
 Net investment income after expense
 reimbursement(2)(3)                                      %                       3.72         5.09      6.00      5.52      5.79
 Portfolio turnover rate                                  %                         51          235       362       174        77


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(4) The Fund changed its fiscal year-end to March 31.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

 60      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, former independent auditors. For the year ended March 31, 2003, the financial statements have been audited by PricewaterhouseCoopers, LLP, independent accountants.



                                                                              FIVE MONTHS
                                                                YEAR ENDED       ENDED              YEAR ENDED OCTOBER 31,
                                                                MARCH 31,      MARCH 31,     ------------------------------------
                                                                   2003         2002(4)       2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $                      10.71         9.94      9.86     10.29      9.99
 Income from investment operations:
 Net investment income                                    $                       0.14         0.49      0.57      0.51*     0.53*
 Net realized and change in unrealized gain or loss
 on investments                                           $                      -0.41         0.74      0.09     -0.45      0.30
 Total income from investment operations                  $                      -0.27         1.23      0.66      0.06      0.83
 Less distributions from:
 Net investment income                                    $                       0.16         0.46      0.58      0.49      0.53
 Net realized gains on investments                        $                       0.14           --        --        --        --
 Total distributions                                      $                       0.30         0.46      0.58      0.49      0.53
 Net asset value, end of period                           $                      10.14        10.71      9.94      9.86     10.29
 TOTAL RETURN(1):                                         %                      -2.52        12.67      6.92      0.58      8.54
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $                     17,724       19,458    11,021     9,808    13,980
 Net expenses after expense reimbursement(2)(3)           %                       0.70         0.70      0.70      0.70      0.70
 Gross expenses prior to expense reimbursement(2)         %                       0.88         0.95      0.97      1.47      1.51
 Net investment income after expense
 reimbursement(2)(3)                                      %                       3.33         4.80      5.90      5.00      5.21
 Portfolio turnover rate                                  %                        167          260       139        31       181


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(4) The Fund changed its fiscal year-end to March 31.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       61

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, former independent auditors. For the year ended March 31, 2003, the financial statements have been audited by PricewaterhouseCoopers, LLP, independent accountants.



                                                                          FIVE MONTHS
                                                            YEAR ENDED       ENDED                YEAR ENDED OCTOBER 31,
                                                            MARCH 31,      MARCH 31,     ----------------------------------------
                                                               2003         2002(4)       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $                        1.00         1.00       1.00       1.00       1.00
 Income from investment operations:
 Net investment income                                $                        0.01         0.05       0.06       0.05*      0.05*
 Total income from investment operations              $                        0.01         0.05       0.06       0.05       0.05
 Less distributions from:
 Net investment income                                $                        0.01         0.05       0.06       0.05       0.05
 Total distributions                                  $                        0.01         0.05       0.06       0.05       0.05
 Net asset value, end of period                       $                        1.00         1.00       1.00       1.00       1.00
 TOTAL RETURN(1):                                     %                        0.70         4.58       5.97       4.88       5.36
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $                     208,063      239,531    245,774    284,594    276,024
 Net expenses after expense reimbursement(2)(3)       %                        0.70         0.64       0.59       0.50       0.48
 Gross expenses prior to expense reimbursement(2)     %                        0.70         0.64       0.65       0.64       0.72
 Net investment income after expense
 reimbursement(2)(3)                                  %                        1.67         4.51       5.80       4.79       5.24


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
(4) The Fund changed its fiscal year-end to March 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 62      ING Aeltus Money Market Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                              SIX MONTHS
                                                                ENDED        SEVEN MONTHS
                                                             NOVEMBER 30,       ENDED               YEAR ENDED OCTOBER 31,
                                                                 2002          MAY 31,       ------------------------------------
                                                             (UNAUDITED)       2002(3)        2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $         10.12            9.60        12.03     12.14     11.14     14.48
 Income from investment operations:
 Net investment income                                 $          0.05            0.05         0.17      0.18      0.22*     0.24*
 Net realized and unrealized gain (loss) on
 investments                                           $         -1.24            0.62        -2.44      0.82      1.27     -0.41
 Total from investment operations                      $         -1.19            0.67        -2.27      1.00      1.49     -0.17
 Less distributions from:
 Net investment income                                 $          0.04            0.15         0.16      0.22      0.18      0.41
 Net realized gain on investments                      $            --              --           --      0.89      0.31      2.76
 Total distributions                                   $          0.04            0.15         0.16      1.11      0.49      3.17
 Net asset value, end of period                        $          8.89           10.12         9.60     12.03     12.14     11.14
 TOTAL RETURN(1):                                      %        -11.71            7.05       -19.05      8.62     13.66     -1.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $        22,999          29,599       30,463    42,626    41,936    38,012
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(4)        %          0.99            1.00         1.00      1.00      1.20      1.24
 Gross expenses prior to expense reimbursement(2)      %          1.31            1.25         1.16      1.10      1.26      1.43
 Net investment income (loss) after expense
 reimbursement(2)(4)                                   %          1.01            0.86         1.48      1.76      1.86      2.00
 Portfolio turnover rate                               %           126             149          242       248       132       105


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.

(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Growth Fund       63

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                    SIX MONTHS
                                                      ENDED          SEVEN MONTHS
                                                   NOVEMBER 30,         ENDED                    YEAR ENDED OCTOBER 31,
                                                       2002            MAY 31,         ------------------------------------------
                                                   (UNAUDITED)         2002(3)          2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $           10.33              9.96          11.76       11.76       11.08       13.29
 Income from investment operations:
 Net investment income                     $            0.07              0.08           0.27        0.27        0.30*       0.31*
 Net realized and unrealized gain (loss)
 on investments                            $           -0.96              0.52          -1.80        0.55        0.83       -0.37
 Total from investment operations          $           -0.89              0.60          -1.53        0.82        1.13       -0.06
 Less distributions from:
 Net investment income                     $            0.13              0.23           0.27        0.29        0.21        0.45
 Net realized gain on investments          $              --                --             --        0.53        0.24        1.70
 Total distributions                       $            0.13              0.23           0.27        0.82        0.45        2.15
 Net asset value, end of period            $            9.31             10.33           9.96       11.76       11.76       11.08
 TOTAL RETURN(1):                          %           -8.61              6.11         -13.28        7.29       10.31       -0.87
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $          30,987            37,372         37,961      49,898      48,440      37,620
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                       %            0.95              0.95           0.95        0.95        1.20        1.24
 Gross expenses prior to expense
 reimbursement(2)                          %            1.24              1.17           1.11        1.08        1.28        1.40
 Net investment income after expense
 reimbursement(2)(4)                       %            1.40              1.35           2.27        2.54        2.54        2.61
 Portfolio turnover rate                   %             119               129            204         239         125         116


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 64      ING Strategic Allocation Balanced Fund

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.


                                                    SIX MONTHS
                                                      ENDED          SEVEN MONTHS
                                                   NOVEMBER 30,         ENDED                    YEAR ENDED OCTOBER 31,
                                                       2002            MAY 31,         ------------------------------------------
                                                   (UNAUDITED)         2002(3)          2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $            9.84              9.82          10.73       10.57       10.21       12.15
 Income from investment operations:
 Net investment income                     $            0.10              0.13           0.37        0.33        0.34*       0.35*
 Net realized and unrealized gain (loss)
 on investments                            $           -0.63              0.29          -0.92        0.47        0.46       -0.07
 Total from investment operations          $           -0.53              0.42          -0.55        0.80        0.80        0.28
 Less distributions from:
 Net investment income                     $            0.16              0.40           0.36        0.30        0.22        0.60
 Net realized gain on investments          $              --                --             --        0.34        0.22        1.62
 Total distributions                       $            0.16              0.40           0.36        0.64        0.44        2.22
 Net asset value, end of period            $            9.15              9.84           9.82       10.73       10.57       10.21
 TOTAL RETURN(1):                          %           -5.41              4.34          -5.24        7.93        7.99        2.51
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $          16,027            18,994         20,201      26,494      24,107      22,352
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(2)(4)                       %            0.88              0.90           0.90        0.90        1.20        1.24
 Gross expenses prior to expense
 reimbursement(2)                          %            1.38              1.31           1.25        1.19        1.45        1.67
 Net investment income after expense
 reimbursement(2)(4)                       %            2.14              2.25           3.30        3.69        3.23        3.26
 Portfolio turnover rate                   %             104               101            165         195         120         115


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Fund changed its fiscal year end to May 31.
(4) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                   ING Strategic Allocation Income Fund       65

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Convertible Fund
ING Equity and Bond Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth & Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund

ING Disciplined LargeCap Fund

ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Real Estate Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING Classic Money Market Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

GLOBAL EQUITY FUND
ING Global Real Estate

ING Worldwide Growth Fund


INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund

ING Foreign Fund

ING International Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUND
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                811-6352
  ING International Growth Fund
  ING Growth Fund
  ING Small Company Fund
  ING Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Value Opportunity Fund
  ING Balanced Fund
  ING Growth and Income Fund
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund


  [ING FUNDS LOGO]

                                                               [ING DIRECT LOGO]

                      PROSPECTUS
                  Class O Shares
                  August 1, 2003

                                                               Index Plus
                                                            LargeCap Fund

                                                               Index Plus
                                                              MidCap Fund

                                                               Index Plus
                                                            SmallCap Fund

                                                         ING DIRECT FUNDS

                                                                Bond Fund

                                                International Growth Fund

                                                          Technology Fund

                                                            (Sphere)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES


August 1, 2003


CAPITAL APPRECIATION FUNDS
International Growth Fund (International Growth)
Technology Fund (Technology)

INCOME FUND
Bond Fund (Bond Fund)

INDEX PLUS FUNDS
Index Plus LargeCap Fund (Index Plus LargeCap)
Index Plus MidCap Fund (Index Plus MidCap)
Index Plus SmallCap Fund (Index Plus SmallCap)

This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the funds listed above is a series of ING Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word "ING" (e.g., ING International Growth Fund).

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.
- SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ING BANK, FSB (ING DIRECT), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS


THE FUNDS' INVESTMENTS                                            3
      OBJECTIVES, INVESTMENT STRATEGIES, RISKS, AND
       PERFORMANCE                                                3
FUND EXPENSES                                                    17
OTHER CONSIDERATIONS                                             19
MANAGEMENT OF THE FUNDS                                          23
INVESTING IN THE FUNDS                                           24
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      24
      HOW TO BUY SHARES                                          25
      HOW TO SELL SHARES                                         27
      TIMING OF REQUESTS                                         28
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  28
      DIVIDENDS AND DISTRIBUTIONS                                29
      TAX INFORMATION                                            29
FINANCIAL HIGHLIGHTS                                             31
ADDITIONAL INFORMATION                                           37

                             THE FUNDS' INVESTMENTS

OBJECTIVES, INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's objective, investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund that has been in existence for at least one full calendar year shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 18.
--------------------------------------------------------------------------------

ING Investments, LLC (ING) serves as investment adviser to the ING Funds.
--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (Aeltus) serves as investment Sub-Adviser to each ING Fund except the ING Technology Fund.
--------------------------------------------------------------------------------

AIC Asset Management, LLC (AIC) serves as investment Sub-Adviser to the ING Technology Fund.
--------------------------------------------------------------------------------

CAPITAL APPRECIATION  FUNDS

ING INTERNATIONAL GROWTH FUND

OBJECTIVE
Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.

INVESTMENT STRATEGY
Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.


In managing International Growth, the Sub-Adviser looks to:


- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.
- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

- The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.
- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.
- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.
- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
30.37     0.04     6.98     23.23    15.91    18.34    52.09   -21.46   -25.74   -29.85

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1993 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as sub-adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1999:  31.90%
                           3rd quarter 2002: -23.80%

Fund's year-to-date total return as of June 30, 2003:


                                    [     ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -29.85         -26.19                 N/A
Class O Return After Taxes on Distributions(1)                 %   -29.92         -26.24                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   -18.33         -20.69                 N/A
Class I Return Before Taxes                                    %   -29.80          -5.92                3.92
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                    %   -15.66          -2.61                4.30(3)

(1) Class O commenced operations on August 1, 2001.

(2) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(3) The MSCI EAFE Index return is for the period beginning January 1, 1992.

ING TECHNOLOGY FUND

OBJECTIVE
Seeks long-term capital appreciation.

INVESTMENT STRATEGY
Technology invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


Companies in the information technology sector include companies that the Sub-Adviser considers to be principally engaged in the development, production or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by this sector:


- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers and peripheral equipment.
- Telecommunications products and services.
- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.
- Data processing products and services.
- Financial services companies that collect or disseminate market, economic, and financial information.
- Internet companies and other companies engaged in, or providing products or services for e-commerce.


The Sub-Adviser considers a company to be principally engaged in the information technology sector if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, this sector. The Sub-Adviser will also consider a company to be principally engaged in the information technology sector if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in this sector.



In selecting stocks for Technology, the Sub-Adviser looks at a company's valuation relative to its potential long-term growth rate. The Sub-Adviser may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if the Sub-Adviser determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if the Sub-Adviser believes that another investment offers a better opportunity.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology sector, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

ING TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                        -24.67   -43.01


(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser. Formerly, Aeltus served as the investment adviser. Despite the change in investment adviser, AIC Asset Management, LLC has served as the Sub-Adviser since the Fund commenced operations.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  39.63%
                           3rd quarter 2001: -34.92%

Fund's year-to-date total return as of June 30, 2003:


                                    [     ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -43.01         -36.51                N/A
Class O Return After Taxes on Distributions(1)                 %   -43.01         -36.51                N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   -43.01         -28.64                N/A
Class I Return Before Taxes(2)                                 %   -42.58         -37.52                N/A
Goldman Sachs Technology Industry Composite Index (reflects
no deduction for fees, expenses or taxes)(3)                   %   -40.27         -39.58(4)             N/A

(1) Class O commenced operations on August 6, 2001.

(2) Class I commenced operations on March 1, 2000.

(3) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(4) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000.

INCOME  FUND

ING BOND FUND

OBJECTIVE
Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

INVESTMENT STRATEGY
Under normal market conditions, the Bond Fund invests at least 80% of its assets in:

- High-grade corporate bonds,
- Mortgage-related and other asset-backed securities, and
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.



Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade.



The Fund may invest in securities of foreign governments and supranational organizations; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; and municipal bonds, notes and commercial paper. The Fund may also engage in dollar roll transactions and swap agreements and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.



In managing the Bond Fund, the Sub-Adviser:


- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.
- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.


The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


RISKS

You could lose money on an investment in the fund. The Fund may be affected by the following risks, among others:



The principal risks of investing in the Bond Fund are those generally attributable to debt investing. Debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.



The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.



The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.



The Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields. Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.



The Fund's investments in high yield bonds carry particular market risks, and high yield bonds may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.



Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.



The Fund's foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.



The Fund may lend portfolio securities. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.



A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING BOND FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
10.22     -3.26    17.03    3.39     7.91     8.45     -0.86    9.58     8.60     8.12


(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1993 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.78%
                            1st quarter 1994: -2.39%

Fund's year-to-date total return as of June 30, 2003:


                                    [     ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %    8.12           7.33                  N/A
Class O Return After Taxes on Distributions(1)                 %    6.62           5.10                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    4.95           4.73                  N/A
Class I Return Before Taxes                                    %    8.35           6.75                 6.79
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                    %   10.25           7.55                 7.51

(1) Class O commenced operations on August 1, 2001.

(2) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index.

INDEX PLUS  FUNDS

ING INDEX PLUS LARGECAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus LargeCap invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus LargeCap, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in Index Plus LargeCap between 400 and 500 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of Index Plus LargeCap and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


The principal risks of investing in Index Plus LargeCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     33.93    32.50    24.51    -9.46   -13.97   -22.02


(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1997 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1998:  22.49%
                           3rd quarter 2002: -17.35%

Fund's year-to-date total return as of June 30, 2003:


                                    [     ]%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Index (S&P 500 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -22.02         -19.17                 N/A
Class O Return After Taxes on Distributions(1)                 %   -22.33         -19.58                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %   -13.52         -15.37                 N/A
Class I Return Before Taxes(2)                                 %   -21.86           0.08                4.81
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   -22.10          -0.56                4.00(4)

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on December 10, 1996.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The S&P 500 Index return is for the period beginning December 1, 1996.

ING INDEX PLUS MIDCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus MidCap invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus MidCap, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of Index Plus MidCap and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus MidCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.


The success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.




 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       15.61    19.98    -1.59   -12.66


(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 1999:  18.79%
                           3rd quarter 2002: -15.36%

Fund's year-to-date total return as of June 30, 2003:


                                    [     ]%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -12.66         -9.57                 N/A
Class O Return After Taxes on Distributions(1)                 %   -12.82         -9.78                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    -7.63         -7.67                 N/A
Class I Return Before Taxes(2)                                 %   -12.33          8.31                 N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   -14.51          6.94(4)              N/A

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The S&P MidCap 400 Index return is for the period beginning February 1,
    1998.

ING INDEX PLUS SMALLCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.

INVESTMENT STRATEGY
Index Plus SmallCap invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus SmallCap, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of Index Plus SmallCap and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

The principal risks of investing in Index Plus SmallCap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.


Finally, the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.





 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       10.28    7.83     3.21    -12.72


(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING serves as investment adviser and Aeltus, the former investment adviser, serves as Sub-Adviser to the Fund.

Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.84%
                           3rd quarter 2002: -17.09%

Fund's year-to-date total return as of June 30, 2003:


                                    [     ]


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(1)                                 %   -12.72         -8.19                  N/A
Class O Return After Taxes on Distributions(1)                 %   -12.93         -8.34                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                    %    -7.62         -6.52                  N/A
Class I Return Before Taxes(2)                                 %   -12.22          1.52                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   -14.63          2.89(4)               N/A

(1) Class O commenced operations on August 1, 2001.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $820 million.

(4) The S&P SmallCap 600 Index return is for the period beginning February 1, 1998.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)


                                       Service                                            Waiver
                           Management  (12b-1)                      Total Operating  Reimbursement and    Net
                              Fee        Fees    Other Expenses(2)     Expenses        Recoupment(3)    Expenses
International Growth(2)     0.85%      0.25%        0.88%             1.98%             0.37%           1.61%
Technology(3)               1.05%      0.25%        1.30%             2.60%            -0.85%           1.75%
Bond Fund(3)                0.50%      0.25%
Index Plus LargeCap(2)      0.45%      0.25%        0.24%             0.94%             0.00%           0.94%
Index Plus MidCap(3)        0.45%      0.25%        0.61%             1.31%            -0.31%           1.00%
Index Plus SmallCap(3)      0.45%      0.25%        1.41%             2.11%            -1.11%           1.00%


(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses, annualized, for the Funds' most recently completed fiscal year and fee waivers to which the investment adviser has agreed to for each Fund. Actual expenses may be greater or less than estimated. "Other Expenses" are estimated because the Funds recently commenced operations.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.


(3) ING Investments, LLC, the investment adviser to each Fund, entered into written expense limitation agreements with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by the Adviser is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least May 31, 2003, except for Bond which will continue at least through March 31, 2004 and International Growth which will continue throughout least October 31, 2003. The expense limitation agreements are contractual. Aeltus, the former investment adviser to the Funds, was contractually obligated through February 28, 2002 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Funds' total operating expenses did not exceed the percentage reflected under "Net Expenses." The amounts of each Fund's expenses waived or reimbursed during the last fiscal year are shown under "Waiver, Reimbursement and Recoupment."

CLASS O SHARES EXAMPLE

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5% and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
International Growth                               $164                    $586                   $1,033                  $2,277
Technology                                          263                     808                    1,380                   2,934
Bond Fund
Index Plus LargeCap                                  96                     300                      520                   1,155
Index Plus MidCap                                   133                     415                      718                   1,579
Index Plus SmallCap                                 214                     661                    1,134                   2,441

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS). Each Fund may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (BOND FUND). Bond Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.


Swap agreements can take many different forms and are known by a variety of names. Bond Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.



The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, Bond Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.



If the counterparty to a swap defaults, Bond Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to Bond Fund's swap transactions on an ongoing basis.


TEMPORARY DEFENSIVE STRATEGIES (INTERNATIONAL GROWTH, TECHNOLOGY AND BOND
FUND). When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxa-tion and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to a Fund.

HIGH YIELD SECURITIES. (ALL FUNDS EXCEPT INTERNATIONAL GROWTH AND TECHNOLOGY FUNDS) may invest in high yield securities. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Adviser to be of comparable quality. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manger in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in other investment companies to the extent permitted by a Fund's investment policies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.


MORTGAGE-RELATED SECURITIES (BOND FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures (discussed above). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

CONCENTRATION (TECHNOLOGY FUND). The Fund concentrates (for purposes of the 1940 Act) it assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation that a fund which has securities representing a broader range of investment alternatives.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT BOND FUND AND INDEX PLUS LARGE CAP) Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

OTHER RISKS

REPURCHASE AGREEMENTS. Funds may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. A Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PARING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitation in this Prospectus apply at the time of investment.

INTERESTS IN LOANS (ALL FUNDS). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

MANAGEMENT OF THE FUNDS

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, serves as the investment adviser to the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.


As of June 30, 2003, ING managed over $[   ] billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEE
International Growth                       0.85%
Technology                                 1.05%
Bond Fund                                  0.50%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap                        0.45%

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Advisers have, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Directors. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc., (Aeltus), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING and the Board.

Founded in 1972, Aeltus is registered as an investment adviser with the SEC. Aeltus is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.


As of June 30, 2003, Aeltus managed over $[ ] billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.


Prior to March 31, 2002, Aeltus served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

INTERNATIONAL GROWTH FUND

International Growth is managed by a team of Aeltus equity investment specialists.

BOND FUND


James B. Kauffmann has primary responsibility for managing the Bond Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 17 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.


INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS

Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap since March 2001 and as co-manager of Index Plus MidCap and Index Plus SmallCap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with Aeltus since 1989 and previously served as a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

TECHNOLOGY FUND
AIC ASSET MANAGEMENT, LLC


AIC Asset Management, LLC (AIC), 100 Pine St., Suite 420, San Francisco, California 94117, a Delaware limited liability company, serves as Sub-Adviser to Technology. Subject to the supervision of the Board and ING, AIC manages Technology's assets in accordance with Technology's investment objective, policies and limitations. AIC makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other
investments for Technology. As of June 30, 2003, AIC had more than $[   ]
million in assets under management.


Ronald E. Elijah, managing member of AIC, has been co-managing Technology since its inception. Prior to founding AIC (formerly Elijah Asset Management, LLC) in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management (May 1992 to February 1999).

Roderick R. Berry, a member of AIC, has served as co-portfolio manager of Technology since its inception. Prior to joining AIC in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. If you can't invest at least $1,000 per fund to start, you may open your account with a suitable Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your application,        Fill out the investment stub from your
                                     make your check payable to ING DIRECT      confirmation statement or send a letter indicating
                                     Fund and mail to:                          your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars. The
                                                                                Funds will accept checks which are made payable to
                                                                                you and endorsed to ING DIRECT Fund.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   BY WIRE                           Not Available                              Call 1-866-BUY-FUND (866-289-3863) prior to
                                                                                sending the wire in order to obtain a confirmation
                                                                                number.
                                                                                Instruct your bank to wire funds to:
                                                                                State Street Bank & Trust
                                                                                ABA #101003621
                                                                                (continued on next page)

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
                                                                                Credit to:
                                                                                State Street Bank & Trust
                                                                                Account #7518315
                                                                                Further Credit to:
                                                                                Name of Fund Shareholder
                                                                                Account Number
                                                                                Shareholder Registration
                                                                                Federal funds wire purchase orders will be
                                                                                accepted only when the Funds' transfer agent and
                                                                                custodian bank are open for business.
                                                                                Neither the Funds nor their agents are responsible
                                                                                for the consequences of delays resulting from the
                                                                                banking or Federal Reserve wire system or from
                                                                                incomplete instructions.
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                       Submit a written request to the address    Submit a written request to the address listed
                                     listed above under "By Mail." Include:     above under "By Mail." Include:
                                     - Your name and account number.            - Your name and account number
                                     - The name of the Fund into and out of     - The name of the Fund into and out of which you
                                       which you wish to exchange.                wish to exchange.
                                     - The amount to be exchanged and the       - The amount to be exchanged and the signatures of
                                       signatures of all shareholders.            all shareholders.
                                     You may also exchange your shares by       You may also exchange your shares by calling
                                     calling 1-866-BUY-FUND (866-289-3863).     1-866-BUY-FUND (866-289-3863).
                                     Please be prepared to provide:             Please be prepared to provide:
                                     - The Funds' names.                        - The Funds' names.
                                     - Your account number(s).                  - Your account number(s).
                                     - Your Social Security number or           - Your Social Security number or taxpayer
                                       taxpayer identification number.          identification number.
                                     - Your address.                            - Your address.
                                     - The amount to be exchanged.              - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY WIRE                   Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Investors purchasing through ING Direct Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. Eastern Time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Adviser or Distributor may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Adviser or Distributor may refuse to accept any exchange request, especially if as a result of the exchange, in ING's judgment, it would be too difficult to invest effectively in accordance with the Funds' investment objectives.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.
- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a maximum of $100,000. Telephone redemption requests will not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

- TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts (IRAs, including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, ING Funds Distributor, LLC, the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or AIC's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid as follows:

- declared and paid monthly     Bond Fund
- declared and paid annually    All other Funds

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

For Bond Fund, dividends are expected normally to consist of ordinary income. For all other Funds, distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS


These highlights are intended to help you understand the Fund's performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).



The information in the table below has been derived from the Fund's financial statements, for the periods ending on October 31, 2002, the financial statements have been audited by PricewaterhouseCoopers, independent accountants. For the period ending on or before October 31, 2001, the financial statements have been audited by KPMG LLP, former independent auditors. The information presented for the six month period ended April 30, 2003 is unaudited.


(for one outstanding share throughout each period)


                                                                                    INTERNATIONAL GROWTH
                                                                                    --------------------
                                                                                                          Period From
                                                                                                        August 1, 2001
                                                                   Six Months Ended    Year Ended      (Date of Initial
                                                                    April 30, 2003     October 31,    Public Offering) to
                                                                     (unaudited)         2002(4)       October 31, 2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                           7.28               8.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)                                     $                           0.01+             -0.01
Net realized and change in unrealized gain or loss on
  investments                                                  $                          -1.84              -1.12
  Total loss from investment operations                        $                          -1.83              -1.13
Net asset value, end of period                                 $                           5.45               7.28
  Total return(2)                                              %                         -25.14             -13.44
Net assets, end of period (000's)                              $                            854                 18
Ratio of net investment expenses to average net assets(1)(3)   %                           1.61               1.60
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %                           0.17              -0.39
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %                           1.98               1.60
Portfolio turnover rate                                        %                            299                222


(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.


(4) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Advisor.


+ Per share data calculated using average number of shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                        TECHNOLOGY
                                                                                        ----------
                                                                      Six Months        Seven           Period From
                                                                         Ended         Months         August 6, 2001
                                                                     November 30,       Ended        (Date of Initial
                                                                         2002          May 31,      Public Offering) to
                                                                      (unaudited)       2002*        October 31, 2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $          3.83           3.90               4.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)                                     $         -0.01          -0.02              -0.02
Net realized and change in unrealized gain or loss on
  investments                                                  $         -0.72          -0.05              -1.01
  Total loss from investment operations                        $         -0.73          -0.07              -1.03
Net asset value, end of period                                 $          3.10           3.83               3.90
  Total return(2)                                              %        -23.76          -1.80             -20.89
Net assets, end of period (000's)                              $         1,348            610                 30
Ratio of net investment expenses to average net assets(1)(3)   %          1.75           1.75               1.75
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %         -1.53          -1.73              -1.36
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %          3.20           2.60               2.61
Portfolio turnover rate                                        %            21             59                175

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS


The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, former independent auditors. For the year ended March 31, 2003, the financial statements have been audited by PricewaterhouseCoopers, LLP, independent accountants.


(for one outstanding share throughout each period)


                                                                                             BOND FUND
                                                                                             ---------
                                                                                                                  Period From
                                                                                          Period From           August 1, 2001
                                                                                        October 31, 2001       (Date of Initial
                                                                       Year Ended              to             Public Offering) to
                                                                     March 31, 2003     March 31, 2002**       October 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $                             10.76                   10.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $                              0.17                    0.40
Net realized and change in unrealized gain or loss on
  investments                                                  $                             -0.38                   -0.03
  Total income (loss) from investment operations               $                             -0.21                    0.37
LESS DISTRIBUTIONS:
From net investment income                                     $                              0.19                    0.10
From net realized gains on investments                         $                              0.22                      --
  Total distributions                                          $                              0.41                    0.10
Net asset value, end of period                                 $                             10.14                   10.76
  Total return(2)                                              %                             -1.93                    3.55
Net assets, end of period (000's)                              $                               835                      17
Ratio of net investment expenses to average net assets(1)(3)   %                              1.00                    1.00
Ratio of net investment income to average net assets(1)(3)     %                              3.47                    4.84
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %                              1.09                    1.07
Portfolio turnover rate                                        %                                51                     235


(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.
**  Fund changed its fiscal year end to March 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                INDEX PLUS LARGECAP
                                                                                -------------------
                                                                    Six Months     Seven         Period From
                                                                      Ended        Months      August 1, 2001
                                                                   November 30,    Ended      (Date of Initial
                                                                       2002       May 31,    Public Offering) to
                                                                   (unaudited)     2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       13.76        13.83           15.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $        0.02         0.07            0.07
Net realized and change in unrealized gain or loss on
  investments                                                  $       -1.63        -0.02           -1.90
  Total income (loss) from investment operations               $       -1.61         0.05           -1.83
LESS DISTRIBUTIONS:
From net investment income                                     $        0.12         0.12              --
From net realized gain on investments                          $          --           --              --
  Total distributions                                          $        0.12         0.12              --
Net asset value, end of period                                 $       12.03        13.76           13.83
  Total return(2)                                              %      -11.59         0.34          -11.69
Net assets, end of period (000's)                              $       2,783        1,119              18
Ratio of net investment expenses to average net assets(1)(3)   %        0.95         0.94            0.91
Ratio of net investment income to average net assets(1)(3)     %        0.86         0.50            0.58
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %        0.97         0.94            0.91
Portfolio turnover rate                                        %          56           87             117

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                 INDEX PLUS MIDCAP
                                                                                 -----------------
                                                                    Six Months     Seven         Period From
                                                                      Ended        Months      August 1, 2001
                                                                   November 30,    Ended      (Date of Initial
                                                                       2002       May 31,    Public Offering) to
                                                                   (unaudited)     2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       12.97        11.04           12.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   $       -0.48         0.03            0.03
Net realized and change in unrealized gain or loss on
  investments                                                  $       -1.35         1.95           -1.41
  Total income (loss) from investment operations               $       -1.83         1.98           -1.38
LESS DISTRIBUTIONS:
From net investment income                                     $          --         0.05              --
From net realized gain on investments                          $        0.10           --              --
  Total distributions                                          $        0.10         0.05              --
Net asset value, end of period                                 $       11.05        12.97           11.04
  Total return(2)                                              %      -14.04        17.94          -11.11
Net assets, end of period (000's)                              $       3,239        2,020              30
Ratio of net investment expenses to average net assets(1)(3)   %        1.00         1.00            1.00
Ratio of net investment income to average net assets(1)(3)     %        0.21         0.15            0.28
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %        1.47         1.31            1.50
Portfolio turnover rate                                        %          67          190             181

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from the Fund's financial statements, for the periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six month period ended November 30, 2002 is unaudited.

(for one outstanding share throughout each period)

                                                                                INDEX PLUS SMALLCAP
                                                                                -------------------
                                                                    Six Months     Seven         Period From
                                                                      Ended        Months      August 1, 2001
                                                                   November 30,    Ended      (Date of Initial
                                                                       2002       May 31,    Public Offering) to
                                                                   (unaudited)     2002*      October 31, 2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       12.85        10.79           12.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          $          --           --              --
Net realized and change in unrealized gain or loss on
  investments                                                  $       -1.81         2.06           -1.24
  Total income (loss) from investment operations               $       -1.81         2.06           -1.24
LESS DISTRIBUTIONS:
From net realized gain on investments                          $        0.13           --              --
  Total distributions                                          $        0.13           --              --
Net asset value, end of period                                 $       10.91        12.85           10.79
  Total return(2)                                              %      -14.08        19.18          -10.31
Net assets, end of period (000's)                              $       1,819        1,113              41
Ratio of net investment expenses to average net assets(1)(3)   %        1.00         1.00            1.00
Ratio of net investment income (loss) to average net
  assets(1)(3)                                                 %       -0.06         0.01           -0.16
Ratio of gross expenses before reimbursement and waiver to
  average net assets(1)                                        %        2.67         2.11            2.10
Portfolio turnover rate                                        %          64           61             118

(1) Annualized.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years.

*  Fund changed its fiscal year end to May 31.

ADDITIONAL INFORMATION

The Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus, contains additional information about the Funds. The
Funds' most recent annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual or semi annual reports, or other information about the Funds, by calling
1-866-BUY-FUND (866-289-3863) or writing to:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site
(http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call
1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352
  ING International Growth Fund
  ING Technology Fund
  ING Bond Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

AFOPROS0303-030103

ING Funds                                                             Prst Std
7337 East Doubletree Ranch Road                                      US Postage
Scottsdale, AZ 85258-2034                                               PAID
                                                                    Hartford, CT
P107 (8/02)                                                         Permit 1382

                                                                      PROSPECTUS
                                                                  AUGUST 1, 2003


                                                         BROKERAGE CASH RESERVES

                     This page is intentionally left blank.

BROKERAGE CASH RESERVES
PROSPECTUS

August 1, 2003

Brokerage Cash Reserves (Fund) is a series of ING Series Fund, Inc. (Company), an open-end investment company.

This Prospectus contains important information about investing in the ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


THE FUND'S INVESTMENTS                                              1

    OBJECTIVE, INVESTMENT STRATEGY AND RISKS                        1

FUND EXPENSES                                                       4

MANAGEMENT OF THE FUND                                              5

INVESTMENTS IN AND REDEMPTIONS FROM THE FUND                        6

DIVIDENDS AND DISTRIBUTIONS                                         7

TAX INFORMATION                                                     7

FINANCIAL HIGHLIGHTS                                                8

OTHER CONSIDERATIONS                                                9

ADDITIONAL INFORMATION                                              9

                             THE FUND'S INVESTMENTS

OBJECTIVE, INVESTMENT STRATEGY AND RISKS

OBJECTIVE

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

INVESTMENT STRATEGY

The Fund invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, mortgage backed and asset backed securities, certain obligations of U.S. and foreign banks, and certain domestic Yankeedollar and Eurodollar obligations. The Fund also may purchase securities on a when-issued basis or purchase and sell securities on a forward commitment basis; invest in variable rate master demand obligations; enter into repurchase agreements; and may lend its portfolio securities on a short- or long-term basis, subject to any limitation on such securities lending. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks. Each of the Fund's investments must be highly rated by independent rating agencies or, if unrated, considered by Aeltus Investment Management, Inc. (Aeltus), the Fund's investment sub-adviser, to be of comparable quality. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities it believes are more promising.

RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to the risks associated with investing in debt securities, including interest rate risk and credit risk. Money market funds, like the Fund, are subject to less interest rate risk than income funds that invest in debt securities with longer durations. The value of the Fund's investments may nonetheless fall when interest rates rise. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the Fund's shares. While money market funds, like the Fund, are subject to less credit risk than other income funds because money market funds invest in short-term debt securities of the highest quality, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

The U.S. Government agency securities in which the Fund invests may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If a U.S. Government obligation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and not to the full faith and credit of the U.S. Government.

From time to time the Fund may invest more than 25% of its total assets in instruments issued by banks. By investing a greater portion of its assets in the banking industry, the Fund will be affected to a greater degree by the risks associated with that industry. These risks include credit risk, interest rate risk, and regulatory risk, which is the risk that state or federal banking regulation may affect the Fund's investments.

The Fund's investments in Eurodollar or Yankeedollar obligations involve risks that differ from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, and currency controls or other governmental restrictions that may affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to standards that apply to U.S. banks. Adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

If the Fund lends its portfolio securities, it is subject to the risk that these securities may not be available to the Fund on a timely basis. The Fund therefore may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leverage effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends it securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such collateral.

                             INVESTMENT PERFORMANCE

YEAR-BY-YEAR TOTAL RETURN

-  BEST QUARTER:
   quarter

-  WORST QUARTER:
   quarter

FUND'S YEAR-TO-DATE TOTAL RETURN AS OF June 30, 2003: [-]

[BAR CHART]

YEAR ENDED DECEMBER 31,
   2000                       5.69%
   2001                       3.52%
   2002

                             AS OF DECEMBER 31, 2002

                                                                       5 YEARS                10 YEARS
AVERAGE ANNUAL TOTAL RETURNS(1)                    1 YEAR         (OR LIFE OF FUND)       (OR LIFE OF FUND)
-------------------------------                    ------         -----------------       -----------------
BROKERAGE CASH RESERVES                               %                                          N/A

iMONEYNET FIRST TIER RETAIL INDEX(2)(4)
MONEY FUND REPORT AVERAGES(TM)/ALL TAXABLE            %                                          N/A
INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES(3)(4)

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

The performance table above provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance - iMoneyNet First Tier Retail Index and Money Fund Report Averages(TM)/All Taxable Index. Historically the Fund's returns were compared to the Money Fund Report Averages(TM)/All Taxable Index. The Adviser believes that the iMoneyNet First Tier Retail Index is more representative of the Fund's investment style and should allow for more meaningful performance comparisons.

----------
(1)   Brokerage Cash Reserves commenced operations on September 7, 1999.

(2) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based market money funds.

(3) The Money Fund Report Averages(TM)/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

(4) The Money Fund Report Averages(TM)/All Taxable Index return and iMoneyNet First Tier Retail Index each is for the period beginning September 1, 1999.

To obtain current yield information, please contact 1-800-992-0180.

                                  FUND EXPENSES

The following table describes Fund expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses (expressed as a percentage of the Fund's average daily net assets) are deducted from Fund assets every year, and are thus paid indirectly by all Fund shareholders.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) on Purchases                                                         None
Maximum Deferred Sales Charge (Load)                                                             None

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee                                                                                  0.20%
Distribution and Service (12b-1) Fees                                                           0.65%
Other Expenses(1)                                                                               _____
Total Operating Expenses
Fee Waiver and/or Expense Reimbursement(2)                                                      _____
Net Expenses
                                                                                                =====

(1)   An administrative services fee of 0.08% is included in Other Expenses.

(2) ING Investments, LLC (ING), the investment adviser to the Fund, has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. The amount of the Fund's expenses waived or reimbursed during the last fiscal year by the investment adviser is shown under the heading Fee Waiver and/or Expense Reimbursements. The expense limit will continue through at least December 31, 2003. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

1 Year*                3 Years*               5 Years*               10 Years*

*ING IS CONTRACTUALLY OBLIGATED TO WAIVE FEES AND/OR REIMBURSE EXPENSES AS STATED ABOVE. THE FIGURES IN THE EXAMPLE REFLECT THIS WAIVER/REIMBURSEMENT.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees.

DISTRIBUTION AND SERVICE (12b-1) FEE The Fund has adopted a Distribution and Shareholder Services Plan that allows the Fund to pay a fee, at the annual rate of 0.65% of the average daily net assets of the Fund's shares, for the sale and distribution of Fund shares. The 12b-1 fee is paid out of Fund assets on an ongoing basis, and as a result, over time, this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The distribution and shareholder services (12b-1) fee is used to compensate investment professionals who sell Fund shares, to pay selling dealers and their agents for servicing of and recordkeeping for shareholder accounts.

                             MANAGEMENT OF THE FUND

ING Investments, LLC (ING or ING Investments) an Arizona limited liability company, formerly ING Pilgrim Investments, serves as the investment adviser to the Fund. ING has overall responsibility for the management of the Fund. ING provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of June 30, 2003, ING managed over $[ _ ] billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ADVISORY FEES ING receives a monthly fee of 0.20% for its services based on the average daily net assets of the Fund. For the most recent fiscal year, an aggregate fee of 0.10% of the Fund's average net assets was paid to Aeltus Investment Management Inc. (Aeltus), the Fund's investment adviser prior to March 1, 2002. That fee reflects the fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) the investment adviser is entitled to receive.

SUB-ADVISER

ING has engaged Aeltus, a Connecticut corporation, to serve as the Subadviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING.

Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2003, Aeltus managed over $[ _ ] billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607. Prior to March 1, 2002, Aeltus served as investment adviser to the Fund. There was no change in advisory fees paid by the Fund in connection with the change of investment adviser.

The Fund is managed by a team of Aeltus fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson joined ING Groep N.V. in 1998 and has over ten years of investment experience. Prior to joining ING Groep N.V., she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager. Prior to joining Trusco, Ms. Thompson spend five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.

                  INVESTMENTS IN AND REDEMPTIONS FROM THE FUND

The Fund is utilized as a sweep account for various brokerage firms.

PURCHASE OF SHARES BY SWEEP Your brokerage account will be coded to sweep cash balances into shares of the Fund. There is a $1,000 minimum initial investment. Free credit balances arising in your brokerage account from check deposits, dividend payments, interest payments and other credits will be invested in the Fund on the business day after posting. Free credit balances arising from the sale of securities will be invested into the Fund on the business day following settlement. Your broker will, however, hold back and not invest in the Fund sufficient monies to pay for security purchases that have not yet settled.

REDEMPTIONS

BY CHECKWRITING - Your brokerage firm will provide a checkbook from which you may write checks made payable to any payee in any amount of $100 or more. The maximum amount that a check may be written for will depend upon the value of your Fund shares, other available cash in your brokerage account, and the available margin loan value of securities in your brokerage account if your brokerage account is established as a margin account. In order to establish checkwriting you must complete a signature card which you can obtain from your Account Executive, Registered Representative or Financial Advisor. There is no separate charge imposed by the Fund for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the Fund shares through the day that your check is presented for payment.

BY SWEEP - A sufficient number of shares will be redeemed automatically on settlement date to pay for all securities transactions. A sufficient number of shares will also be redeemed to satisfy any withdrawals or debits posted to the brokerage account.

Generally, orders that are received by the Fund's transfer agent before 2:00 p.m. (eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after 2:00 p.m. (eastern time) will be processed at the NAV calculated on the following business day.

NET ASSET VALUE Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV of the Fund is determined as of 2:00 p.m. (eastern time) on each day that the New York Stock Exchange is open for regular trading (business day). In calculating the NAV, the securities held by the Fund are valued using amortized cost.

Once your redemption request is received in proper form by the Fund's transfer agent, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted.

ADDITIONAL INFORMATION For more information on the purchase and redemption of Fund shares, see the Statement of Additional Information (SAI).

                          DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS A distribution from net income of the Fund is declared each business day at 2:00 p.m. (eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.

Fund shares begin to accrue dividends the business day they are purchased. A redemption of Fund shares will include dividends declared through the business day prior to the redemption date.

Both income dividends and capital gains distributions, if any, are paid by the Fund on a per share basis.

                                TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income. This is true even though your distributions are being reinvested.

o Distributions of other capital gains generally are taxable as capital gains.

o     Ordinary income and capital gains are taxed at different rates.

o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities.

Every year, you will be sent information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

BACKUP WITHHOLDING By law, 30% of your distributions and proceeds must be withheld if you have not provided complete, correct taxpayer information to the Fund or your broker-dealer.

FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Fund's performance since commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been derived from the Fund's Financial Statement. For the periods ending on or before March 31, 2002, the Financial Statements have been audited by KPMG LLP, former independent auditors for the Fund. For the year ended March 31, 2003, the Fund's Financial Statements have been audited by PricewaterhouseCoopers, LLP, independent accountants, whose report is included in the Fund's Annual Report and is available upon request.

                                                                                                                     Period From
                                                                                                                  September 7, 1999
                                                                Five Month                  Year Ended            (Commencement of
                                                Year Ended     Period Ended          ------------------------      Operations) to
                                                 March 31,      March 31,           October 31,     October 31,      October 31,
                                                   2003           2002*                2001            2000             1999
                                                 -------         -------             -------          -------          -------

Net asset value, beginning of period             $                  1.00                1.00             1.00             1.00
                                                 -------         -------             -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            $                  0.01                0.04             0.05             0.01+
    Total income from investment operations      $                  0.01                0.04             0.05             0.01
LESS DISTRIBUTIONS:
From net investment income                       $                 (0.01)              (0.04)           (0.05)           (0.01)
                                                 -------         -------             -------          -------          -------
    Total distributions                          $                 (0.01)              (0.04)           (0.05)           (0.01)
                                                 -------         -------             -------          -------          -------
Net asset value, end of period                   $                  1.00                1.00             1.00             1.00
                                                 =======         =======             =======          =======          =======
Total return                                     %                  0.59                4.24             5.56             0.70
Net assets, end of period (000's)                $               384,420             399,875          314,936          277,611
Ratio of net investment expenses to average
    net assets                                   %                  0.95(1)             0.94             0.95             0.95(1)
Ratio of net investment income to
    average net assets                           %                  1.40(1)             4.14             5.45             4.62(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets                           %                  1.04(1)             1.04             1.03             1.22(1)

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1)   Annualized.

*     The Fund changed its fiscal year-end from October 31 to March 31.

                              OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed in the SAI.

                             ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The Fund's most recent annual and semi-annual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected its performance during the past fiscal period.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Fund, by calling 1-800-992-0180 or writing to:

ING Funds
7337 Doubletree Ranch Road
Scottsdale, AZ 85258-2034

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 1, 2003


                              ING SERIES FUND, INC.


         CLASS A, CLASS B, CLASS C AND CLASS I SHARES OF ING BOND FUND,
              ING GOVERNMENT FUND AND ING AELTUS MONEY MARKET FUND



This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference, in, and should be read in conjunction with, the current Class A, Class B and Class C Prospectus, and the Class I Prospectus, each dated August 1, 2003, for ING Series Fund, Inc. (the "Company"), which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.


The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series :


              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
                        ING Technology Fund (Technology)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                        ING Government Fund (Government)
                   ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth)
     ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)


This SAI discusses only Bond, Government and Money Market (each a "Fund" and collectively, the "Funds").


The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports, are incorporated by reference in this SAI. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC............................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES............................4
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................55
INVESTMENT ADVISORY AGREEMENTS............................................57
EXPENSE LIMITATION AGREEMENTS.............................................60
SUB-ADVISORY AGREEMENTS...................................................61
CUSTODIAN.................................................................64
TRANSFER AGENT............................................................64
INDEPENDENT AUDITORS......................................................64
PRINCIPAL UNDERWRITER.....................................................64
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.......................65
PURCHASE AND REDEMPTION OF SHARES.........................................70
BROKERAGE ALLOCATION AND TRADING POLICIES.................................73
CODE OF ETHICS............................................................75
PROXY VOTING PROCEDURES...................................................75
SHAREHOLDER ACCOUNTS AND SERVICES.........................................75
NET ASSET VALUE...........................................................77
CALCULATION OF PERFORMANCE DATA...........................................83
PERFORMANCE COMPARISONS...................................................87
FINANCIAL STATEMENTS......................................................89

                        HISTORY OF ING SERIES FUND, INC.


ING Series Fund, Inc. ("the Company") is a Maryland Corporation registered as an open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed, diversified series:


                                    FUND NAME

                          ING International Growth Fund
                          ING Growth Fund
                          ING Small Company Fund
                          ING Technology Fund
                          ING Index Plus LargeCap Fund
                          ING Index Plus MidCap Fund
                          ING Index Plus SmallCap Fund
                          ING Value Opportunity Fund
                          ING Balanced Fund
                          ING Growth and Income Fund
                          ING Bond Fund
                          ING Government Fund
                          ING Aeltus Money Market Fund
                          ING Strategic Allocation Growth Fund
                          ING Strategic Allocation Balanced Fund
                          ING Strategic Allocation Income Fund

         Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.


         Series and Classes The Company currently offers multiple series. Only Bond, Government and Money Market are offered through this SAI and the corresponding Prospectuses. The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.


         Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

         Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

         1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

         As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

         The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;


(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

         The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:


(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;


(2) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;


(5) invest more than 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (Aeltus), Sub-Adviser to the Funds , shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and


(6) invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

         Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications for the Funds, other than Money Market, are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

         Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

         The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.






Bond has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.



         Government has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

         The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.


     ASSET CLASSES/
  INVESTMENT TECHNIQUES    ING AELTUS MONEY MARKET FUND          ING BOND FUND                 ING GOVERNMENT FUND
  ---------------------    ----------------------------          -------------                 -------------------
   EQUITIES,
   Common Stock                                                      X
   Convertible                        X                              X
   Securities
   Preferred Stock                                                   X
   Synthetic Convertible                                             X
   Securities

   FOREIGN INVESTMENTS
   ADRs / EDRs                                                       X                                X
   Eurodollar                                                        X                                X
   Convertible
   Securities
   Eurodollar/Yankee                  X                              X                                X
   Dollar Instruments
   Foreign Currency                                                  X                                X
   Exchange Transactions
   Foreign Mortgage                                                  X
   Related Securities
   Foreign and Emerging               X                              X                                X
   Market Securities(1)
   International Debt                 X                              X                                X
   Securities
   Sovereign Debt                     X                              X
   Securities

   FIXED INCOME
   ARMS                               X                              X
   Corporate Debt                     X                              X                                X
   Securities(2)
   Floating or Variable               X                              X                                X
   Rate Instruments(3)
   GICs                               X                              X
   GNMA Certificates                                                 X                                X
   High Yield                                                        X                                X
   Securities(4)


--------

(1) Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund will not invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated.


(2) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.


(3) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (a) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (b) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.


(4) A Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by Aeltus to be of comparable quality).

     ASSET CLASSES/
  INVESTMENT TECHNIQUES    ING AELTUS MONEY MARKET FUND          ING BOND FUND                 ING GOVERNMENT FUND
  ---------------------    ----------------------------          -------------                 -------------------
   Mortgage Related
   Securities(5)                      X                              X                                X
   Municipal Securities                                              X                                X
   Short-Term                         X                              X                                X
   Investments
   Savings Association                X                              X                                X
   Obligations
   Municipal Lease                                                   X                                X
   Obligations
   Subordinated Mortgage                                             X                                X
   Securities
   Interest/Principal                 X                              X                                X
   Only Stripped
   Mortgage Backed
   Securities
   Tax Exempt Ind. Dev.                                              X                                X
   Bonds & Pollution
   Control Bonds
   United States                      X                              X                                X
   Government Securities
   OTHER INVESTMENTS
   Asset Backed                       X                              X                                X
   Securities
   (non-Mortgage)
   Banking Industry                   X                              X                                X
   Obligations
   Derivatives(6)                                                    X                                X
                                                                     X                                X
   Dealer Options
   Financial Futures                                                 X                                X
   Contracts and Related
   Options
   Foreign Currency                                                  X                                X
   Options
   Forward Currency                                                  X                                X
   Contracts
                                                                                                      X
   Forward Foreign
   Currency Contracts
   Index-, Currency- and                                             X
   Equity-Linked
   Securities
                                                                     X                                X
   Options on Futures(7)
   Over the Counter                                                  X                                X
   Options(7)                                                        X                                X


----------

(5) The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).


(6) For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes or to gain additional exposure to certain markets for investments purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are not subject to this 30% limitation.


(7) A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     ASSET CLASSES/
  INVESTMENT TECHNIQUES    ING AELTUS MONEY MARKET FUND          ING BOND FUND                 ING GOVERNMENT FUND
  ---------------------    ----------------------------          -------------                 -------------------
   Put and Call Options(8)
   Warrants                           X                              X
   IPOs                                                              X
   Other Investment                   X                              X                                X
   Companies
   Private Funds                                                     X
   Securities of                                                     X
   Companies with
   Limited Operating
   Histories
   Real Estate Securities                                            X
   Restricted and                     X                              X                                X
   Illiquid  Securities(9)
   TBA Sale Commitments                                              X                                X
   Zero Coupon and                    X                              X                                X
   Pay-In-Kind(10)
   Government Trust                                                                                   X
   Certificates(11)
   Supranational                      X                              X                                X
   Agencies(12)
   Investment Techniques
   Borrowing(13)                      X                              X                                X
   Lending of                         X                              X                                X
   Portfolio(14)
   Securities
   Repurchase                         X                              X                                X
   Agreements(15)
   Reverse Repurchase(13)             X                              X
   Agreements and
   Dollar Rolls
   Securities, Interest                                              X                                X
   Rate and Currency
   Swaps
   Short Sales(16)                                                   X                                X



         Each Fund, except Money Market, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. No Fund will write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments or Aeltus or believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.


(9) A Fund will not invest more than 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments or Aeltus will determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.

(10) Each Fund may invest in zero coupon securities and the Funds (except Money Market) may invest in pay-in-kind securities.


(11) Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of
         (a) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Relates Borrowers Programs Appropriations Act of 1998) and (b) a security interest in obligations of the Unites States Treasury backed by the full faith and credit of the Unites States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.


(12) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.


(13) Each Fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds (other than Money Market) may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Reverse repurchase agreements may be considered to be borrowing.


(14) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.


(15) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

     ASSET CLASSES/
  INVESTMENT TECHNIQUES    ING AELTUS MONEY MARKET FUND          ING BOND FUND                 ING GOVERNMENT FUND
  ---------------------    ----------------------------          -------------                 -------------------
   Temporary Defensive                                               X                                X
   Positions
   When issued or                     X                              X                                X
   Delayed Delivery
   Securities




(16) A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectuses.

EQUITY INVESTMENTS; CONVERTIBLES


COMMON AND PREFERRED STOCKS

         Bond may invest in common stock and preferred stock. These equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.


         Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


CONVERTIBLE SECURITIES


         Bond and Money Market may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.


         The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.


         Bond may invest in "SYNTHETIC" CONVERTIBLE SECURITIES, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.



FOREIGN INVESTMENTS



AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS



         Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts
(GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.



EURODOLLAR CONVERTIBLE SECURITIES



         Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.



EURODOLLAR/YANKEE DOLLAR INSTRUMENTS



         Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS



         Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").



FOREIGN AND EMERGING MARKET SECURITIES



         Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.


         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


         Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.


         Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


         INTERNATIONAL DEBT SECURITIES International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.


         In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.


         Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.


         RESTRICTIONS ON FOREIGN INVESTMENTS Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.


         The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.


         Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.


         In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.



SOVEREIGN DEBT SECURITIES



         Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.


         BRADY BONDS Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.



FIXED INCOME SECURITIES


DEBT SECURITIES

         Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES


         Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.


         There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.


CORPORATE DEBT SECURITIES


         Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.


FLOATING OR VARIABLE RATE INSTRUMENTS

         Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GOVERNMENT INVESTMENT CONTRACTS


         Bond and Money Market may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Classic Money Market Fund) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


GNMA CERTIFICATES


         GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.


         GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.



         GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.



         GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

         GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.


         Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.



         The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.



         Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.



         GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.


HIGH YIELD SECURITIES OR VARIABLE RATE INSTRUMENTS



         The Bond Fund may invest in high-yield instruments, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus.

These securities include:



         (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;



         (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and



         (c)      any securities convertible into any of the foregoing.



         Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or Aeltus seek to identify situations in which ING Investments or Aeltus believe that future developments will enhance the creditworthiness and the ratings of the issuer.



Some of the risks associated with high-yield bonds include:



         Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.



         Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.



         Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.



         Liquidity and Valuation Risks Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.



         Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.


Mortgage Related Securities


         The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


         Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

         CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

         CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.


         RISKS OF MORTGAGE RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.

Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.



MUNICIPAL SECURITIES



         Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.


         In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.


         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.


         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.


         Moral Obligation Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.


         Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


         Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.


         The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.


         Short-Term Municipal Obligations - These securities include the following:


         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.


         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.


         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.


         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.


SHORT-TERM INVESTMENTS


         The Funds may invest in the following securities and instruments:


         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.


         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.


         For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.


         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS



         Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.



SUBORDINATED MORTGAGE SECURITIES


         Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.


         The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

         In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.


         A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.



         A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.


The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.


TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS


         Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


UNITED STATES GOVERNMENT SECURITIES


         Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.



OTHER INVESTMENTS



ASSET BACKED SECURITIES (NON-MORTGAGE)



         Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.


        Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.


         The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

         The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES)

         Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

BANKING INDUSTRY OBLIGATIONS


         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.


         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.


         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.


DERIVATIVES


         Dealer Options. The Funds indicated above may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.


         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.


         The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.


         Futures Contracts. Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).


         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.


         Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.


         The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.


         When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         Investments in futures contracts on fixed income securities [and related indices] involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


         Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.


         Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.


         "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.


         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.


         When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.


         A Fund can buy and write (sell) options on futures contracts.


         POTENTIAL LACK OF A LIQUID SECONDARY MARKET Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

         The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


         Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, [indices] and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or Aeltus.


         The Funds will not write call options on when-issued securities. The Funds purchase call options on [indices] primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.


         So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.


         When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.


         An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).


         A Fund may write calls on [securities indices] and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or [market indices] is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

         In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.


         If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.


         The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.


         The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.


         Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.


         FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the

CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


         OPTIONS ON FOREIGN CURRENCIES Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.


         ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.


         FORWARD FOREIGN CURRENCY CONTRACTS Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.


         Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.


         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.


         The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.


         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.


         INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.


         Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.


         SWAP TRANSACTIONS Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."


         RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."


         In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time.

Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.


         WARRANTS A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


INITIAL PUBLIC OFFERINGS


         Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.


         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.


         The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.


There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.


OTHER INVESTMENT COMPANIES


            Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. .


EXCHANGE TRADED FUNDS (ETFS)


         Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.


PRIVATE FUNDS


         U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.


         Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.


         The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.


         Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.


         The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.


         Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.


REAL ESTATE SECURITIES


         Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.


         Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.


RESTRICTED AND ILLIQUID SECURITIES


         Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.


         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.


Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.


TBA SALE COMMITMENTS


         Bond and Money Market may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.


ZERO COUPON AND PAY-IN-KIND SECURITIES


         Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.


         The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.


GOVERNMENT TRUST CERTIFICATES


         Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

SUPRANATIONAL AGENCIES


         Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.


INVESTMENT TECHNIQUES

BORROWING


         Each Fund may borrow up to 5% of it's assets from banks for temporary or emergency purposes. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Bond and Government may borrow for leveraging purposes if the relevant Fund complies with the requirements of the 1940 Act.


         When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.


         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives, which have certain risks as outlined in this SAI.


LENDING OF PORTFOLIO SECURITIES


         In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.


         The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

REPURCHASE AGREEMENTS


         Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.


REVERSE REPURCHASE AGREEMENTS


         Each Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


         In order to enhance portfolio returns and manage prepayment risks Bond and Money Market may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


SECURITIES, INTEREST RATE AND CURRENCY SWAPS


         Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."


SHORT SALES AGAINST THE BOX

         Bond and Government may make short sales against the box. If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS


         In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.


         When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.


MATURITY POLICIES

         The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                             MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company


                                                                                           NUMBER OF
                                               TERM OF                                   PORTFOLIOS IN
  NAME, ADDRESS AND AGE                      OFFICE AND                                  FUND COMPLEX          OTHER BOARD
                             POSITION(S)     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY       MEMBERSHIPS HELD BY
                           HELD WITH FUND  TIME SERVED(1)   DURING THE PAST 5 YEARS       DIRECTOR             DIRECTOR
-------------------------  --------------  --------------  ----------------------------  -------------  ----------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX(2)             Director       Since 1997      President and Chief               104        Mr. Fox serves as
10 State House Square                                      Executive Officer (April                     director of the board
Hartford, Connecticut                                      2001 to present),                            of IPC Financial
06107                                                      Managing Director and                        Network, Inc. (January
Date of Birth: 02/01/1955                                  Chief Operating Officer                      2001 to present)
                                                           (April 1994 to
                                                           April 2001),
                                                           Chief Financial
                                                           Officer (April
                                                           1994 to July
                                                           2001), Aeltus
                                                           Investment
                                                           Management, Inc.;
                                                           Executive Vice
                                                           President (April
                                                           2001 to present),
                                                           Director, Chief
                                                           Operating Officer
                                                           (February 1995 to
                                                           present), Chief
                                                           Financial
                                                           Officer, Managing
                                                           Director
                                                           (February 1995 to
                                                           April 2001),
                                                           Aeltus Capital,
                                                           Inc; Senior Vice
                                                           President -
                                                           Operations, Aetna
                                                           Life Insurance
                                                           and Annuity
                                                           Company, March
                                                           1997 to December
                                                           1997.

                                                                                           NUMBER OF
                                               TERM OF                                   PORTFOLIOS IN
  NAME, ADDRESS AND AGE                      OFFICE AND                                  FUND COMPLEX          OTHER BOARD
                             POSITION(S)     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY       MEMBERSHIPS HELD BY
                           HELD WITH FUND  TIME SERVED(1)   DURING THE PAST 5 YEARS       DIRECTOR             DIRECTOR
-------------------------  --------------  --------------  ----------------------------  -------------  ----------------------------
THOMAS J. MCINERNEY(3)      Director       February 2001   Chief Executive Officer,                     Director, Hemisphere,
7337 E. Doubletree Ranch                   - Present       ING U.S. Financial                           Inc. (May 2003 -
Rd.                                                        Services (September 2001                     Present); Trustee, ING
Scottsdale, Arizona 85258                                  - Present); General                          Investors Trust
Date of Birth: 05/05/1956                                  Manager and Chief                            (February 2002 -
                                                           Executive Officer, ING                       Present); Director,
                                                           U.S. Worksite Financial                      Equitable Life
                                                           Services (December 2000                      Insurance Co., Golden
                                                           - Present); Member, ING                      American Life
                                                           Americas Executive                           Insurance Co., Life
                                                           Committee (2001 -                            Insurance Company of
                                                           Present); President,                         Georgia, Midwestern
                                                           Chief Executive Officer                      United Life Insurance
                                                           and Director of Northern                     Co., ReliaStar Life
                                                           Life Insurance Company                       Insurance Co.,
                                                           (March 2001 - October                        Security Life of
                                                           2002), ING Aeltus                            Denver, Security
                                                           Holding Company, Inc.                        Connecticut Life
                                                           (2000 - Present), ING                        Insurance Co.,
                                                           Retail Holding Company                       Southland Life
                                                           (1998 - Present), ING                        Insurance Co., USG
                                                           Life Insurance and                           Annuity and Life
                                                           Annuity Company                              Company, and United
                                                           (September 1997 -                            Life and Annuity
                                                           November 2002) and ING                       Insurance Co. Inc
                                                           Retirement Holdings,                         (March 2001 -
                                                           Inc. (1997 - Present).                       Present); Trustee,
                                                           Formerly, General                            Ameribest Life
                                                           Manager and Chief                            Insurance Co.,
                                                           Executive Officer, ING                       (2001-2003); Trustee,
                                                           Worksite Division                            First Columbine Life
                                                           (December 2000 - October                     Insurance Co.,
                                                           2001), President,                            (2001-2002); Member of
                                                           ING-SCI, Inc. (August                        the Board, National
                                                           1997 - December 2000);                       Commission on
                                                           President, Aetna                             Retirement Policy,
                                                           Financial Services                           Governor's Council on
                                                           (August 1997 - December                      Economic
                                                           2000); Head of National                      Competitiveness and
                                                           Accounts, Core Sales and                     Technology of
                                                           Marketing, Aetna U.S.                        Connecticut,
                                                           Healthcare (April 1996 -                     Connecticut Business
                                                           March 1997).                                 and Industry Association,
                                                                                                        Bushnell; Connecticut
                                                                                                        Forum; Metro Hartford
                                                                                                        Chamber of Commerce; and
                                                                                                        is Chairman, Concerned
                                                                                                        Citizens for Effective
                                                                                                        Government.

                                                                                           NUMBER OF
                                               TERM OF                                   PORTFOLIOS IN
  NAME, ADDRESS AND AGE                      OFFICE AND                                  FUND COMPLEX          OTHER BOARD
                             POSITION(S)     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY       MEMBERSHIPS HELD BY
                           HELD WITH FUND  TIME SERVED(1)   DURING THE PAST 5 YEARS       DIRECTOR             DIRECTOR
-------------------------  --------------  --------------  ----------------------------  -------------  ----------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE, JR.     Director       June 1998 -     Director, Business and                                None
3029 St. Johns Drive                       Present         Economic Research Center,
Murfreesboro, Tennessee                                    August 1999 to present, and
37129                                                      Professor of Economics and
Date of Birth: 04/24/1941                                  Finance, Middle Tennessee
                                                           State University,
                                                           August 1991 to
                                                           present.

MARIA T. FIGHETTI           Director       April 1994 -    Associate Commissioner for                            None
325 Piermont Road                          Present         Contract Management, Health
Closter, New Jersey 07624                                  Services, New York City
Date of Birth: 09/07/1943                                  Department of Mental Health,
                                                           Mental Retardation and
                                                           Alcohol Services July 1973
                                                           to October 2002.

SIDNEY KOCH                 Director       April 1994 -    Financial Adviser,                                    None
455 East 86th Street                       Present         self-employed, January 1993
New York, New York 10028                                   to present.
Date of Birth: 04/22/1935

CORINE T. NORGAARD          Director       June 1991 -     Dean of the Barney School of                 Director,
556 Wormwood Hill                          Present         Business, University of                      Mass Mutual
Mansfield Center,                                          Hartford, August 1996 to                     Corporate
Connecticut 06250                                          present.                                     Investors
Date of Birth: 06/20/1937                                                                               (April 1997 - Present)

                                                                                           NUMBER OF
                                               TERM OF                                   PORTFOLIOS IN
  NAME, ADDRESS AND AGE                      OFFICE AND                                  FUND COMPLEX          OTHER BOARD
                             POSITION(S)     LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY       MEMBERSHIPS HELD BY
                           HELD WITH FUND  TIME SERVED(1)   DURING THE PAST 5 YEARS       DIRECTOR             DIRECTOR
-------------------------  --------------  --------------  ----------------------------  -------------  ----------------------------
EDWARD T. O'DELL            Director       June 2002 -     Formerly, Partner/Chairman,                           None
7337 E. Doubletree Ranch                   Present         Financial Service Group,
Rd.                                                        Goodwin Procter LLP (June
Scottsdale, Arizona 85258                                  1966 to September 2000);
Date of Birth: 11/26/1935                                  Chairman, Committee I -
                                                           International Bar
                                                           Association (1995
                                                           to 1999).

JOSEPH E. OBERMEYER (4)     Director       January 2003    President, Obermeyer &                                None
9909 NE 4th Avenue Rd.                     - Present       Associates, Inc. (November
Miami Shores, FL 33138                                     1999 to present) and Senior
Date of Birth: 10/24/1957                                  Manager, Arthur Anderson,
                                                           LLP (1995 - October 1999).

(1)      Directors serve until their successors are duly elected and qualified.

(2) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

(4)      Mr. Obermeyer was elected to the Board on January 1, 2003.

OFFICERS

         Information about the ING Funds' officers are set forth in the table below:

                              POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE         FUND                      SERVED (1)(2)                          LAST FIVE YEARS (3)
----------------------------  -----------------------   ---------------------------------      -------------------------------------
JAMES M. HENNESSY             President, Chief          March 2002 - Present                   President and Chief Executive
7337 E. Doubletree Ranch Rd.  Executive Officer and     (For the ING Funds)                    Officer, ING Capital Corporation,
Scottsdale, Arizona 85258     Chief Operating Officer                                          LLC, ING Funds Services, LLC, ING
Date of Birth:  04/09/1949                                                                     Advisors, Inc., ING Investments,
                              President, Chief          February 2001 - March 2002             LLC, Lexington Funds Distributor,
                              Executive Officer and     (For the Pilgrim Funds)                Inc., Express America T.C., Inc.
                              Chief Operating Officer                                          and EAMC Liquidation Corp.
                                                                                               (December 2001 - Present);
                              Chief Operating Officer   June 2000 - February 2001              Executive Vice President and Chief
                                                        (For the Pilgrim Funds)                Operating Officer and ING Funds
                                                                                               Distributor, LLC (June 2000-Present).
                                                                                               Formerly, Executive Vice President
                                                                                               and Chief Operating Officer, ING
                                                                                               Quantitative Management, Inc.
                                                                                               (October 2001 - September 2002),
                                                                                               Senior Executive Vice President
                                                                                               (June 2000 - December 2000) and
                                                                                               Secretary (April 1995 - December
                                                                                               2000), ING Capital Corporation, LLC,
                                                                                               ING Funds Services, LLC, ING
                                                                                               Investments, LLC, ING Advisors, Inc.,
                                                                                               Express America T.C., Inc. and EAMC
                                                                                               Liquidation Corp.; Executive Vice
                                                                                               President, ING Capital Corporation,
                                                                                               LLC and its affiliates (May 1998 -
                                                                                               June 2000); and Senior Vice
                                                                                               President, ING Capital Corporation,
                                                                                               LLC and its affiliates (April 1995 -
                                                                                               April 1998).

MICHAEL J. ROLAND             Executive Vice            March 2002 - Present                   Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.  President, Assistant      (For the ING Funds)                    Financial Officer and Treasurer,
Scottsdale, Arizona 85258     Secretary and Principal                                          ING Funds Services, LLC, ING Funds
Date of Birth:  05/30/1958    Financial Officer                                                Distributor, LLC, ING Advisors,
                                                        June 1998 - March 2002                 Inc., ING Investments, LLC, Inc.,
                              Senior Vice President     (For the Pilgrim Funds)                Lexington Funds Distributor, Inc.,
                              and Principal Financial                                          Express America T.C., Inc. and EAMC
                              Officer                   December 2002 - Present                Liquidation Corp. (December 2001 -
                                                        (For the IPI Funds)                    Present).  Formerly, Executive Vice
                              Chief Financial Officer                                          President, Chief Financial Officer
                                                                                               and Treasurer ING Quantitative
                                                                                               Management (December 2001 -
                                                                                               September 2002), Senior Vice
                                                                                               President, ING Funds Services, LLC,
                                                                                               ING Investments, LLC and ING Funds
                                                                                               Distributor, LLC (June 1998 -
                                                                                               December 2001) and Chief Financial
                                                                                               Officer of Endeavor Group (April
                                                                                               1997 - June 1998).

                              POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE         FUND                      SERVED (1)(2)                          LAST FIVE YEARS (3)
----------------------------  -----------------------   ---------------------------------      -------------------------------------
STANLEY D. VYNER              Executive Vice President  March 2002 - Present                   Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                            (For the ING Funds)                    Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                                      LLC (July 2000 - Present) and Chief
Date of Birth:  05/14/1950    Executive Vice President  July 1996 - March 2002                 Investment Officer of the
                                                        (For the international portfolios of   International Portfolios, ING
                                                        the Pilgrim Funds)                     Investments, LLC (July 1996 -
                                                                                               Present).  Formerly, President and
                                                                                               Chief Executive Officer, ING
                                                                                               Investments, LLC (August 1996 -
                                                                                               August 2000).

ROBERT S. NAKA                Senior Vice President     March 2002 - Present                   Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  and Assistant Secretary   (For the ING Funds)                    Secretary, ING Funds Services, LLC,
Scottsdale, Arizona 85258                                                                      ING Funds Distributor, LLC, ING
Date of Birth:  06/17/1963    Senior Vice President     November 1999 - March 2002             Advisors, Inc., ING Capital
                              and Assistant Secretary   (For the Pilgrim Funds)                Corporation, LLC, ING Investments,
                                                                                               LLC (October 2001 - Present) and
                              Assistant Secretary       July 1996 - November 1999              Lexington Funds Distributor, Inc.
                                                        (For the Pilgrim Funds)                (December 2001 - Present).
                                                                                               Formerly, Senior Vice President and
                                                                                               Assistant Secretary, ING Quantitative
                                                                                               Management, Inc. (October 2001 -
                                                                                               September 2002), Vice President, ING
                                                                                               Investments, LLC (April 1997 -
                                                                                               October 1999), ING Funds Services,
                                                                                               LLC (February 1997 - August 1999)
                                                                                               and Assistant Vice President, ING
                                                                                               Funds Services, LLC (August 1995 -
                                                                                               February 1997).

KIMBERLY A. ANDERSON          Vice President and        March 2002 - Present                   Vice President and Secretary, ING
7337 E. Doubletree Ranch Rd.  Secretary                 (For the ING Funds)                    Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                                      Distributor, LLC, ING Advisors,
Date of Birth:  07/25/1964                              February 2001 - March 2002             Inc., ING Investments, LLC (October
                                                        (For the Pilgrim Funds)                2001 - Present) and Lexington Funds
                                                                                               Distributor, Inc. (December 2001 -
                                                                                               Present).  Formerly, Vice
                                                                                               President, ING Quantitative
                                                                                               Management, Inc. (October 2001 -
                                                                                               September 2002); Assistant Vice
                                                                                               President, ING Funds Services, LLC
                                                                                               (November 1999 - January 2001) and
                                                                                               has held various other positions
                                                                                               with ING Funds Services, LLC for
                                                                                               more than the last five years.

                              POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE         FUND                      SERVED (1)(2)                          LAST FIVE YEARS (3)
----------------------------  -----------------------   ---------------------------------      -------------------------------------
ROBYN L. ICHILOV              Vice President and        March 2002 - Present                   Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.  Treasurer                 (For the ING Funds)                    LLC (October 2001 - Present) and
Scottsdale, Arizona 85258                                                                      ING Investments, LLC (August 1997 -
Date of Birth:  09/25/1967                              May 1998 - March 2002                  Present); Accounting Manager, ING
                              Vice President and        (For the Pilgrim Funds)                Investments, LLC (November 1995 -
                              Treasurer                                                        Present).
                                                        November 1997 - May 1998
                                                        (For the Pilgrim Funds)

                              Vice President

LAUREN D. BENSINGER           Vice President            March 2003 - Present                   Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                            (For the ING Funds)                    Officer, ING Funds Distributor,
Scottsdale, Arizona 85258                                                                      LLC. (July 1995 - Present); Vice
Date of Birth:  02/06/1954                                                                     President (February 1996 - Present)
                                                                                               and Chief Compliance Officer (October
                                                                                               2001 - Present) ING Investments, LLC;
                                                                                               Vice President and Chief Compliance
                                                                                               Officer, ING Advisors, Inc. (July
                                                                                               2000 - Present), Vice President and
                                                                                               Chief Compliance Officer, ING
                                                                                               Quantitative Management, Inc. (July
                                                                                               2000 - September 2002), and Vice
                                                                                               President, ING Fund Services, LLC
                                                                                               (July 1995 - Present).

MARIA M. ANDERSON             Assistant Vice President  April 2002 - Present                   Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                            (For certain ING Funds)                Services, LLC (October 2001 -
Scottsdale, Arizona 85258                                                                      Present).  Formerly, Manager of
Date of Birth:  05/29/1958                              March 2002 - April 2002                Fund Accounting and Fund
                                                        (For certain ING Funds)                Compliance, ING Investments, LLC
                                                                                               (September 1999 - November 2001);
                                                        August 2001 - March 2002               Section Manager of Fund Accounting,
                                                        (For the Pilgrim Funds)                Stein Roe Mutual Funds (July 1998 -
                                                                                               August 1999); and Financial Reporting
                                                                                               Analyst, Stein Roe Mutual Funds
                                                                                               (August 1997 - July 1998).

TODD MODIC                    Assistant Vice President  April 2002 - Present                   Director of Financial Reporting,
7337 E. Doubletree Ranch Rd.                            (For certain ING Funds)                ING Investments, LLC (March 2001 -
Scottsdale, Arizona 85258                                                                      Present).  Formerly, Director of
Date of Birth:  11/03/1967                              March 2002 - Present                   Financial Reporting, Axient
                                                        (For certain ING Funds)                Communications, Inc. (May 2000 -
                                                                                               January 2001) and Director of
                                                        August 2001 - March 2002               Finance, Rural/Metro Corporation
                                                        (For the Pilgrim Funds)                (March 1995 - May 2000).

                              POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE         FUND                      SERVED (1)(2)                          LAST FIVE YEARS (3)
----------------------------  -----------------------   ---------------------------------      -------------------------------------
SUE KINENS                    Assistant Vice            March 2003 - Present                   Assistant Vice President and
7337 E. Doubletree Ranch Rd.  President and Assistant   (For the ING Funds)                    Assistant Secretary, ING Funds
Scottsdale, Arizona 85258     Secretary                                                        Services, LLC (December 2002 -
Date of Birth:  12/31/1976                                                                     Present); and has held various
                                                                                               other positions with ING Funds
                                                                                               Services, LLC for the last five
                                                                                               years.

(1) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(2) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the ING fund complex and the name of the fund complex name changed to "ING Funds."

(3) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

 ING Investments, LLC (March 2002 - name changed from ING          ING Funds Services, LLC (March 2002 - name changed from ING
    Pilgrim Investments, LLC)                                          Pilgrim Group, LLC)
  ING Mutual Funds Management Co., LLC (April 2001 - merged         ING Pilgrim Group, Inc. (February 2001 - merged into
    into ING Pilgrim Investments, LLC)                                 Pilgrim Group LLC)
  ING Pilgrim Investments, Inc. (February 2001 - merged into        ING Pilgrim Group, LLC (February 2001 - formed)
    ING Pilgrim Investments, LLC)                                   ING Pilgrim Group, Inc. (September 2000 - name changed
  ING Pilgrim Investments, LLC (February 2001 - formed)                from Pilgrim Group, Inc.)
  ING Pilgrim Investments, Inc. (September 2000 - name changed      Lexington Global Asset Managers, Inc. (July 2000 - merged
    from Pilgrim Investments, Inc.)                                    into Pilgrim Group, Inc.)
  Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim        Northstar Administrators, Inc. (November 1999 - merged
    Investments, Inc.)                                                 into Pilgrim Group, Inc.)
  Pilgrim Investments, Inc. (October 1998 - name changed from       Pilgrim Group, Inc. (October 1998 - name changed from
    Pilgrim America Investments, Inc.)                                 Pilgrim American Group, Inc.)
  Pilgrim America Investments, Inc. (April 1995 - name changed      Pilgrim America Group, Inc. (April 1995 - name changed
    from Newco Advisory Corporation)                                   from Newco Holdings Management Corporation)
  Newco Advisory Corporation (December 1994 - incorporated)         Newco Holdings Management Corporation (December
                                                                       1994 - incorporated)
  **Pilgrim Advisors, Inc. (November 1999 - name changed from
    Northstar Investment Management Corporation)


ING Funds Distributor, LLC. (October 2002)                          ING Capital Corporation, LLC (March 2002 - name changed from ING
 ING Funds Distributor, Inc. (October 2002 - merged into               Pilgrim Capital Corporation, LLC)
    ING Funds Distributor, LLC)                                      ING Pilgrim Capital Corporation (February 2001 - merged into
 ING Funds Distributor, LLC (October 2002 - formed)                    ING Pilgrim Capital Corporation, LLC)
 ING Pilgrim Securities, Inc. (September 2000 - name                 ING Pilgrim Capital Corporation (February 2001 - formed)
    changed from Pilgrim Securities, Inc.)                           ING Pilgrim Capital Corporation (September 2000 - name
 Northstar Distributors Inc. (November 1999 - merged into              changed from Pilgrim Capital Corporation)
    Pilgrim Securities, Inc.)                                        Pilgrim Capital Corporation (February 2000 - name changed
 Pilgrim Securities, Inc. (October 1998 - name changed from            from Pilgrim Holdings Corporation)
    Pilgrim America Securities, Inc.)                                Pilgrim Holdings Corporation (October 1999 - name changed
 Pilgrim America Securities, Inc. (April 1995 - name changed           from Northstar Holdings, Inc.)
    from Newco Distributors Corporation)                             Northstar Holdings, Inc. (October 1999 - merged into
 Newco Distributors Corporation (December 1994  -                      Pilgrim Capital Corporation)
    incorporated)                                                    Pilgrim Capital Corporation (June 1999 - name changed from
                                                                       Pilgrim America Capital Corporation)
                                                                     Pilgrim Capital Corporation (June 1999 - merged into
                                                                       Pilgrim America Capital Corporation)
                                                                    Pilgrim America Capital Corporation (April 1997 - incorporated)

 ING Advisors, Inc. (March 2002 - name changed from ING            ING Quantitative Management, Inc. (September 2002 -
    Pilgrim Advisors, Inc.)                                            Dissolved)
  ING Pilgrim Advisors, Inc. (March 2001 - name changed from         ING Quantitative Management, Inc. (March 2002 - name
    ING Lexington Management Corporation)                              changed from ING Pilgrim Quantitative Management, Inc.)
  ING Lexington Management Corporation (October 2000 - name          ING Pilgrim Quantitative Management, Inc. (March 2001 -
    changed from Lexington Management Corporation)                     name changed from Market Systems Research Advisors)
 Lexington Management Corporation (December 1996 -                   Market Systems Research Advisors, Inc. (November 1986 -
    incorporated)                                                      incorporated)

BOARD OF DIRECTORS

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees


The Board has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, , Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the calendar year ended December 31, 2002.


The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. DePrince currently serves as Chairman and Mr. Koch currently serves as Vice Chairman of the Committee. The Contract Committee held two (2) meetings during the calendar year ended December 31, 2002.


The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held four (4) meetings during the calendar year ended December 31, 2002.



The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held fifteen (15) meetings during the calendar year ended December 31, 2002.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.

                                                                                                                          AGGREGATE
                                                                                                                           DOLLAR
                                                                                                                          RANGE OF
                                                                                                                           EQUITY
                                                                                                                         SECURITIES
                                                                                                                           IN ALL
                                                                                                                         REGISTERED
                                                                                                                         INVESTMENT
                                                                                                                          COMPANIES
                                                                                                                          OVERSEEN
                                                                                                                             BY
                                                                                                                          DIRECTOR
                                                                                                                          IN FAMILY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN SERIES OF THE COMPANY                          OF
                                                  (INCLUDING SERIES OTHER THAN THE FUNDS)                                INVESTMENT
  NAME OF DIRECTOR                                        AS OF DECEMBER 31, 2002                                         COMPANIES
                      GROWTH FUND       SMALL        TECHNOLOGY     INDEX PLUS     INDEX PLUS    INDEX PLUS    MONEY
                                       COMPANY                                                    SMALLCAP     MARKET
                                         FUND           FUND       LARGECAP FUND  MIDCAP FUND       FUND        FUND
-------------------- --------------- ------------- --------------- -------------- ------------- ------------- ---------- -----------
INDEPENDENT DIRECTORS

Albert E. DePrince,       None        $10,001 -         None         $50,001 -     $10,001 -     $10,001 -      None       Over
Jr.                                   $50,000(*)                   $100,000 (*)    $50,000(*)    $50,000(*)              $100,000(*)

                                                                                                                          $50,001 -
                                                                     $50,001 -                                            $100,000
Maria T. Fighetti         None           None           None       $100,000 (*)       None          None        None         (*)

                                                                                                                            Over
                                                                       Over                                               $100,000
David L. Grove(1)         None           None           None       $100,000 (*)       None          None        None         (*)

                                                                                                                           $1 -
Sidney Koch               None           None           None       $1 - $10,000       None          None        None      $10,000

                                                                                   $10,001 -     $10,001 -                $50,001 -
Edward T. O'Dell(2)       None           None           None           None        $50,000(*)    $50,000(*)     None     $100,000(*)

Corine T. Norgaard        None           None           None           None           None          None        None        None

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox         Over $100,000       Over        $10,001 -        $10,001         None          None        None        Over
                                       $100,000       $50,000        -$50,000                                             $100,000

Thomas McInerney      $1 - $10,000    $10,001 -         None         $50,001 -        None          None        None      $50,001 -
                                       $50,000                       $100,000                                             $100,000

         (*) Held in a deferred compensation account.

(1)      David L.Grove retired from the Board effective [______, 2003].

(2)      Edward T. O'Dell became a Director on June 1, 2002.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).


                             NAME OF OWNERS
     NAME OF DIRECTOR       AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------     -----------         -------         --------------       ----------         -----
Albert E. DePrince, Jr.            N/A               N/A                N/A                 $0              N/A
Maria T. Fighetti                  N/A               N/A                N/A                 $0              N/A
David L. Grove(1)                  N/A               N/A                N/A                 $0              N/A
Sidney Koch                        N/A               N/A                N/A                 $0              N/A
Corine T. Norgaard                 N/A               N/A                N/A                 $0              N/A
Edward T. O'Dell(2)                N/A               N/A                N/A                 $0              N/A
Jospeh Obermeyer(3)                N/A               N/A                N/A                 $0              N/A


(1)      David L. Grove retired from the Board effective [______, 2003].

(2)      Edward T. O'Dell became a Director on June 1, 2002.

(3)      Joseph Obermeyer became a Director on January 1, 2003.


COMPENSATION OF DIRECTORS

         During the fiscal year of the Funds ended March 31, 2003, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended March 31, 2003, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                          PENSION OR
                                                                          RETIREMENT
               NAME OF PERSON                                           BENEFITS ACCRUED    TOTAL COMPENSATION FROM
                  POSITION                    AGGREGATE COMPENSATION    AS PART OF FUND      THE COMPANY AND FUND
                                                 FROM THE COMPANY           EXPENSES       COMPLEX PAID TO DIRECTORS
Albert E. DePrince, Jr.*                              $[___]                  N/A                   $[___]
Director, Chairman Contract Committee
Maria T. Fighetti*                                     [___]                  N/A                    [___]
Director, Chairman Audit Committee**
David L. Grove(1)                                      [___]                  N/A                    [___]
Director
Sidney Koch                                            [___]                  N/A                    [___]
Director
Corine Norgaard                                        [___]                  N/A                    [___]
Director, Chairman Nominating Committee
Richard G. Scheide ***                                [____]                  N/A                   [____]
Director
Edward T. O'Dell*(2)                                  [____]                  N/A                   [____]
Director

(1)      David L. Grove retired from the Board effective [_____, 2003].

(2)      Edward T. O'Dell became a Director on June 1, 2002.

* During the year ended December 31, 2002, Ms. Fighetti, Mr. O'Dell and Dr. DePrince deferred $26,500, $78,500 and $60,000, respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

** Ms. Fighetti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001

***      Mr. Scheide retired as Director effective May 31, 2002.


         The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


         Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Below is a list of entities that have a controlling interest in the following series of the Fund as of July , 2003:



                                                             CLASS AND TYPE OF      PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                   OWNERSHIP           OF CLASS          FUND
         ----                          -------                   ---------           --------          ----
ING Bond Fund          ING NATIONAL TRUST
                       ATTN GORDON ELROD
                       151 FARMINGTON AVE
                       HARTFORD CT  06155-0001               Class A                       [ ]%           [ ]%
                                                             Beneficial Owner

                       ING LIFE INSURANCE AND ANNUITY CO
                       151 FARMINGTON AVE                    Class A
                       HARTFORD CT  06156-0001               Beneficial Owner              [ ]%           [ ]%

ING Bond Fund          ING LIFE INSURANCE AND ANNUITY CO
                       CENTRAL VALUATION DEPT
                       151 FARMINGTON AVE TN41               Class I
                       HARTFORD CT  06156-0001               Beneficial Owner              [ ]%           [ ]%

                       ING NATIONAL TRUST
                       ATTN GORDON ELROD
                       151 FARMINGTON AVE                    Class I
                       HARTFORD CT  06155-0001               Beneficial Owner              [ ]%           [ ]%

                                                             CLASS AND TYPE OF      PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                   OWNERSHIP           OF CLASS          FUND
         ----                          -------                   ---------           --------          ----
ING Government Fund    ING NATIONAL TRUST
                       ATTN GORDON ELROD
                       151 FARMINGTON AVE                    Class A
                       HARTFORD CT  06101-5900               Beneficial Owner              [ ]%           [ ]%

                       ING LIFE INSURANCE AND ANNUITY CO
                       151 FARMINGTON AVE                    Class A
                       HARTFORD CT  06156-0001               Beneficial Owner              [ ]%           [ ]%

ING Government Fund    ING LIFE INSURANCE AND ANNUITY CO
                       CENTRAL VALUATION UNIT
                       151 FARMINGTON AVE TN41               Class I
                       HARTFORD CT  06156-0001               Beneficial Owner              [ ]%           [ ]%

                       ING NATIONAL TRUST
                       ATTN GORDON ELROD
                       151 FARMINGTON AVE                    Class I
                       HARTFORD CT  06101-5900               Beneficial Owner              [ ]%           [ ]%


         As of July ___, 2003, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:


                                                             Class and Type of      Percentage    Percentage of
         Fund                          Address                   Ownership           of Class          Fund
         ----                          -------                   ---------           --------          ----
ING Aeltus Money      ING NATIONAL TRUST
Market Fund           ATTN GORDON ELROD
                      151 FARMINGTON AVE                      Class A
                      HARTFORD CT  06101-5900                 Beneficial Owner            [ ]%            [ ]%

                      ING LIFE INSURANCE AND ANNUITY CO
                      ATTN VALUATION UNIT-TN41
                      151 FARMINGTON AVE                      Class A
                      HARTFORD CT  06156-0001                 Beneficial Owner            [ ]%            [ ]%

ING Aeltus Money      STATE STREET BK & TR CO CUST
Market Fund           FBO TILLIE E BRUELL
                      IRA ROLLOVER
                      2901 WILLOWBRIDGE CIRCLE                Class C
                      AUSTIN TX  78703-1055                   Beneficial Owner            [ ]%            [ ]%

ING Bond Fund         SOUTHWEST SECURITIES FOB
                      A/C 68536137
                      PO BOX 509002                           Class B
                      DALLAS TX  75250-9002                   Beneficial Owner            [ ]%            [ ]%

ING Government Fund   LPL FINANCIAL SERVICES
                      A/C 3906-0868
                      9785 TOWNE CENTRE DR                    Class B
                      SAN DIEGO CA  92121-1968                Beneficial Owner            [ ]%            [ ]%


                                                             Class and Type of      Percentage    Percentage of
         Fund                          Address                   Ownership           of Class          Fund
         ----                          -------                   ---------           --------          ----
ING Government Fund   WEXFORD CLEARING SERVICES
                      CORP FBO ELECTRONIC TRADING
                      GROUP LLC ETGBM TRADE A/C
                      ATTN BLETHYN HULTON
                      900 3RD AVE STE 200                     Class C
                      NEW YORK NY  10022-4728                 Beneficial Owner            [ ]%            [ ]%

                      WEXFORD CLEARING SERVICES
                      CORP FBO ELECTRONIC TRADING
                      GROUP LLC ETGRT TRADE A/C
                      ATTN BLETHYN HULTON
                      900 3RD AVE # STE 200                   Class C
                      NEW YORK NY  10022-4728                 Beneficial Owner            [ ]%            [ ]%

                      WEXFORD CLEARING SERVICES
                      CORP FBO ELECTRONIC TRADING
                      GROUP LLC ETGJS TRADE A/C
                      ATTN BLETHYN HULTON
                      900 3RD AVE STE 200                     Class C
                      NEW YORK NY  10022-4728                 Beneficial Owner            [ ]%            [ ]%

ING Government Fund   ING LIFE INSURANCE AND ANNUITY CO
                      CENTRAL VALUATION UNIT
                      151 FARMINGTON AVE TN41                 Class I
                      HARTFORD CT  06156-0001                 Beneficial Owner            [ ]%            [ ]%

                      ING NATIONAL TRUST
                      ATTN GORDON ELROD
                      151 FARMINGTON AVE                      Class I
                      HARTFORD CT  06101-5900                 Beneficial Owner            [ ]%            [ ]%


         As of July ___, 2003, officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.

                         INVESTMENT ADVISORY AGREEMENTS

         The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another other investment adviser, Aeltus Investment Management, Inc. ("Aeltus" or the "Sub-Adviser") as Sub-Adviser to all the Funds. The Investment Adviser and Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

         On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING

Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, Aeltus served as investment adviser to all the Funds.

         The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities Aeltus. The Investment Adviser oversees the investment management of Aeltus for the Funds.

         The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

         After an initial term through December 31, 2002, the Investment Management Agreement and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by
(a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2003, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds;
(4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services.

         In approving the Sub-Advisory Agreements through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by Aeltus; (3) the reasonableness of the compensation paid to Aeltus under the Sub-Advisory Agreements, including the advisory fee retained by ING Investments for its services to sub-advised Funds;
(4) the profitability to Aeltus of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of Aeltus; and (6) the brokerage and trading activities of Aeltus in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by Aeltus, including research generated by Aeltus and soft dollar research. The Board also reviewed information provided by Aeltus relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In the context of reviewing the Sub-Advisory Agreements with Aeltus, the Board met with senior management and reviewed absolute and relative performance of the Funds. The Board also considered the compensation structure within Aeltus and its ability to attract and retain high quality investment professionals.

         In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

         Each Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


         As of ____, 2003, the Investment Adviser had assets under management of over $ billion.


         The Investment Adviser bears the expense of providing its services and pays the fees of Aeltus. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
Bond                               0.500%              On first $250 million
                                   0.475%              On next $250 million
                                   0.450%              On next $250 million
                                   0.425%              On next $1.25 billion
                                   0.400%                 Over $2 billion

ING Government                     0.500%              On first $250 million
                                   0.475%              On next $250 million
                                   0.450%              On next $250 million
                                   0.425%              On next $1.25 billion
                                   0.400%                 Over $2 billion

Money Market                       0.400%              On first $500 million
                                   0.350%              On next $500 million
                                   0.340%               On next $1 billion
                                   0.330%               On next $1 billion
                                   0.300%                 Over $3 billion

For the year ended March 31, 2003, investment advisory fees paid to ING Investments were as follows:


             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Bond
ING Government
Money Market


For the period March 1, 2002 through March 31, 2002, investment advisory fees paid to ING Investments were as follows:


             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Bond                                         $39,114                    $6,611                        $32,503
ING Government                               $18,397                    $6,631                        $11,766
Money Market                                $144,914                        $0                       $144,914


For the period November 1, 2001 through February 28, 2002 and the years ended October 31, 2001 and October 31, 2000 investment advisory fees were paid to Aeltus (investment adviser to the Funds prior to March 1, 2002) were as follows:


Period November 1, 2001 through February 28, 2002 *


             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Bond                                  $145,440                          $25,878                    $119,562
ING Government                        $73,985                           $26,680                    $47,305
Money Market                          $583,299                          $0                         $583,299


* The Funds changed their fiscal year ends from October 31st to March 31st.

Year Ended October 31, 2001

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER            NET ADVISORY FEES PAID
             ----               ------------------------------          ------            ----------------------
Bond                                        $358,209                      $49,899                 $308,310
ING Government                              $169,511                      $84,134                  $85,377
Money Market                              $1,845,335                           $0               $1,845,335

Year Ended October 31, 2000

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER            NET ADVISORY FEES PAID
             ----               ------------------------------          ------            ----------------------
Bond                                       $241,025                     $42,932                  $198,093
ING Government                             $101,137                     $54,409                   $46,728
Money Market                              $1,808,423                   $236,100                 $1,572,323





                          EXPENSE LIMITATION AGREEMENTS

         The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940
Act) of the Investment Adviser do not exceed the expense limitation shown on the following table:


FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
Bond                                            1.00%            1.75%           1.75%             0.75%
Government                                      0.95%            1.70%           1.70%             0.70%
Money Market                                      N/A              N/A             N/A               N/A



         Each Fund may at a later date recoup ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.


         Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by a Fund, without payment of any penalty, upon ninety
(90) days prior written notice to ING.


FUND                                              TERMINATION DATE
----                                              ----------------
Bond                                               March 31,  2004
Government                                         March 31,  2004
Money Market                                       N/A


                             SUB-ADVISORY AGREEMENTS


         The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of the Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of Aeltus to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to Aeltus, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. Aeltus pay all of its expenses arising from the performance of their obligations under the Sub-Advisory Agreements.


         Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

         The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2002 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.


         Pursuant to the Sub-Advisory Agreements between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to the Funds. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Funds, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Groep N.V.






         For the following Funds, as compensation to Aeltus for its services, the Investment Adviser pays Aeltus a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:



           FUND              SUB-ADVISORY FEE *            ASSETS
           ----              ------------------            ------
Bond                               0.225%           On first $250 million
                                   0.214%           On next $250 million
                                   0.203%           On next $250 million
                                   0.191%           On next $1.25 billion
                                   0.180%              Over $2 billion

ING Government                     0.225%           On first $250 million
                                   0.214%           On next $250 million
                                   0.203%           On next $250 million
                                   0.191%           On next $1.25 billion
                                   0.180%              Over $2 billion

Money Market                       0.180%           On first $500 million
                                   0.158%           On next $500 million
                                   0.153%            On next $1 billion
                                   0.149%            On next $1 billion
                                   0.135%              Over $3 billion






         For the year ended March 31, 2003, ING paid Aeltus, in its capacity of Sub-Adviser, the sub-advisory fees of $ [_____] (Bond), $ [_____] (Government) and $ [_____] (Money Market).


         For the period March 1, 2002 through March 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees of $17,602 (Bond), $8,279 (Government) and $65,211 (Money Market).

                        ADMINISTRATIVE SERVICES AGREEMENT

         ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.


         Prior to April 1, 2002, Aeltus provided administrative services to the Funds pursuant to administrative agreements. The services provided by Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.


         For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Funds are as follows:














         For the period April 1, 2002 through March 31, 2003:


           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------                    ------------        --------------------              ---------
Bond
Government
Money Market


         For the period November 1, 2001 through March 31, 2002:

           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------                    ------------        --------------------              ---------
Bond                                           $36,911                  $0                         $36,911
Government                                     $18,476                  $0                         $18,476
Money Market                                  $182,053                  $0                        $182,053


         For the fiscal years ended October 31, 2001 and 2000, administrative services fees paid to Aeltus (in its capacity as the former administrator to the Funds ) were as follows:


Year Ended October 31, 2001


           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------                    ------------        --------------------              ---------
Bond                                           $71,642                  $0                         $71,642
Government                                     $33,902                  $0                         $33,902
Money Market                                  $461,334                  $0                        $461,334

Year Ended October 31, 2000


           COMPANY NAME               TOTAL ADMINISTRATIVE     ADMINISTRATOR WAIVER    NET ADMINISTRATIVE SERVICES
                                           SERVICES FEE                                          FEES PAID
           ------------                    ------------        --------------------              ---------
Bond                                           $48,205                  $0                         $48,205
Government                                     $20,227                  $0                         $20,227
Money Market                                  $451,856                  $0                        $451,856








                                    CUSTODIAN


         Beginning June 1, 2003, Bank of New York, One Wall Street, New York, New York, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.


                                 TRANSFER AGENT

         DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

         Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                              INDEPENDENT AUDITORS


         PricewaterhouseCoopers ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202-4870, serves as independent accountant to the Funds for the fiscal year ended 2003. PwC provides audit and tax services. For periods ending on or prior to March 31, 2002, KPMG LLP, 99 High Street, Boston, Massachusetts 02110 served as independent auditors to the Funds.


                              PRINCIPAL UNDERWRITER


         Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the net asset value of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.


For the year ended March 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:


                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond
               ING Government
               Money Market
















For the period January 1, 2002 through March 31, 2002, fees were paid to ING Funds Distributor, LLC as follows:


                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond                                                            $35,904
               ING Government                                                   $17,722
               Money Market                                                      $4,449

         For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001 and 2000 Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:


November 1, 2001 through December 31, 2001


                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond                                                          $ 23,936
               Government                                                    $12,986
               Money Market                                                   $2,128


Year Ended October 31, 2001


                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond                                                             $97,266
               Government                                                       $52,391
               Money Market                                                      $9,589


Year Ended October 31, 2000


                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond                                                             $46,968
               Government                                                       $26,146
               Money Market                                                      $1,620





               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS


         Fund shares are distributed by ING Funds Distributor, LLC (the "Distributor"). With respect to Class A shares of the Funds (other than Money Market), the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of

1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds (other than Money Market), the Distributor is paid an annual fee at the rate of 1.00% (0.75% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.


         The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.


         The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.


         In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by the Distributor, and 3) the Distributor's shareholder distribution-related expenses and costs.


         The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) ad the selling broker-dealer


         Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended March 31, 2003 were as follows:


       DISTRIBUTION EXPENSES            CLASS A       CLASS B       CLASS C
       ---------------------            -------       -------       -------
                Bond

Advertising                               $            $             $
Printing                                  $            $             $
Salaries & Commissions                    $            $             $
Broker Servicing                          $            $             $
Miscellaneous                             $            $             $

       DISTRIBUTION EXPENSES            CLASS A       CLASS B       CLASS C
       ---------------------            -------       -------       -------
Total                                     $            $             $

           ING Government

Advertising                               $            $             $
Printing                                  $            $             $
Salaries & Commissions                    $            $             $
Broker Servicing                          $            $             $
Miscellaneous                             $            $             $

            Money Market

Advertising                               $            $             $
Printing                                  $            $             $
Salaries & Commissions                    $            $             $
Broker Servicing                          $            $             $
Miscellaneous                             $            $             $
Total                                     $            $             $












         Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to the Distributor for the period January 1, 2002 to March 31, 2002 were as follows:


       DISTRIBUTION EXPENSES            CLASS A       CLASS B       CLASS C
       ---------------------            -------       -------       -------
Bond

Advertising                               $301         $5            $8
Printing                                  $5,719       $90           $153
Salaries & Commissions                    $44,015      $696          $1,178
Broker Servicing                          $44,137      $698          $1,181
Miscellaneous                             $18,575      $294          $497
Total                                     $112,747     $1,783        $3,017

Government

Advertising                               $115         $2            $5
Printing                                  $2,181       $42           $92
Salaries & Commissions                    $16,780      $320          $709
Broker Servicing                          $21,008      $400          $888
Miscellaneous                             $7,061       $135          $298
Total                                     $47,145      $899          $1,992

Money Market

Advertising                               $993         $9            $54
Printing                                  $18,860      $177          $1,029
Salaries & Commissions                    $145,140     $1,364        $7,921
Broker Servicing                          $45,748      $430          $2,497
Miscellaneous                             $61,042      $574          $3,331
Total                                     $271,783     $2,554        $14,832


         For the two month period of November 2001 to December 2001, approximately $0, $0, $542,330, $1,014,260, and $6,485 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

         For the year ended October 31, 2001, approximately $236,623, $95,752, $3,295,967, $5,591,963 and $216,255 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

Other Payments to Securities Dealers

         Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.







The following table applies to Bond and ING Government:

            WHEN YOU INVEST THIS AMOUNT:                AMOUNT OF SALES CHARGE TYPICALLY REALLOWED TO DEALERS AS A
            ----------------------------                ----------------------------------------------------------
                                                                       PERCENTAGE OF OFFERING PRICE:
                                                                       -----------------------------
Under $50,000                                                                      4.25%
$50,000 or more but under $100,000                                                 4.00%
$100,000 or more but under $250,000                                                3.00%
$250,000 or more but under $500,000                                                2.25%
$500,000 or more but under $1,000,000                                              1.75%








Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:


                                                        COMMISSION
                                                        ----------
Section  on sales of $1 million to $2,499,999              1.00%
Section  on sales of $2.5 million to $4,999,999            0.50%
Section  on sales of $5 million or greater                 0.25%








         For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.


         For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% distribution fee for the first year. Beginning in the thirteenth month after the sale is made, the Distributor uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.


         The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).


         In addition, ING may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

         The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.


         The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.


         Aeltus makes payments to AISI of 0.10% of total Money Market Class A assets held in customer accounts that designate AISI as the selling broker-dealer.


         The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.


         The value of a shareholder's investment will be unaffected by these payments.


         For the year ended March 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:



                                  CLASS A SALES
                                  CHARGES BEFORE       CLASS A SALES
                                      DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                               RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
----                               ------------     -------------------     -------------        -------------
Bond                                    $                    $                    $0                  $0
ING Government                          $                    $                    $0                   $
Money Market                           N/A                  N/A                   $0                  $0















For the period November 1, 2001 to March 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES
                                  CHARGES BEFORE       CLASS A SALES
                                      DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                               RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
----                               ------------     -------------------     -------------        -------------
Bond                                  $7,144                $752                  $0                  $0
ING Government                       $46,303               $4,874                 $0                $2,268
Money Market                           N/A                  N/A                   $0                  $0

For the year ended October 31, 2001, ACI received net commissions from the sales of Class A shares and contingent deferred sales charges from redemptions of Class C shares as follows.

                      FUND
                      ----
                      Bond                                $1,413
                      Government                            $933
                      Money Market                           N/A

                        PURCHASE AND REDEMPTION OF SHARES

         Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

         Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

         Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

         A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

         Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

         The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to -1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

         1.       Redemptions from any ING-advised Fund if you:

                  - Originally paid a front-end sales charge on the shares and

                  - Reinvest the money within 90 days of the redemption date.

         2.       Redemptions from other mutual funds if you:

                  - Originally paid a front-end sales charge on the shares and

                  - Reinvest the money within 30 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:


         1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, LLC or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).


         2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.


         3. Certain trust companies and bank trust departments investing on behalf of their clients.

         4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.


         5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.


         6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.


         7.       Registered investment companies.

         8.       Insurance companies (including separate accounts).

         9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

         10.      Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

         - redemptions of shares purchased through reinvestment of dividends or capital gains distributions;

         - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption; and

         -        redemptions of Money Market Class A and Class C shares unless:

                  - those shares were purchased through an exchange from another Fund within one year (in the case of Class A and Class C shares) prior to the redemption; and

                  - the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers
The CDSC will be waived for:

         -        exchanges to other Funds of the same class;

         - redemptions following the death or disability of the shareholder or beneficial owner;

         - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70-1/2;

         - tax-free returns of excess contributions from employee benefit plans;

         - distributions from employee benefit plans, including those due to plan termination or plan transfer; and

         - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

         - are limited annually to no more than 12% of the original account value;

         -        are made in equal monthly amounts, not to exceed 1% per month;
                  and

         - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

         You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Funds (other than Money Market shares), acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

         Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

         If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

         A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

         To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES


         Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.


         Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Funds.

         Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Funds.

         Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. Aeltus normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:


For the period April 1, 2002 through March 31, 2003:


FUND                                                                                COMMISSION
----                                                                                ----------
Bond                                                                                   $[-]
ING Government                                                                         $[-]
Money Market                                                                           $[_]














For the period November 1, 2001 through March 31, 2002:

FUND                                                                                COMMISSION
-----                                                                               ----------
Bond                                                                                      $0
ING Government                                                                            $0
Money Market                                                                              $0

For the following fiscal years:


         FUND NAME            FOR YEAR ENDED OCTOBER 31, 2001    FOR YEAR ENDED OCTOBER 31, 2000     FOR YEAR ENDED OCTOBER 31, 1999
         ---------            -------------------------------    -------------------------------     -------------------------------
Bond                                          $3,132                              $3,575                                $275
ING Government                                  $284                                $295                              $3,615
Money Market                                      $0                                  $0                                  $0





For the period November 1, 2001 to March 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

FUND                                                                  COMMISSION PAID ON TOTAL TRANSACTIONS
-----                                                                 -------------------------------------
Bond                                                                                      $0
ING Government                                                                            $0
Money Market                                                                              $0

For the fiscal year ended October 31, 2001:

FUND                                                                  COMMISSIONS PAID ON TOTAL TRANSACTIONS
-----                                                                 --------------------------------------
Bond                                                                                       $0
ING Government                                                                             $0
Money Market                                                                               $0

         The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

                                 CODE OF ETHICS


         The Funds, the Investment Adviser and ING Funds Distributor, LLC have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. Aeltus has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.


                             PROXY VOTING PROCEDURES

         [Disclosure with respect to the manner in which the Funds vote proxies relating to portfolio securities to be filed by amendment.]

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

         The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

         The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

         Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

         A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Check writing Service

         Check writing is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the check writing service by indicating your election on the application or by calling 1-800-992-0180. All notices with respect to checks must be given to the transfer agent.

Cross Investing

         Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

         Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

         Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Signature Guarantee

         A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

         A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

         The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

         Securities of the Funds are generally valued by independent pricing services, which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

         Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

         If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Distributions

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Original Issue Discount

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Foreign Currency Transactions

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

         Foreign Withholding Taxes

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a

Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Options and Hedging Transactions

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.


         Short Sales Against the Box



         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.




         Other Investment Companies

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Sale or Other Disposition of Shares

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Backup Withholding

         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Other Taxes

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where:     P      = a hypothetical initial payment of $1,000,
           T      = the average annual total return,
           n      = the number of years, and
           ERV    = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)n = ATVD

Where:   P       =  a hypothetical initial payment of $1,000,
         T       =  the average annual total return (after taxes on
                    distributions),
         n       =  the number of years, and
         ATVD       = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)n = ATVDR

Where:   P        = a hypothetical initial payment of $1,000,
         T        = the average annual total return (after taxes on
                    distributions),
         n        = the number of years, and
         ATVDR    = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

Money Market Yield


         Current yield for Money Market will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


             Effective Yield = [(Base Period Return + 1)(365/7)] - 1


The yield and effective yield for Money Market for the seven days ended March 31, 2003 were as follows:



                                               CLASS A, C AND I               CLASS B
                                               ----------------               -------
               Yield
               Effective Yield                        [--]                      [--]


30-Day Yield for Certain Non-Money Market Funds

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield= [EQUATION GRAPHIC]

Where:    a    = dividends and interest earned during the period,
          b    = expenses accrued for the period (net of reimbursements),
          c    = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
          d    = the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

For purposes of this calculation, it is assumed that each month contains 30 days.

         Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


   For the 30-day period ended March 31, 2003:



                                                               YIELD (AT POP)
                                                               --------------
                  FUND                       CLASS A      CLASS B         CLASS C         CLASS I
                  ----                       -------      -------         -------         -------
Bond                                          [--]         [--]            [--]            [--]
Government                                    [--]         [--]            [--]            [--]


         The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be:

              d = the NAV per share on the last day of the period.


   For the 30-day period ended March 31, 2003:



                             FUND                              YIELD (AT NAV) CLASS A
                             ----                              ----------------------
     Bond                                                                [--]
     Government                                                          [--]


Dividend Yield

         Bond and Government may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

         To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

         The Class A dividend yield may also be quoted with the public offering price (POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.


The dividend yields for the 30-day dividend period ended March 31, 2003 were as follows:


            FUND                CLASS A (NAV)       CLASS A (POP)        CLASS B         CLASS C        CLASS I
            ----                -------------       -------------        -------         -------        -------
Bond                                 [--]                [--]              [--]           [--]            [--]
Government                           [--]                [--]              [--]           [--]            [--]

         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS


         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.


         In February 1998, the Funds redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. CDSC applies for all Class C shares (except Money Market) redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A or Class C shares of Money Market.

         The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended March 31, 2002, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:


















Total Return Quotations as of March 31, 2003:


CLASS I


            FUND NAME                 1 YEAR        5 YEARS         10 YEARS          SINCE        INCEPTION DATE*
            ---------                 ------        -------         --------          ------       ---------------
                                                                                    INCEPTION
                                                                                    ---------
Money Market                            [--]%         [--]%           [--]%               [--]%       01/03/1992
ING Government                          [--]%         [--]%           [--]                [--]%       01/04/1994
Bond                                    [--]%         [--]%           [--]%               [--]%       01/03/1992


CLASS A  (assuming payment of the front-end sales load)


              FUND NAME                    1 YEAR        5 YEARS         SINCE INCEPTION       INCEPTION DATE*
              ---------                    ------        -------         ---------------       ---------------
MONEY MARKET
Class A                                    [--]%          [--]%                 [--]%               04/15/1994
ING GOVERNMENT
Class A                                    [--]%          [--]%                 [--]%               04/15/1994
Class A (after taxes on                    [--]%          [--]%                 [--]%
distributions)
Class A (after taxes on
distributions and sale of fund
shares)                                    [--]%          [--]%                 [--]%
BOND

Class A                                    [--]%          [--]%                 [--]%               04/15/1994
Class A (after taxes on                    [--]%          [--]%                 [--]%
distributions)
Class A (after taxes on
distributions and sale of fund
shares)                                    [--]%          [--]%                 [--]%


CLASS B  (assuming payment of the CDSC)


              FUND NAME                    1 YEAR           5 YEARS         SINCE INCEPTION       INCEPTION DATE*
              ---------                    ------           -------         ---------------       ---------------
Money Market                                [--]%            N/A                [--]%               03/01/1999
ING Government                              [--]%            N/A                [--]%               03/01/1999
Bond Fund                                   [--]%            N/A                [--]%               03/01/1999


CLASS C  (assuming payment of the CDSC)


              FUND NAME                    1 YEAR           5 YEARS         SINCE INCEPTION       INCEPTION DATE*
              ---------                    ------           -------         ---------------       ---------------
Money Market                                [--]%             N/A               [--]%               06/30/1998
ING Government                              [--]%             N/A               [--]%               06/30/1998
Bond                                        [--]%             N/A               [--]%               06/30/1998


---------
*The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

                              FINANCIAL STATEMENTS


         The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the periods ended March 31, 2003 are incorporated by reference into this SAJ. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                       STATEMENT OF ADDITIONAL INFORMATION



                                 AUGUST 1, 2003


                              ING SERIES FUND, INC.



             CLASS O SHARES ING BOND FUND, ING GOVERNMENT FUND AND
                          ING AELTUS MONEY MARKET FUND





This Statement of Additional Information (the "SAI") is not a Prospectus, but is incorporated by reference, in, and should be read in conjunction with, the current Class O Prospectus dated August 1, 2003, for ING Series Fund, Inc. (the "Company"), which has been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.



The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series:



              ING International Growth Fund (International Growth)
                            ING Growth Fund (Growth)
                     ING Small Company Fund (Small Company)
                        ING Technology Fund (Technology)
               ING Index Plus LargeCap Fund (Index Plus LargeCap)
                 ING Index Plus MidCap Fund (Index Plus MidCap)
               ING Index Plus SmallCap Fund (Index Plus SmallCap)
                 ING Value Opportunity Fund (Value Opportunity)
                          ING Balanced Fund (Balanced)
                 ING Growth and Income Fund (Growth and Income)
                              ING Bond Fund (Bond)
                        ING Government Fund (Government)
                   ING Aeltus Money Market Fund (Money Market)
       ING Strategic Allocation Growth Fund (Strategic Allocation Growth)
     ING Strategic Allocation Balanced Fund (Strategic Allocation Balanced)
       ING Strategic Allocation Income Fund (Strategic Allocation Income)



This SAI discusses only Bond, Government and Money Market (each a "Fund" and collectively, the "Funds").



The Funds' Financial Statements and the independent auditors' reports thereon, included in the Annual Reports, are incorporated by reference in this SAI. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                                TABLE OF CONTENTS


History of ING Series Fund, Inc...................................................................................3

ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES...................................................................4

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.......................................................................55

INVESTMENT ADVISORY AGREEMENTS...................................................................................56

EXPENSE LIMITATION AGREEMENTS....................................................................................59

SUB-ADVISORY AGREEMENTS..........................................................................................60

CUSTODIAN........................................................................................................62

TRANSFER AGENT...................................................................................................63

INDEPENDENT AUDITORS.............................................................................................63

PRINCIPAL UNDERWRITER............................................................................................63

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..............................................................64

PURCHASE AND REDEMPTION OF SHARES................................................................................65

BROKERAGE ALLOCATION AND TRADING POLICIES........................................................................66

CODE OF ETHICS...................................................................................................68

PROXY VOTING PROCEDURES..........................................................................................68

SHAREHOLDER ACCOUNTS AND SERVICES................................................................................68

NET ASSET VALUE..................................................................................................70

CALCULATION OF PERFORMANCE DATA..................................................................................77

PERFORMANCE COMPARISONS..........................................................................................80

FINANCIAL STATEMENTS.............................................................................................81

                        HISTORY OF ING SERIES FUND, INC.


ING Series Fund, Inc. ("the Company") is a Maryland Corporation registered as an open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed, diversified series:


                      FUND NAME

          ING International Growth Fund
          ING Growth Fund
          ING Small Company Fund
          ING Technology Fund
          ING Index Plus LargeCap Fund
          ING Index Plus MidCap Fund
          ING Index Plus SmallCap Fund
          ING Value Opportunity Fund
          ING Balanced Fund
          ING Growth and Income Fund
          ING Bond Fund
          ING Government Fund
          ING Aeltus Money Market Fund
          ING Strategic Allocation Growth Fund
          ING Strategic Allocation Balanced Fund
          ING Strategic Allocation Income Fund


         Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.


         Series and Classes The Company currently offers multiple series. Only Bond, Government and Money Market are offered through this SAI and the corresponding Prospectuses. The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.


         Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.



         Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

         1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

         As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.


                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

         The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;


(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

         The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:


(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;



(2) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;


(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;


(5) invest more than 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC (ING Investments), the Funds' investment adviser, Aeltus Investment Management, Inc. (Aeltus), Sub-Adviser to the Funds , shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and



(6) invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).


         Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications for the Funds, other than Money Market, are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

         Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

         The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.









Bond has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.



     Government has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


                     INVESTMENT TECHNIQUES AND RISK FACTORS

         The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.



ASSET CLASSES/ INVESTMENT
       TECHNIQUES           ING AELTUS MONEY MARKET FUND      ING BOND FUND                ING GOVERNMENT FUND
-------------------------   ----------------------------      -------------                -------------------
   EQUITIES,
   Common Stock                                                      X

   Convertible                        X                              X
   Securities

   Preferred Stock                                                   X

   Synthetic Convertible                                             X
   Securities
   FOREIGN INVESTMENTS
   ADRs/EDRs                                                         X                                X
   Eurodollar                                                        X                                X
   Convertible
   Securities
   Eurodollar/Yankee                  X                              X                                X
   Dollar Instruments
   Foreign Currency                                                  X                                X
   Exchange Transactions
   Foreign Mortgage                                                  X
   Related Securities
   Foreign and Emerging               X                              X                                X
   Market Securities(1)
   International Debt                 X                              X                                X
   Securities
   Sovereign Debt                     X                              X
   Securities
   FIXED INCOME
   ARMS                               X                              X
   Corporate Debt                     X                              X                                X
   Securities(2)
   Floating or Variable               X                              X                                X
   Rate Instruments(3)
   GICs                               X                              X
   GNMA Certificates                                                 X                                X
   High Yield                                                        X                                X
   Securities(4)



--------

(1) Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund will not invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated.



(2) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.

(3) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (a) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
     (b) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.


(4) A Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by Aeltus to be of comparable quality).

ASSET CLASSES/ INVESTMENT
       TECHNIQUES           ING AELTUS MONEY MARKET FUND      ING BOND FUND                ING GOVERNMENT FUND
-------------------------   ----------------------------      -------------                -------------------
   Mortgage Related                   X                              X                                X
   Securities(5)
   Municipal Securities                                              X                                X
   Short-Term                         X                              X                                X
   Investments
   Savings Association                X                              X                                X
   Obligations
   Municipal Lease                                                   X                                X
   Obligations
   Subordinated Mortgage                                             X                                X
   Securities
   Interest/Principal                 X                              X                                X
   Only Stripped
   Mortgage Backed
   Securities
   Tax Exempt Ind. Dev.                                              X                                X
   Bonds & Pollution
   Control Bonds
   United States                      X                              X                                X
   Government Securities
   OTHER INVESTMENTS
   Asset Backed                       X                              X                                X
   Securities
   (non-Mortgage)
   Banking Industry                   X                              X                                X
   Obligations
   Derivatives(6)                                                    X                                X
   Dealer Options                                                    X                                X
   Financial Futures
   Contracts and Related
   Options                                                           X                                X
   Forward Currency                                                  X                                X
   Contracts
                                                                                                      X
   Forward Foreign
   Currency Contracts
   Index-, Currency- and                                             X
   Equity-Linked
   Securities
                                                                     X                                X
   Options on Futures(7)
   Over the Counter                                                  X                                X
   Options(7)




----------

(5) The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

(6) For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes or to gain additional exposure to certain markets for investments purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are not subject to this 30% limitation.

(7) A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

ASSET CLASSES/ INVESTMENT
       TECHNIQUES           ING AELTUS MONEY MARKET FUND      ING BOND FUND                ING GOVERNMENT FUND
-------------------------   ----------------------------      -------------                -------------------
                                                                     X                                X
   Put and Call Options(8)\
   Warrants                           X                              X
   IPOs                                                              X
   Other Investment                   X                              X                                X
   Companies
   Private Funds                                                     X
   Securities of                                                     X
   Companies with
   Limited Operating
   Histories
   Real Estate Securities                                            X
   Restricted and                     X                              X                                X
   Illiquid  Securities(9)
   TBA Sale Commitments                                              X                                X
   Zero Coupon and                    X                              X                                X
   Pay-In-Kind(10)
   Government Trust                                                                                   X
   Certificates(11)
   Supranational                      X                              X                                X
   Agencies(12)
   Investment Techniques
   Borrowing(13)                      X                              X                                X

   Lending of                         X                              X                                X
   Portfolio(14)
   Securities

   Repurchase                         X                              X                                X
   Agreements(15)

   Reverse Repurchase(13)             X                              X
   Agreements and
   Dollar Rolls

   Securities, Interest                                              X                                X
   Rate and Currency
   Swaps

   Short Sales(16)                                                   X                                X





(8) Each Fund, except Money Market, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. No Fund will write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments or Aeltus or believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.



(9) A Fund will not invest more than 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to
     Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments or Aeltus will determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.

(10) Each Fund may invest in zero coupon securities and the Funds (except Money Market) may invest in pay-in-kind securities.

(11) Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (a) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Relates Borrowers Programs Appropriations Act of 1998) and (b) a security interest in obligations of the Unites States Treasury backed by the full faith and credit of the Unites States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

(12) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.

(13) Each Fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds (other than Money Market) may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Reverse repurchase agreements may be considered to be borrowing.

(14) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.


(15) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

ASSET CLASSES/ INVESTMENT
       TECHNIQUES           ING AELTUS MONEY MARKET FUND      ING BOND FUND                ING GOVERNMENT FUND
-------------------------   ----------------------------      -------------                -------------------
   Temporary Defensive                                               X                                X
   Positions
   When issued or                     X                              X                                X
   Delayed Delivery
   Securities



(16) A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectuses.

EQUITY INVESTMENTS; CONVERTIBLES


COMMON AND PREFERRED STOCKS

         Bond may invest in common stock and preferred stock. These equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.


         Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


CONVERTIBLE SECURITIES


         Bond and Money Market may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.



         The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.



         Bond may invest in "SYNTHETIC" CONVERTIBLE SECURITIES, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.



FOREIGN INVESTMENTS


AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS



         Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts
(GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.



EURODOLLAR CONVERTIBLE SECURITIES



         Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.



EURODOLLAR/YANKEE DOLLAR INSTRUMENTS



         Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS



         Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.



         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").



FOREIGN AND EMERGING MARKET SECURITIES



         Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.



         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


         Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.


         Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.



         INTERNATIONAL DEBT SECURITIES   International debt securities represent
debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.



         In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.



         Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.



         RESTRICTIONS ON FOREIGN INVESTMENTS   Some developing countries
prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.



         The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.



         Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.



         In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.



SOVEREIGN DEBT SECURITIES



         Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.



         BRADY BONDS    Brady bonds represent a type of sovereign debt. These
obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.



FIXED INCOME SECURITIES


DEBT SECURITIES

         Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.


ADJUSTABLE RATE MORTGAGE SECURITIES



         Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.



         There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.



CORPORATE DEBT SECURITIES



         Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.


FLOATING OR VARIABLE RATE INSTRUMENTS

         Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.


GOVERNMENT INVESTMENT CONTRACTS



         Bond and Money Market may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Classic Money Market Fund) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.



GNMA CERTIFICATES



         GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.



         GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.



         GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.



         GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

         GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.



         Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.



         The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.



         Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.



         GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.



HIGH YIELD SECURITIES OR VARIABLE RATE INSTRUMENTS



         The Bond Fund may invest in high-yield instruments, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus.

These securities include:



         (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;


         (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and


         (c)    any securities convertible into any of the foregoing.



         Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or Aeltus seek to identify situations in which ING Investments or Aeltus believe that future developments will enhance the creditworthiness and the ratings of the issuer.



Some of the risks associated with high-yield bonds include:



        Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.



         Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.



         Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.



         Liquidity and Valuation Risks Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.



         Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.



Mortgage Related Securities



         The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


         Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

         CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

         CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.


         RISKS OF MORTGAGE RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.

Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.



MUNICIPAL SECURITIES



         Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.



         In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.



         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.



         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.



         Moral Obligation Securities -- Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.



         Industrial Development and Pollution Control Bonds -- These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.




         Municipal Lease Obligations -- These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.



         The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.



         Short-Term Municipal Obligations -- These securities include the following:



         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.



         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.



         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.



         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.



SHORT-TERM INVESTMENTS



         The Funds may invest in the following securities and instruments:



         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.



         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.


         For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.


         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS



         The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.




SUBORDINATED MORTGAGE SECURITIES



         Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.




         The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

         In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.




         A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.




         A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.



The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.



TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS



         Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.



UNITED STATES GOVERNMENT SECURITIES



         Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.



OTHER INVESTMENTS



ASSET BACKED SECURITIES (NON-MORTGAGE)



         Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.



         Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.


         The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

         The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES)

         Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

BANKING INDUSTRY OBLIGATIONS



         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.



         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.



         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.



DERIVATIVES



         Dealer Options.   The Funds indicated above may engage in transactions
involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.



         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.



         The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.



         Futures Contracts.   Each Fund may enter into futures contracts and
options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).



         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.



         Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.



         The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.



         When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         Investments in futures contracts on fixed income securities [and related indices] involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


         Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.



         Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.



         "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.



         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.



         When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.



         A Fund can buy and write (sell) options on futures contracts.


         POTENTIAL LACK OF A LIQUID SECONDARY MARKET Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

         The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


         Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, [indices] and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or Aeltus.



         The Funds will not write call options on when-issued securities. The Funds purchase call options on [indices] primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.



         So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.



         When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.



         An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).



         A Fund may write calls on [securities indices] and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or [market indices] is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

         In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.



         If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.



         The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.



         The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.



         Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.



         FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the

CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.



         OPTIONS ON FOREIGN CURRENCIES Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.



         ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.



         FORWARD FOREIGN CURRENCY CONTRACTS Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.



         Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.



         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.



         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.



         The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.



         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.


         INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.



         Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.



         SWAP TRANSACTIONS   Each Fund may enter into interest rate swaps,
currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."



         RISKS OF INVESTING IN OPTIONS   There are several risks associated with
transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."



        In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time.

Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.



         WARRANTS    A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).



INITIAL PUBLIC OFFERINGS



         Initial Public Offerings (IPOs) occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.
Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.



         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.



         The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.



There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.



OTHER INVESTMENT COMPANIES



            Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.



EXCHANGE TRADED FUNDS (ETFS)



         Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.



PRIVATE FUNDS



         U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.



         Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.



         The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.



         Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.



         The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.



         Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.



REAL ESTATE SECURITIES



         Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.



         Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.



RESTRICTED AND ILLIQUID SECURITIES



         Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.



         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.



Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.



TBA SALE COMMITMENTS



         Bond and Money Market may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.



ZERO COUPON AND PAY-IN-KIND SECURITIES



         Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.



         The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.



GOVERNMENT TRUST CERTIFICATES



         Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

SUPRANATIONAL AGENCIES



         Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.



INVESTMENT TECHNIQUES



BORROWING



         Each Fund may borrow up to 5% of it's assets from banks for temporary or emergency purposes. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Bond and Government may borrow for leveraging purposes of the relevant Fund complies with the requirements of the 1940 Act.



         When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.



         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives, which have certain risks as outlined in this SAI.



LENDING OF PORTFOLIO SECURITIES



         In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.



         The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

REPURCHASE AGREEMENTS



         Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.



REVERSE REPURCHASE AGREEMENTS



         Each Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.



         In order to enhance portfolio returns and manage prepayment risks Bond and Money Market may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.



SECURITIES, INTEREST RATE AND CURRENCY SWAPS



         Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."


SHORT SALES AGAINST THE BOX

         Bond and Government may make short sales against the box. If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.



WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS



         In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.



         When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.


MATURITY POLICIES

         The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                            MANAGEMENT OF THE FUNDS

Set forth in the table below is information about each Director of the Company


                                                                                               NUMBER OF
                                            TERM OF                                          PORTFOLIOS IN
                                          OFFICE AND                                          FUND COMPLEX
NAME, ADDRESS AND     POSITION(S) HELD   LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY    OTHER BOARD MEMBERSHIPS
     AGE                  WITH FUND     TIME SERVED(1)          PAST 5 YEARS                  DIRECTOR         HELD BY DIRECTOR
-----------------     ----------------  -------------- ----------------------------------   -------------   -----------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
J. SCOTT FOX(2)           Director      Since 1997     President and Chief Executive           104           Mr. Fox serves as
10 State House Square                                  Officer (April 2001 to present),                      director of the board
Hartford, Connecticut                                  Managing Director and Chief                           of IPC Financial
06107                                                  Operating Officer (April 1994 to                      Network, Inc. (January
Date of Birth:                                         April 2001), Chief Financial                          2001 to present)
02/01/1955                                             Officer (April 1994 to July 2001),
                                                       Aeltus Investment Management, Inc.;
                                                       Executive Vice President (April
                                                       2001 to present), Director, Chief
                                                       Operating Officer (February 1995 to
                                                       present), Chief Financial Officer,
                                                       Managing Director (February 1995 to
                                                       April 2001), Aeltus Capital, Inc;
                                                       Senior Vice President - Operations,
                                                       Aetna Life Insurance and Annuity
                                                       Company, March 1997 to December 1997.

                                                                                               NUMBER OF
                                            TERM OF                                          PORTFOLIOS IN
                                          OFFICE AND                                          FUND COMPLEX
NAME, ADDRESS AND     POSITION(S) HELD   LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY    OTHER BOARD MEMBERSHIPS
     AGE                  WITH FUND     TIME SERVED(1)          PAST 5 YEARS                  DIRECTOR         HELD BY DIRECTOR
-----------------     ----------------  -------------- ----------------------------------   -------------   -----------------------
THOMAS J. MCINERNEY(3)    Director     February 2001   Chief Executive Officer, ING U.S.                     Director, Hemisphere,
7337 E. Doubletree                     - Present       Financial Services (September 2001                    Inc. (May 2003 --
Ranch Rd.                                              -- Present); General Manager and                      Present); Trustee, ING
Scottsdale, Arizona                                    Chief Executive Officer, ING U.S.                     Investors Trust
85258                                                  Worksite Financial Services                           (February 2002 --
Date of Birth:                                         (December 2000 -- Present); Member,                   Present); Director,
05/05/1956                                             ING Americas Executive Committee                      Equitable Life
                                                       (2001 -- Present); President, Chief                   Insurance Co., Golden
                                                       Executive Officer and Director of                     American Life
                                                       Northern Life Insurance Company                       Insurance Co.,
                                                       (March 2001 -- October 2002), ING                     Life Insurance Company
                                                       Aeltus Holding Company, Inc. (2000                    of Georgia, Midwestern
                                                       -- Present), ING Retail Holding                       United Life Insurance
                                                       Company (1998 -- Present), ING Life                   Co., ReliaStar Life
                                                       Insurance and Annuity Company                         Insurance Co.,
                                                       (September 1997 -- November 2002)                     Security Life of
                                                       and ING Retirement Holdings, Inc.                     Denver, Security
                                                       (1997 -- Present).  Formerly,                         Connecticut Life
                                                       General Manager and Chief Executive                   Insurance Co.,
                                                       Officer, ING Worksite Division                        Southland Life
                                                       (December 2000 -- October 2001),                      Insurance Co., USG
                                                       President, ING-SCI, Inc. (August                      Annuity and Life
                                                       1997 -- December 2000); President,                    Company, and United
                                                       Aetna Financial Services (August                      Life and Annuity
                                                       1997 -- December 2000); Head of                       Insurance Co. Inc
                                                       National Accounts, Core Sales and                     (March 2001 --
                                                       Marketing, Aetna U.S. Healthcare                      Present); Trustee,
                                                       (April 1996 -- March 1997).                           Ameribest Life
                                                                                                             Insurance Co.,
                                                                                                             (2001-2003); Trustee,
                                                                                                             First Columbine Life
                                                                                                             Insurance Co.,
                                                                                                             (2001-2002); Member of
                                                                                                             the Board, National
                                                                                                             Commission on
                                                                                                             Retirement Policy,
                                                                                                             Governor's Council on
                                                                                                             Economic
                                                                                                             Competitiveness and
                                                                                                             Technology of
                                                                                                             Connecticut,
                                                                                                             Connecticut Business
                                                                                                             and Industry
                                                                                                             Association, Bushnell;
                                                                                                             Connecticut Forum;
                                                                                                             Metro Hartford Chamber
                                                                                                             of Commerce; and is
                                                                                                             Chairman, Concerned
                                                                                                             Citizens for Effective
                                                                                                             Government.

                                                                                               NUMBER OF
                                            TERM OF                                          PORTFOLIOS IN
                                          OFFICE AND                                          FUND COMPLEX
NAME, ADDRESS AND       POSITION(S) HELD   LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY   OTHER BOARD MEMBERSHIPS
     AGE                    WITH FUND     TIME SERVED(1)          PAST 5 YEARS                  DIRECTOR         HELD BY DIRECTOR
-----------------       ----------------  -------------- ----------------------------------   -------------   ----------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
ALBERT E. DEPRINCE, JR.   Director           June 1998 -     Director, Business and                                 None
3029 St. Johns Drive                         Present         Economic Research Center,
Murfreesboro, Tennessee                                      August 1999 to present, and
37129                                                        Professor of Economics and
Date of Birth:                                               Finance, Middle Tennessee
04/24/1941                                                   State University, August
                                                             1991 to present.

MARIA T. FIGHETTI         Director           April 1994 -    Associate Commissioner for                             None
325 Piermont Road                            Present         Contract Management, Health
Closter, New Jersey                                          Services, New York City
07624                                                        Department of Mental
Date of Birth:                                               Health, Mental Retardation
09/07/1943                                                   and Alcohol Services July
                                                             1973 to October 2002.

SIDNEY KOCH               Director           April 1994 -    Financial Adviser,                                     None
455 East 86th Street                         Present         self-employed, January 1993
New York, New York 10028                                     to present.
Date of Birth:
04/22/1935

CORINE T. NORGAARD        Director           June 1991 -     Dean of the Barney School                         Director, Mass Mutual
556 Wormwood Hill                            Present         of Business, University of                        Corporate Investors
Mansfield Center,                                            Hartford, August 1996 to                          (April 1997 --
Connecticut 06250                                            present.                                          Present)
Date of Birth:
06/20/1937

                                                                                               NUMBER OF
                                            TERM OF                                          PORTFOLIOS IN
                                          OFFICE AND                                          FUND COMPLEX
NAME, ADDRESS AND       POSITION(S) HELD   LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE    OVERSEEN BY   OTHER BOARD MEMBERSHIPS
     AGE                    WITH FUND     TIME SERVED(1)          PAST 5 YEARS                  DIRECTOR         HELD BY DIRECTOR
-----------------       ----------------  -------------- ----------------------------------   -------------  -----------------------
EDWARD T. O'DELL          Director           June 2002 -     Formerly, Partner/Chairman,                            None
7337 E. Doubletree                           Present         Financial Service Group,
Ranch Rd.                                                    Goodwin Procter LLP (June
Scottsdale, Arizona                                          1966 to September 2000);
85258                                                        Chairman, Committee I --
Date of Birth:                                               International Bar
11/26/1935                                                   Association (1995 to 1999).

JOSEPH E. OBERMEYER (4)   Director           January 2003    President, Obermeyer &                                 None
9909 NE 4th Avenue Rd.                       - Present       Associates, Inc. (November
Miami Shores, FL 33138                                       1999 to present) and Senior
Date of Birth:                                               Manager, Arthur Anderson,
10/24/1957                                                   LLP (1995 -- October 1999).


(1)      Directors serve until their successors are duly elected and qualified.
(2) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.
(3) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(4)      Mr. Obermeyer was elected to the Board on January 1, 2003.

OFFICERS

         Information about the ING Funds' officers are set forth in the table below:


                       POSITIONS HELD WITH THE  TERM OF OFFICE AND LENGTH OF
NAME, ADDRESS AND AGE  FUND                     TIME SERVED (1)(2)            PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
---------------------  -----------------------  ----------------------------  -------------------------------------------
JAMES M. HENNESSY      President, Chief         March 2002 -- Present         President and Chief Executive Officer, ING Capital
7337 E. Doubletree     Executive Officer and    (For the ING Funds)           Corporation, LLC, ING Funds Services, LLC, ING
Ranch Rd. Scottsdale,  Chief Operating Officer                                Advisors, Inc., ING Investments, LLC, Lexington Funds
Arizona 85258                                                                 Distributor, Inc., Express America T.C., Inc. and
Date of Birth:         President, Chief         February 2001 -- March 2002   EAMC Liquidation Corp. (December 2001 -- Present);
04/09/1949             Executive Officer and    (For the Pilgrim Funds)       Executive Vice President and Chief Operating Officer
                       Chief Operating Officer                                and ING Funds Distributor, LLC (June 2000 -- Present).
                                                                              Formerly, Executive Vice President and Chief Operating
                       Chief Operating Officer  June 2000 -- February 2001    Officer, ING Quantitative Management, Inc. (October
                                                (For the Pilgrim Funds)       2001 -- September 2002), Senior Executive Vice
                                                                              President (June 2000 -- December and Secretary (April
                                                                              1995 -- December 2000), ING Capital Corporation, LLC,
                                                                              ING Funds Services, LLC, ING Investments, LLC, ING
                                                                              Advisors, Inc., Express America T.C., Inc. and EAMC
                                                                              Liquidation Corp.; Executive Vice President, ING
                                                                              Capital Corporation, LLC and its affiliates (May 1998
                                                                              -- June 2000); and Senior Vice President, ING Capital
                                                                              Corporation, LLC and its affiliates (April 1995 --
                                                                              April 1998).


MICHAEL J. ROLAND      Executive Vice           March 2002 -- Present         Executive Vice President, Chief Financial Officer and
7337 E. Doubletree     President, Assistant     (For the ING Funds)           Treasurer, ING Funds Services, LLC, ING Funds
Ranch Rd. Scottsdale,  Secretary and Principal                                Distributor, LLC, ING Advisors, Inc., ING Investments,
Arizona 85258          Financial Officer                                      LLC, Inc., Lexington Funds Distributor, Inc., Express
Date of Birth:                                  June 1998 -- March 2002       America T.C., Inc. and EAMC Liquidation Corp.
05/30/1958             Senior Vice President    (For the Pilgrim Funds)       (December 2001 -- Present).  Formerly, Executive Vice
                       and Principal Financial                                President, Chief Financial Officer and Treasurer ING
                       Officer                  December 2002 -- Present      Quantitative Management (December 2001 -- September
                                                (For the IPI Funds)           2002), Senior Vice President, ING Funds Services, LLC,
                                                                              ING Investments, LLC Chief Financial Officer and ING
                                                                              Funds Distributor, LLC (June 1998 -- December 2001)
                                                                              and Chief Financial Officer of Endeavor Group (April
                                                                              1997 -- June 1998).

                       POSITIONS HELD WITH THE  TERM OF OFFICE AND LENGTH OF
NAME, ADDRESS AND AGE  FUND                     TIME SERVED (1)(2)            PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
---------------------  -----------------------  ----------------------------  -------------------------------------------
STANLEY D. VYNER       Executive Vice President  March 2002 -- Present        Executive Vice President, ING Advisors, Inc. and ING
7337 E. Doubletree                               (For the ING Funds)          Investments, LLC (July 2000 -- Present) and Chief
Ranch Rd.                                                                     Investment Officer of the International Portfolios,
Scottsdale, Arizona    Executive Vice President  July 1996 -- March 2002      ING Investments, LLC (July 1996 -- Present).
85258                                            (For the international       Formerly, President and Chief Executive Officer, ING
Date of Birth:                                   portfolios of Funds) LLC     Investments, the Pilgrim (August 1996 -- August 2000).
05/14/1950

ROBERT S. NAKA         Senior Vice President     March 2002 -- Present        Senior Vice President and Assistant Secretary, ING
7337 E. Doubletree     and Assistant Secretary   (For the ING Funds)          Funds Services, LLC, ING Funds Distributor, LLC, ING
Ranch Rd.                                                                     Advisors, Inc., ING Capital Corporation, LLC, ING
Scottsdale, Arizona    Senior Vice President     November 1999 -- March 2002  Investments, LLC (October 2001 -- Present) and
85258                  and Assistant Secretary   (For the Pilgrim Funds)      Lexington Funds Distributor, Inc. (December 2001 --
Date of Birth:                                                                Present).  Formerly, Senior Vice President and
06/17/1963             Assistant Secretary       July 1996 -- November 1999   Assistant Secretary, ING Quantitative Management,
                                                 (For the Pilgrim Funds)      Inc. (October 2001 -- September 2002), Vice
                                                                              President, ING Investments, LLC (April 1997 --
                                                                              October 1999), ING Funds Services, LLC (February 1997
                                                                              -- August 1999) and Assistant Vice President, ING
                                                                              Funds Services, LLC (August 1995 -- February 1997).


KIMBERLY A. ANDERSON   Vice President and        March 2002 -- Present        Vice President and Secretary, ING Funds Services,
7337 E. Doubletree     Secretary                 (For the ING Funds)          LLC, ING Funds Distributor, LLC, ING Advisors, Inc.,
Ranch Rd.                                                                     ING Investments, LLC (October 2001 -- Present) and
Scottsdale, Arizona                               February 2001 -- March 2002 Lexington Funds Distributor, Inc. (December 2001 --
85258                                             (For the Pilgrim Funds)     Present). Formerly, Vice President, ING Quantitative
Date of Birth:                                                                Management, Inc. (October 2001 -- September 2002);
07/25/1964                                                                    Assistant Vice President, ING Funds Services, LLC
                                                                              (November 1999 -- January 2001) and has held various
                                                                              other positions with ING Funds Services, LLC for more
                                                                              than the last five years.

                       POSITIONS HELD WITH THE  TERM OF OFFICE AND LENGTH OF
NAME, ADDRESS AND AGE  FUND                     TIME SERVED (1)(2)            PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
---------------------  -----------------------  ----------------------------  ------------------------------------------------------
ROBYN L. ICHILOV       Vice President and       March 2002 -- Present         Vice President, ING Funds Services, LLC (October 2001
7337 E. Doubletree     Treasurer                (For the ING Funds)           -- Present) and ING Investments, LLC (August 1997 --
Ranch Rd.                                                                      Present); Accounting Manager, ING Investments, LLC
Scottsdale, Arizona    Vice President and       May 1998 -- March 2002        (November 1995 -- Present).
85258                  Treasurer                (For the Pilgrim Funds)
Date of Birth:
09/25/1967                                      November 1997 -- May 1998
                                                (For the Pilgrim Funds)
                       Vice President

LAUREN D. BENSINGER    Vice President           March 2003 -- Present         Vice President and Chief Compliance Officer, ING
7337 E. Doubletree                              (For the ING Funds)           Funds Distributor, LLC. (July 1995 -- Present); Vice
Ranch Rd.                                                                     President (February 1996 - Present) and Chief
Scottsdale, Arizona                                                           Compliance Officer (October 2001 -- Present) ING
85258                                                                         Investments, LLC; Vice President and Chief Compliance
Date of Birth:                                                                Officer, ING Advisors, Inc. (July 2000 -- Present),
02/06/1954                                                                    Vice President and Chief Compliance Officer, ING
                                                                              Quantitative Management, Inc. (July 2000 -- September
                                                                              2002), and Vice President, ING Fund Services, LLC
                                                                              (July 1995 -- Present).

MARIA M. ANDERSON      Assistant Vice President April 2002 -- Present         Assistant Vice President, ING Funds Services, LLC
7337 E. Doubletree                              (For certain ING Funds)       (October 2001 -- Present).  Formerly, Manager of Fund
Ranch Rd.                                                                     Accounting and Fund Compliance, ING Investments, LLC
Scottsdale, Arizona                             March 2002 -- April 2002      (September 1999 -- November 2001); Section Manager of
85258                                           (For certain ING Funds)       Fund Accounting, Stein Roe Mutual Funds (July 1998 --
Date of Birth:                                                                August 1999); and Financial Reporting Analyst, Stein
05/29/1958                                      August 2001 -- March 2002     Roe Mutual Funds (August 1997 -- July 1998).
                                                (For the Pilgrim Funds)
TODD MODIC             Assistant Vice President April 2002 -- Present         Director of Financial Reporting, ING Investments, LLC
7337 E. Doubletree                              (For certain ING Funds)       (March 2001 -- Present).  Formerly, Director of
Ranch Rd.                                                                     Financial Reporting, Axient Communications, Inc. (May
Scottsdale, Arizona                             March 2002 -- Present         2000 -- January 2001) and Director of Finance,
85258                                           (For certain ING Funds)       Rural/Metro Corporation (March 1995 -- May 2000).
Date of Birth:
11/03/1967
                                                August 2001 -- March 2002
                                                (For the Pilgrim Funds)

                       POSITIONS HELD WITH THE  TERM OF OFFICE AND LENGTH OF
NAME, ADDRESS AND AGE  FUND                     TIME SERVED (1)(2)            PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
---------------------  -----------------------  ----------------------------  -------------------------------------------
SUE KINENS             Assistant Vice           March 2003 -- Present         Assistant Vice President and Assistant Secretary, ING
7337 E. Doubletree     President and Assistant  (For the ING Funds)           Funds Services, LLC (December 2002 -- Present); and
Ranch Rd.              Secretary                                              has held various other positions with ING Funds
Scottsdale, Arizona                                                           Services, LLC for the last five years.
85258
Date of Birth:
12/31/1976


(1) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."
(2) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the ING fund complex and the name of the fund complex name changed to "ING Funds."
(3) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 -- name changed from ING          ING Funds Services, LLC (March 2002 -- name changed from
    Pilgrim Investments, LLC)                                        ING Pilgrim Group, LLC)
 ING Mutual Funds Management Co., LLC (April 2001 -- merged        ING Pilgrim Group, Inc. (February 2001 -- merged into
    into ING Pilgrim Investments, LLC)                                 Pilgrim Group LLC)
 ING Pilgrim Investments, Inc. (February 2001 -- merged into       ING Pilgrim Group, LLC (February 2001 -- formed)
 ING Pilgrim Investments, LLC)                                     ING Pilgrim Group, Inc. (September 2000 -- name changed
 ING Pilgrim Investments, LLC (February 2001 -- formed)               from Pilgrim Group, Inc.)
 ING Pilgrim Investments, Inc. (September 2000 -- name             Lexington Global Asset Managers, Inc. (July 2000 -- merged
    changed from Pilgrim Investments, Inc.)                            into Pilgrim Group, Inc.)
 Pilgrim Advisors, Inc.** (April 2000 -- merged into Pilgrim       Northstar Administrators, Inc. (November 1999 -- merged
    Investments, Inc.)                                                 into Pilgrim Group, Inc.)
 Pilgrim Investments, Inc. (October 1998 -- name changed from      Pilgrim Group, Inc. (October 1998 -- name changed
    Pilgrim America Investments, Inc.)                                 from Pilgrim American Group, Inc.)
 Pilgrim America Investments, Inc. (April 1995 -- name             Pilgrim America Group, Inc. (April 1995 -- name changed
    changed from Newco Advisory Corporation)                           from Newco Holdings Management Corporation)
 Newco Advisory Corporation (December 1994 -- incorporated)        Newco Holdings Management Corporation (December 1994 --
                                                                       incorporated)

  **Pilgrim Advisors, Inc. (November 1999 -- name changed from     ING Pilgrim Capital Corporation (September 2000 -- name
    Northstar Investment Management Corporation)                       changed from Pilgrim Capital Corporation)
                                                                   Pilgrim Capital Corporation (February 2000 -- name changed
ING Funds Distributor, LLC. (October 2002)                             from Pilgrim Holdings Corporation)
 ING Capital Corporation, LLC (March 2002 -- name changed          Pilgrim Holdings Corporation (October 1999 -- name changed
 ING Funds Distributor, Inc. (October 2002 -- merged into ING          from Northstar Holdings, Inc.)
   from ING Pilgrim Capital Corporation, LLC) Funds Distributor,   Northstar Holdings, Inc. (October 1999 -- merged into
   LLC)                                                                Pilgrim Capital Corporation)
 ING Pilgrim Capital Corporation (February 2001 --                  Pilgrim Capital Corporation (June 1999 -- name changed
   merged ING Funds Distributor, LLC (October 2002 -- formed)          from Pilgrim America Capital Corporation)
   into ING Pilgrim Capital Corporation, LLC) ING Pilgrim           Pilgrim Capital Corporation (June 1999 -- merged into
   Securities, Inc. (September 2000 -- name ING Pilgrim Capital        Pilgrim America Capital Corporation)
   Corporation, LLC (February 2001 -- formed)                       Pilgrim America Capital Corporation (April 1997 --
   changed from Pilgrim Securities, Inc.)                              incorporated)
 Northstar Distributors Inc. (November 1999 -- merged into
    Pilgrim Securities, Inc.)
 Pilgrim Securities, Inc.  (October 1998 -- name changed from
    Pilgrim America Securities, Inc.)
 Pilgrim America Securities, Inc. (April 1995 -- name changed from Newco Distributors Corporation)
 Newco Distributors Corporation (December 1994 --incorporated)



 ING Advisors, Inc. (March 2002 -- name changed from ING           ING Quantitative Management, Inc. (September 2002 --
    Pilgrim Advisors, Inc.)                                            Dissolved)
  ING Pilgrim Advisors, Inc. (March 2001 -- name changed from      ING Quantitative Management, Inc. (March 2002 -- name
    ING Lexington Management Corporation)                              changed from ING Pilgrim Quantitative Management, Inc.)
  ING Lexington Management Corporation (October 2000 -- name       ING Pilgrim Quantitative Management, Inc. (March 2001 --
    changed from Lexington Management Corporation)                     name changed from Market Systems Research Advisors)
 Lexington Management Corporation (December 1996 --                Market Systems Research Advisors, Inc. (November 1986 --
    incorporated)                                                      incorporated)

BOARD OF DIRECTORS

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees


The Board has an Audit Committee whose function is to meet with the independent auditors of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, , Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the calendar year ended December 31, 2002.



The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. DePrince currently serves as Chairman and Mr. Koch currently serves as Vice Chairman of the Committee. The Contract Committee held two (2) meetings during the calendar year ended December 31, 2002.



The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held four (4) meetings during the calendar year ended December 31, 2002.



The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held fifteen (15) meetings during the calendar year ended December 31, 2002.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.


                                        DOLLAR RANGE OF EQUITY SECURITIES IN SERIES OF THE COMPANY            AGGREGATE DOLLAR RANGE
                                                    (INCLUDING SERIES OTHER THAN THE FUNDS)                  OF EQUITY SECURITIES IN
                                                            AS OF DECEMBER 31, 2002                               ALL REGISTERED
                                                                                                               INVESTMENT COMPANIES
                      -------------------------------------------------------------------------------------- OVERSEEN BY DIRECTOR IN
                                                            Index Plus                                Money   FAMILY OF INVESTMENT
                                  Small Company Technology   LargeCap     Index Plus    Index Plus    Market         COMPANIES
NAME OF DIRECTOR      Growth Fund     Fund         Fund        Fund       MidCap Fund  SmallCap Fund  Fund
--------------------- ----------- ------------- ----------  ----------    -----------  -------------  ------ ----------------------
INDEPENDENT DIRECTORS
Albert E. DePrince,       None       $10,001 -      None     $50,001 -     $10,001 -     $10,001 -     None       Over $100,000 (*)
Jr.                                  $50,000(*)              $100,000 (*)  $50,000(*)    $50,000(*)
Maria T. Fighetti         None         None         None     $50,001 -       None          None        None           $50,001 -
                                                             $100,000 (*)                                            $100,000 (*)
David L. Grove(1)         None         None         None       Over          None          None        None       Over $100,000 (*)
                                                             $100,000 (*)
Sidney Koch               None         None         None     $1 - $10,000    None          None        None        $1 - $10,000
Edward T. O'Dell(2)       None         None         None       None        $10,001 -     $10,001 -     None          $50,001 -
                                                                           $50,000(*)    $50,000(*)                 $100,000(*)
Corine T. Norgaard        None         None         None       None          None          None        None             None

DIRECTORS WHO ARE "INTERESTED PERSONS"
J. Scott Fox         Over $100,000  Over $100,000  $10,001 -  $10,001         None          None        None         Over $100,000
                                                   $50,000    -$50,000
Thomas McInerney     $1 - $10,000    $10,001 -       None     $50,001 -       None          None        None      $50,001 - $100,000
                                     $50,000                  $100,000

    (*)  Held in a deferred compensation account.

(1)  David L.Grove retired from the Board effective [______, 2003].
(2)  Edward T. O'Dell became a Director  on June 1, 2002.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                             NAME OF OWNERS
     NAME OF DIRECTOR       AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
                               TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
----------------------      ----------------       -------         --------------       ----------     -------------
Albert E. DePrince, Jr.            N/A               N/A                N/A                 $0              N/A
Maria T. Fighetti                  N/A               N/A                N/A                 $0              N/A
David L. Grove(1)                  N/A               N/A                N/A                 $0              N/A
Sidney Koch                        N/A               N/A                N/A                 $0              N/A
Corine T. Norgaard                 N/A               N/A                N/A                 $0              N/A
Edward T. O'Dell(2)                N/A               N/A                N/A                 $0              N/A
Jospeh Obermeyer(3)                N/A               N/A                N/A                 $0              N/A

(1)      David L. Grove retired from the Board effective [______, 2003].
(2)      Edward T. O'Dell became a Director on June 1, 2002.
(3)      Joseph Obermeyer became a Director on January 1, 2003.


COMPENSATION OF DIRECTORS

         During the fiscal year of the Funds ended March 31, 2003, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended March 31, 2003, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.


                               COMPENSATION TABLE

                                                                           PENSION OR
                                                                           RETIREMENT
               NAME OF PERSON                                           BENEFITS ACCRUED    TOTAL COMPENSATION FROM
                  POSITION                    AGGREGATE COMPENSATION    AS PART OF FUND      THE COMPANY AND FUND
                                                 FROM THE COMPANY           EXPENSES       COMPLEX PAID TO DIRECTORS
-------------------------------------         ----------------------    ----------------   -------------------------
Albert E. DePrince, Jr.*                              $[___]                  N/A                   $[___]
Director, Chairman Contract Committee
Maria T. Fighetti*                                     [___]                  N/A                    [___]
Director, Chairman Audit Committee**
David L. Grove(1)                                      [___]                  N/A                    [___]
Director
Sidney Koch                                            [___]                  N/A                    [___]
Director
Corine Norgaard                                        [___]                  N/A                    [___]
Director, Chairman Nominating Committee
Richard G. Scheide ***                                [____]                  N/A                   [____]
Director
Edward T. O'Dell*(2)                                  [____]                  N/A                   [____]
Director

   (1)   David L. Grove retired from the Board effective [_____, 2003].
   (2)   Edward T. O'Dell  became a Director  on June 1, 2002.

     * During the year ended December 31, 2002, Ms. Fighetti, Mr. O'Dell and Dr. DePrince deferred $26,500, $78,500 and $60,000, respectively, of their compensation from the Fund Complex. Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.
    ** Ms. Fighetti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001
   *** Mr. Scheide retired as Director effective May 31, 2002.

         The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.



                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


         Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Below is a list of entities that have a controlling interest in the Class O shares of the Fund as of July __, 2003:


                                                                 CLASS AND TYPE OF      PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                       OWNERSHIP           OF CLASS          FUND
-------------------                    -------                   -----------------      ----------    -------------
ING Bond Fund

ING Government Fund


         As of July ___, 2003, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:


                                                                 CLASS AND TYPE OF      PERCENTAGE    PERCENTAGE OF
         FUND                          ADDRESS                       OWNERSHIP           OF CLASS          FUND
----------------------- -------------------------------------- ----------------------- -------------- ---------------

ING Aeltus Money
Market Fund

ING Bond Fund

ING Government Fund




     As of July ___, 2003, officers and Directors of the Company owned less than 1% of the outstanding Class O shares of any of the Funds.



                         INVESTMENT ADVISORY AGREEMENTS


     The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another other investment adviser, Aeltus Investment Management, Inc. ("Aeltus" or the "Sub-Adviser") as Sub-Adviser to all the Funds. The Investment Adviser and Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

     On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, Aeltus served as investment adviser to all the Funds.


     The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities Aeltus. The Investment Adviser oversees the investment management of Aeltus for the Funds.

     The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

     After an initial term through December 31, 2002, the Investment Management Agreement and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

     In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreements. In approving the Investment Management Agreement through December 31, 2003, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds;
(4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services.

     In approving the Sub-Advisory Agreements through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by Aeltus; (3) the reasonableness of the compensation paid to Aeltus under the Sub-Advisory Agreements, including the advisory fee retained by ING Investments for its services to sub-advised Funds;
(4) the profitability to Aeltus of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of Aeltus; and (6) the brokerage and trading activities of Aeltus in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by Aeltus, including research generated by Aeltus and soft dollar research. The Board also reviewed information provided by Aeltus relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In the context of reviewing the Sub-Advisory Agreements with Aeltus, the Board met with senior management and reviewed absolute and relative performance of the Funds. The Board also considered the compensation structure within Aeltus and its ability to attract and retain high quality investment professionals.

     In reviewing the terms of the Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreements are in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreements.

     Each Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


     As of ____, 2003, the Investment Adviser had assets under management of over $__ billion.


     The Investment Adviser bears the expense of providing its services and pays the fees of Aeltus. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES


          FUND                  ADVISORY FEE                  ASSETS
          ----                  ------------                  ------
Bond                               0.500%              On first $250 million
                                   0.475%              On next $250 million
                                   0.450%              On next $250 million
                                   0.425%              On next $1.25 billion
                                   0.400%                 Over $2 billion

ING Government                     0.500%              On first $250 million
                                   0.475%              On next $250 million
                                   0.450%              On next $250 million
                                   0.425%              On next $1.25 billion
                                   0.400%                 Over $2 billion



Money Market                       0.400%              On first $500 million
                                   0.350%              On next $500 million
                                   0.340%               On next $1 billion
                                   0.330%               On next $1 billion
                                   0.300%                 Over $3 billion
















For the year ended March 31, 2003, investment advisory fees paid to ING Investments were as follows:




             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------


Bond
ING Government
Money Market



For the period March 1, 2002 through March 31, 2002, investment advisory fees paid to ING Investments were as follows:



             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Bond                                         $39,114                    $6,611                        $32,503
ING Government                               $18,397                    $6,631                        $11,766
Money Market                                $144,914                        $0                       $144,914



For the period November 1, 2001 through February 28, 2002 and the years ended October 31, 2001 and October 31, 2000 investment advisory fees were paid to Aeltus (investment adviser to the Funds prior to March 1, 2002) were as follows:









Period November 1, 2001 through February 28, 2002 *
--------------------------------------------------


             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER             NET ADVISORY FEES PAID
             ----               ------------------------------          ------             ----------------------
Bond                                  $145,440                      $25,878                  $119,562
ING Government                        $73,985                       $26,680                  $47,305
Money Market                          $583,299                        $0                     $583,299



* The Funds changed their fiscal year ends from October 31st to March 31st.

Year Ended October 31, 2001
---------------------------

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER            NET ADVISORY FEES PAID
             ----               ------------------------------          ------            ----------------------
Bond                                        $358,209                      $49,899                 $308,310
ING Government                              $169,511                      $84,134                  $85,377
Money Market                              $1,845,335                           $0               $1,845,335

Year Ended October 31, 2000

             FUND               TOTAL INVESTMENT ADVISORY FEES          WAIVER            NET ADVISORY FEES PAID
             ----               ------------------------------          ------            ----------------------
Bond                                       $241,025                     $42,932                  $198,093
ING Government                             $101,137                     $54,409                   $46,728
Money Market                              $1,808,423                   $236,100                 $1,572,323





                          EXPENSE LIMITATION AGREEMENTS

     The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which ING has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed:


FUND                                   EXPENSE LIMIT
----                                   -------------
Bond                                        1.00
Government                                  0.95


     Each Fund set forth above may at a later date reimburse ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by that Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING.

FUND                                   TERMINATION DATE
----                                   ----------------
Bond                                        March 31,  2004
Government                                  March 31,  2004




                             SUB-ADVISORY AGREEMENTS


     The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of the Fund's Board of Directors, may select and employ a Sub-Adviser for the Fund, and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of Aeltus to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to Aeltus, executive salaries and expenses of the Directors and officers of a Fund who are employees of the Investment Adviser or its affiliates and office rent of a Fund. Aeltus pay all of its expenses arising from the performance of their obligations under the Sub-Advisory Agreements.


     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect through December 31, 2002 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.


     Pursuant to the Sub-Advisory Agreements between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to the Funds. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Funds, manages the Funds' portfolio investments consistently with the Funds' investment objectives, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Groep N.V.

     For the following Funds, as compensation to Aeltus for its services, the Investment Adviser pays Aeltus a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:




           FUND              SUB-ADVISORY FEE *            ASSETS
           ----              ------------------            ------

Bond                               0.225%           On first $250 million
                                   0.214%           On next $250 million
                                   0.203%           On next $250 million
                                   0.191%           On next $1.25 billion
                                   0.180%              Over $2 billion

ING Government                     0.225%           On first $250 million
                                   0.214%           On next $250 million
                                   0.203%           On next $250 million
                                   0.191%           On next $1.25 billion
                                   0.180%              Over $2 billion


Money Market                       0.180%           On first $500 million
                                   0.158%           On next $500 million
                                   0.153%            On next $1 billion
                                   0.149%            On next $1 billion
                                   0.135%              Over $3 billion














     For the year ended March 31, 2003, ING paid Aeltus, in its capacity of Sub-Adviser, the sub-advisory fees of $ [_____] (Bond), $ [_____] (Government) and $ [_____] (Money Market).




     For the period March 1, 2002 through March 31, 2002, ING paid Aeltus, in its capacity of Sub-Adviser, sub-advisory fees of $17,602 (Bond), $8,279 (Government) and $65,211 (Money Market).







                        ADMINISTRATIVE SERVICES AGREEMENT

     ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.


     Prior to April 1, 2002, Aeltus provided administrative services to the Funds pursuant to administrative agreements. The services provided by Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

     For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Funds are as follows:













     For the period April 1, 2002 through March 31, 2003:




                                       TOTAL ADMINISTRATIVE                                 NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE           ADMINISTRATOR WAIVER                FEES PAID
           ------------                --------------------       --------------------      ---------------------------

Bond
Government
Money Market


     For the period November 1, 2001 through March 31, 2002:


                                       TOTAL ADMINISTRATIVE                                 NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE           ADMINISTRATOR WAIVER                FEES PAID
           ------------                --------------------       --------------------      ---------------------------
Bond                                           $36,911                  $0                         $36,911
Government                                     $18,476                  $0                         $18,476
Money Market                                  $182,053                  $0                        $182,053



    For the fiscal years ended October 31, 2001 and 2000, administrative services fees paid to Aeltus (in its capacity as the former administrator to the Funds ) were as follows:


Year Ended October 31, 2001


                                       TOTAL ADMINISTRATIVE                                 NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE           ADMINISTRATOR WAIVER                FEES PAID
           ------------                --------------------       --------------------      ---------------------------
Bond                                           $71,642                  $0                         $71,642
Government                                     $33,902                  $0                         $33,902
Money Market                                  $461,334                  $0                        $461,334


Year Ended October 31, 2000


                                       TOTAL ADMINISTRATIVE                                 NET ADMINISTRATIVE SERVICES
           COMPANY NAME                    SERVICES FEE           ADMINISTRATOR WAIVER                FEES PAID
           ------------                --------------------       --------------------      ---------------------------
Bond                                           $48,205                  $0                         $48,205
Government                                     $20,227                  $0                         $20,227
Money Market                                  $451,856                  $0                        $451,856












                                    CUSTODIAN


     Beginning June 1, 2003, Bank of New York, One Wall Street, New York, New York, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

     DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

     Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.


                              INDEPENDENT AUDITORS



     PricewaterhouseCoopers ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202-4870, serves as independent accountant to the Funds for the fiscal year ended 2003. PwC provides audit and tax services. For periods ending on or prior to March 31, 2002, KPMG LLP, 99 High Street, Boston, Massachusetts 02110 served as independent auditors to the Funds.



                              PRINCIPAL UNDERWRITER


     Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Fund and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, Aeltus Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.




For the year ended March 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:





                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
Bond
ING Government
Money Market


















For the period January 1, 2002 through March 31, 2002, fees were paid to ING Funds Distributor, LLC as follows:



                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond                                                            $35,904
               ING Government                                                  $17,722
               Money Market                                                     $4,449

         For the period November 1, 2001 through December 31, 2001 and the years ended October 31, 2001 and 2000 Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:

November 1, 2001 through December 31, 2001



                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond                                                          $23,936
               Government                                                    $12,986
               Money Market                                                  $ 2,128



Year Ended October 31, 2001


                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond                                                             $97,266
               Government                                                       $52,391
               Money Market                                                     $ 9,589


Year Ended October 31, 2000


                            COMPANY NAME                             TOTAL UNDERWRITING FEES
                            ------------                             -----------------------
               Bond                                                             $46,968
               Government                                                       $26,146
               Money Market                                                     $ 1,620






               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS


     Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class O Shareholder Services Plan, ING Funds Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by ING Funds Distributor to compensate ING DIRECT Securities Inc. for servicing and maintaining shareholder accounts. ING Funds Distributor or its affiliates may make payments to ING DIRECT Securities, Inc. in an amount up to 0.15% of the total Fund assets held in customer accounts that designate such firm as the selling broker-dealer. The value of a shareholder's investment will be unaffected by these payments.

     ING Funds Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

     The Shareholder Services Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

     In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by ING Funds Distributor, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs.

     The Investment Adviser, Aeltus or their respective affiliates may make payments to securities dealers that enter into agreements providing ING Funds Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) ad the selling broker-dealer.

         Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended March 31, 2003 were as follows:



       DISTRIBUTION EXPENSES            CLASS O
       ---------------------            -------

                Bond
                ----
Advertising                               $
Printing                                  $
Salaries & Commissions                    $
Broker Servicing                          $
Miscellaneous                             $
Total                                     $

           ING Government
           --------------
Advertising                               $
Printing                                  $
Salaries & Commissions                    $
Broker Servicing                          $
Miscellaneous                             $

            Money Market
            ------------
Advertising                               $
Printing                                  $
Salaries & Commissions                    $
Broker Servicing                          $
Miscellaneous                             $
Total                                     $





                        PURCHASE AND REDEMPTION OF SHARES

     Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

     Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

     Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

     A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

     The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.



                    BROKERAGE ALLOCATION AND TRADING POLICIES


     Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.


     Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Funds.

     Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. The judgment of Aeltus as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Funds.

     Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. Aeltus normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:


For the period April 1, 2002 through March 31, 2003:






FUND                                           COMMISSION
----                                           ----------
Bond                                              $[_]
ING Government                                    $[_]
Money Market                                      $[_]














For the period November 1, 2001 through March 31, 2002:



FUND                                           COMMISSION
-----                                          ----------
Bond                                              $0
ING Government                                    $0
Money Market                                      $0


For the following fiscal years:


         FUND NAME            FOR YEAR ENDED OCTOBER 31, 2001    FOR YEAR ENDED OCTOBER 31, 2000     FOR YEAR ENDED OCTOBER 31, 1999
         ---------            -------------------------------    -------------------------------     -------------------------------
Bond                                          $3,132                              $3,575                              $  275
ING Government                                $  284                              $  295                              $3,615
Money Market                                  $    0                              $    0                              $    0






For the period November 1, 2001 to March 31, 2002, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

FUND                                                                  COMMISSION PAID ON TOTAL TRANSACTIONS
-----                                                                 -------------------------------------
Bond                                                                                      $0
ING Government                                                                            $0
Money Market                                                                              $0

For the fiscal year ended October 31, 2001:

FUND                                                                  COMMISSIONS PAID ON TOTAL TRANSACTIONS
-----                                                                 --------------------------------------
Bond                                                                                       $0
ING Government                                                                             $0
Money Market                                                                               $0

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.


                                 CODE OF ETHICS


     The Funds, the Investment Adviser and ING Funds Distributor, LLC have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. Aeltus has adopted its own Code of Ethics to govern the personal trading activities of its personnel.



                             PROXY VOTING PROCEDURES


     [Disclosure with respect to the manner in which the Funds vote proxies relating to portfolio securities to be filed by amendment.]


                        SHAREHOLDER ACCOUNTS AND SERVICES


Systematic Investment

     The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

         The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

         Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

         The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Check writing Service

         Check writing is available with Class O shares of Money Market Fund. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the check writing service by indicating your election on the application or by calling 1-866-BUY-FUND (866-289-3863). All notices with respect to checks must be given to the transfer agent.

Cross Investing

         Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

         Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in another Fund.

         Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

SIGNATURE GUARANTEE

         A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

         A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.


                                 NET ASSET VALUE

         The NAV per share is computed by dividing Class O's pro-rata share of a Fund's net assets less any liabilities specifically attributable to Class O by the total number of shares outstanding for Class O. A Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

         Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

         Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.


         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

         If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Distributions

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Original Issue Discount

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Foreign Currency Transactions

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

         Foreign Withholding Taxes

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Options and Hedging Transactions

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

         Short Sales Against the Box

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.


         Other Investment Companies

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Sale or Other Disposition of Shares

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         [In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.]

         Backup Withholding

         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Other Taxes

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURN


         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)(n) = ERV

Where:   P      = a hypothetical initial payment of $1,000,
         T      = the average annual total return,
         n      = the number of years, and
         ERV    = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION


         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(D)
Where:   P        = a hypothetical initial payment of $1,000,
         T        = the average annual total return (after taxes on
                    distributions),
         n        = the number of years, and
         ATV(D)   = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION


         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ATV(DR)
Where:    P        = a hypothetical initial payment of $1,000,
          T        = the average annual total return (after taxes on
                     distributions),
          n        = the number of years, and
          ATV(DR)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

MONEY MARKET YIELD


         Current yield for the Money Market will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

30-DAY YIELD FOR CERTAIN NON-MONEY MARKET FUNDS


         Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield= 2[(a-b/cd + 1)(6)-1]

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. [Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges.] Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         For purposes of this calculation, it is assumed that each month contains 30 days.

         Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income, which at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

DIVIDEND YIELD


         Bond and Government may quote a "dividend yield" for Class O shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

         To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

The dividend yields for the 30-day dividend period ended March 31, 2003 were as follows:


                                            FUND                CLASS O (NAV)
                                            ----                -------------

                                Bond                            %


         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income.

ADDITIONAL PERFORMANCE QUOTATIONS


         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge, if any, but may also show total return without giving effect to that charge. Total returns and yields are based on past results and are not necessarily a prediction of future performance.


                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield.

         Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Technology Fund, Bond Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund and Index Plus Small Cap Fund offer Class O shares to the public.

Total Return Quotations as of March 31, 2003:

FUND NAME                                 1 YEAR                 5 YEARS            SINCE INCEPTION     Inception Date*
---------                                 ------                 -------            ---------------     ---------------

Bond
  Class O
  Class O (after taxes on
  distributions)
  Class O (after taxes on
  distributions and sale of fund
  shares)

------------------
* The inception dates above represent the commencement of operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.




                              FINANCIAL STATEMENTS


         The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the periods ended March 31, 2003 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                       STATEMENT OF ADDITIONAL INFORMATION

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180


                                 AUGUST 1, 2003


                              ING SERIES FUND, INC
                             Brokerage Cash Reserves


Brokerage Cash Reserves (Fund) is a series of Aetna Series Fund, Inc. (Company). This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Fund's current Prospectus dated August 1, 2003. Capitalized terms not defined herein are used as defined in the Prospectus.


The Fund's Financial Statements and the independent auditors' report thereon, included in the Company's Annual Report, are incorporated herein by reference in this SAI. A free copy of the Company's Annual Report and the Prospectus is available upon request by writing to: 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, or by calling 1-800-992-0180.


                                TABLE OF CONTENTS

TABLE OF CONTENTS....................................................................................................2
GENERAL INFORMATION..................................................................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES......................................................................4
INVESTMENT TECHNIQUES AND RISK FACTORS...............................................................................6
DIRECTORS AND OFFICERS..............................................................................................19
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..........................................................................31
THE INVESTMENT ADVISORY AGREEMENT...................................................................................31
EXPENSE LIMITATION AGREEMENTS.......................................................................................34
SUB-ADVISORY AGREEMENT..............................................................................................35
ADMINISTRATIVE SERVICES AGREEMENT...................................................................................36
CUSTODIAN...........................................................................................................37
TRANSFER AGENT......................................................................................................37
INDEPENDENT ACCOUNTANTS.............................................................................................37
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.................................................................38
PURCHASE AND REDEMPTION OF SHARES...................................................................................39
BROKERAGE ALLOCATION AND TRADING POLICIES...........................................................................41
SHAREHOLDER ACCOUNTS AND SERVICES...................................................................................42
NET ASSET VALUE.....................................................................................................42
TAX STATUS..........................................................................................................42
PERFORMANCE INFORMATION.............................................................................................45
FINANCIAL STATEMENTS................................................................................................47


                               GENERAL INFORMATION


On March 1, 2002, the name of the Company changed from Aetna Series Fund, Inc. to ING Series Fund, Inc.

INCORPORATION - The Company was incorporated under the laws of Maryland on June 17, 1991.

SERIES - The Company currently offers multiple series. Brokerage Cash Reserves is the only series offered through this SAI and the corresponding Prospectus.

CAPITAL STOCK - Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders of the Company have voting rights on all matters except matters affecting only the interests of one series. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Fund's Articles of Incorporation may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders.

SHAREHOLDER MEETINGS - The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 ACT CLASSIFICATION - The Company is an open-end management investment company, as that term is defined under the 1940 Act. The Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 under the 1940 Act is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objective and certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. This means the lesser of (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares of the Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

(1) with respect to 75% of the value of the Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; and (iii) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities;

(7) borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; and (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions;

(2) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund may only purchase foreign securities or obligations that are U.S. dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to
         Section 4(2) of, the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the Sub-Adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Standard & Poor's Corporation.

The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet the conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, the Fund may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.


                     INVESTMENT TECHNIQUES AND RISK FACTORS



ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These securities may be subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.


ZERO COUPON SECURITIES

The Fund may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Zero coupon securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.


REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested even though the maturity of the underlying instruments may exceed the 397-day maturity limitation of the Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.


CORPORATE DEBT SECURITIES



Corporate debt securities in which the Fund may invest include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.



VARIABLE RATE DEMAND AND FLOATING RATE INSTRUMENTS

The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund will invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.


GOVERNMENT INVESTMENT CONTRACTS



The Fund may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.



FOREIGN SECURITIES

The Fund may invest in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse foreign political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. In addition, the Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.


INTERNATIONAL DEBT SECURITIES



International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.



In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.



Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S.

issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.




Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.




SOVEREIGN DEBT SECURITIES




Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.




MORTGAGE RELATED SECURITIES




The Fund may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities that are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


ADJUSTABLE RATE MORTGAGE SECURITIES



The Fund may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.



The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

RISKS OF MORTGAGE RELATED INVESTMENT


Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.




SHORT-TERM INVESTMENTS



The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.



The Fund's holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that The Fund may acquire.


For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.


In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.



SAVINGS ASSOCIATION OBLIGATIONS



The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.



COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS




The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.



Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.



UNITED STATES GOVERNMENT SECURITIES



Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.




STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES)

The Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.


BANKING INDUSTRY OBLIGATIONS




The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.



The Fund's holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.



In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.



WARRANTS

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).



RESTRICTED AND ILLIQUID SECURITIES



The Fund may invest in a restricted security or an illiquid security if the Investment Adviser or Aeltus believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or Aeltus might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.



Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.



Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.




BORROWING



The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund does not intend to borrow. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.



LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Fund and are collateralized by cash, securities or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan.



The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS



The Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.



In order to enhance portfolio returns and manage prepayment risks the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.




WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS



In order to secure prices or yields deemed advantageous at the time the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund may also enter into forward commitments. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.



When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.



SUPRANATIONAL AGENCIES

The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the

Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.


OTHER INVESTMENT COMPANIES



Subject to any limitations under the Investment Company Act of 1940 (the "1940 Act") and consistent with its investment strategies, the Fund may invest in other investment companies. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, investors indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. .



[For purposes of this investment strategy, other investment companies may include Exchange Traded Funds, or "ETFs". ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.]


CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond gives the holder the option of converting these securities into common stock.


By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing in high-quality debt instruments. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.



The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchase such securities for their equity characteristics.



EURODOLLAR/YANKEE DOLLAR INSTRUMENTS



The Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.



MATURITY POLICIES

The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, all investments in the Fund's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                             MANAGEMENT OF THE FUND

Set forth in the table below is information about each Director of the Company

                                                                                                NUMBER OF
                                            TERM OF                                           PORTFOLIOS IN
                                          OFFICE AND           PRINCIPAL OCCUPATION(S)         FUND COMPLEX       OTHER BOARD
                         POSITION(S)      LENGTH OF            DURING THE PAST 5 YEARS         OVERSEEN BY        MEMBERSHIPS
 NAME, ADDRESS AND AGE  HELD WITH FUND   TIME SERVED(1)                                          DIRECTOR       HELD BY DIRECTOR
----------------------- ---------------  -------------- ------------------------------------  ------------- ------------------------

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX(2)           Director        Since 1997     President and Chief Executive             104        Mr. Fox serves as
10 State House Square                                    Officer (April 2001 to present),                     director of the board
Hartford, Connecticut                                    Managing Director and Chief                          of IPC Financial
06107                                                    Operating Officer (April 1994 to                     Network, Inc. (January
Date of Birth:                                           April 2001), Chief Financial Officer                 2001 to present).
02/01/1955                                               (April 1994 to July 2001), Aeltus
                                                         Investment Management, Inc.;
                                                         Executive Vice President (April
                                                         2001 to present), Director, Chief
                                                         Operating Officer (February 1995 to
                                                         present), Chief Financial Officer,
                                                         Managing Director (February 1995 to
                                                         April 2001), Aeltus Capital, Inc;
                                                         Senior Vice President - Operations,
                                                         Aetna Life Insurance and
                                                         Annuity Company, March 1997 to
                                                         December 1997.




                                                                                              NUMBER OF
                                           TERM OF                                           PORTFOLIOS IN
                                         OFFICE AND     PRINCIPAL OCCUPATION(S)              FUND COMPLEX      OTHER BOARD
                         POSITION(S)      LENGTH OF      DURING THE PAST 5 YEARS             OVERSEEN BY       MEMBERSHIPS
 NAME, ADDRESS AND AGE  HELD WITH FUND  TIME SERVED(1)                                        DIRECTOR       HELD BY DIRECTOR
----------------------- --------------- --------------- ------------------------------------ ------------- -------------------------


THOMAS J. MCINERNEY(3)  Director        February 2001   Chief Executive Officer, ING U.S.                  Director, Hemisphere,
7337 E. Doubletree                        - Present     Financial Services (September 2001 -               Inc. (May 2003 -
Ranch Rd.                                               Present); General Manager and Chief                Present); Trustee, ING
Scottsdale, Arizona                                     Executive Officer, ING U.S. Worksite               Investors Trust (February
85258                                                   Financial Services (December 2000 -                2002 - Present);
Date of Birth:                                          Present); Member, ING Americas                     Director, Equitable Life
05/05/1956                                              Executive Committee (2001 -                        Insurance Co., Golden
                                                        Present); President, Chief Executive               American Life Insurance
                                                        Officer and Director of Northern                   Co., Life Insurance
                                                        Life Insurance Company (March 2001 -               Company of Georgia,
                                                        October 2002), ING Aeltus Holding                  Midwestern United Life
                                                        Company, Inc. (2000 - Present), ING                Insurance Co., ReliaStar
                                                        Retail Holding Company (1998 -                     Life Insurance Co.,
                                                        Present), ING Life Insurance and                   Security Life of Denver,
                                                        Annuity Company (September 1997 -                  Security Connecticut Life
                                                        November 2002) and ING Retirement                  Insurance Co., Southland
                                                        Holdings, Inc. (1997 - Present).                   Life Insurance Co., USG
                                                        Formerly, General Manager and Chief                Annuity and Life Company,
                                                        Executive Officer, ING Worksite                    and United Life and
                                                        Division (December 2000 - October                  Annuity Insurance Co. Inc
                                                        2001), President, ING-SCI, Inc.                    (March 2001 - Present);
                                                        (August 1997 - December 2000);                     Trustee, Ameribest Life
                                                        President, Aetna Financial Services                Insurance Co.,
                                                        (August 1997 - December 2000); Head                (2001-2003); Trustee,
                                                        of National Accounts, Core Sales and               First Columbine Life
                                                        Marketing, Aetna U.S. Healthcare                   Insurance Co.,
                                                        (April 1996 - March 1997).                         (2001-2002); Member of
                                                                                                           the Board, National
                                                                                                           Commission on Retirement
                                                                                                           Policy, Governor's
                                                                                                           Council on Economic
                                                                                                           Competitiveness and
                                                                                                           Technology of
                                                                                                           Connecticut, Connecticut
                                                                                                           Business and Industry
                                                                                                           Association, Bushnell;
                                                                                                           Connecticut Forum; Metro
                                                                                                           Hartford Chamber of
                                                                                                           Commerce; and is
                                                                                                           Chairman, Concerned
                                                                                                           Citizens for Effective
                                                                                                           Government.


                                                                                      NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN
                                          OFFICE AND     PRINCIPAL OCCUPATION(s)      FUND COMPLEX            OTHER BOARD
                          POSITION(s)     LENGTH OF      DURING THE PAST 5 YEARS     OVERSEEN BY              MEMBERSHIPS
 NAME, ADDRESS AND AGE   HELD WITH FUND  TIME SERVED(1)                                DIRECTOR             HELD BY DIRECTOR
-----------------------  -------------- --------------- --------------------------- -------------- ---------------------------------

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE, JR.   Director      June 1998 -     Director, Business and                      None
3029 St. Johns Drive                    Present         Economic Research Center,
Murfreesboro, Tennessee                                 August 1999 to present, and
37129                                                   Professor of Economics and
Date of Birth:                                          Finance, Middle Tennessee
04/24/1941                                              State University, August
                                                        1991 to present.

MARIA T. FIGHETTI         Director      April 1994 -    Associate Commissioner for                  None
325 Piermont Road                       Present         Contract Management, Health
Closter, New Jersey                                     Services, New York City
07624                                                   Department of Mental
Date of Birth:                                          Health, Mental Retardation
09/07/1943                                              and Alcohol Services July
                                                        1973 to October 2002.

SIDNEY KOCH               Director      April 1994 -    Financial Adviser,                          None
455 East 86th Street                    Present         self-employed, January 1993
New York, New York 10028                                to present.
Date of Birth:
04/22/1935

CORINE T. NORGAARD        Director      June 1991 -     Dean of the Barney School                   Director, Mass Mutual Corporate
556 Wormwood Hill                       Present         of Business, University of                  Investors (April 1997 - Present)
Mansfield Center,                                       Hartford, August 1996 to
Connecticut 06250                                       present.
Date of Birth:
06/20/1937


                                                                                      NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN
                                          OFFICE AND     PRINCIPAL OCCUPATION(S)      FUND COMPLEX     OTHER BOARD
                          POSITION(S)     LENGTH OF      DURING THE PAST 5 YEARS     OVERSEEN BY      MEMBERSHIPS
 NAME, ADDRESS AND AGE   HELD WITH FUND  TIME SERVED(1)                                DIRECTOR     HELD BY DIRECTOR
-----------------------  -------------- --------------- --------------------------- -------------- ---------------------------------
EDWARD T. O'DELL          Director       June 2002 -     Formerly, Partner/Chairman,                 None
7337 E. Doubletree                       Present         Financial Service Group,
Ranch Rd.                                                Goodwin Procter LLP (June
Scottsdale, Arizona                                      1966 to September 2000);
85258                                                    Chairman, Committee I -
Date of Birth:                                           International Bar
11/26/1935                                               Association (1995 to 1999).

JOSEPH E. OBERMEYER (4)   Director       January 2003    President, Obermeyer &                      None
9909 NE 4th Avenue Rd.                   - Present       Associates, Inc. (November
Miami Shores, FL 33138                                   1999 to present) and Senior
Date of Birth:                                           Manager, Arthur Anderson,
10/24/1957                                               LLP (1995 - October 1999).


(1)      Directors serve until their successors are duly elected and qualified.
(2) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.
(3) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(4)      Mr. Obermeyer was elected to the Board on January 1, 2003.

OFFICERS

     Information about the ING Funds' officers are set forth in the table below:




                                POSITIONS HELD WITH         TERM OF OFFICE AND                   PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND AGE              THE FUND          LENGTH OF TIME SERVED (1)(2)          DURING THE LAST FIVE YEARS (3)
----------------------------  ------------------------  ----------------------------   --------------------------------------------

JAMES M. HENNESSY             President, Chief          March 2002 - Present           President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.  Executive Officer and     (For the ING Funds)            Capital Corporation, LLC, ING Funds Services,
Scottsdale, Arizona 85258     Chief Operating Officer                                  LLC, ING Advisors, Inc., ING Investments,
Date of Birth:  04/09/1949                                                             LLC, Lexington Funds Distributor, Inc.,
                              President, Chief          February 2001 - March 2002     Express America T.C., Inc. and EAMC
                              Executive Officer and     (For the Pilgrim Funds)        Liquidation Corp. (December 2001 - Present);
                              Chief Operating Officer                                  Executive Vice President and Chief Operating
                                                                                       Officer and ING Funds Distributor, LLC (June
                              Chief Operating Officer   June 2000 - February 2001      2000 - Present).  Formerly, Executive
                                                        (For the Pilgrim Funds)        Vice President and Chief Operating Officer,
                                                                                       ING Quantitative Management, Inc. (October
                                                                                       2001 - September 2002), Senior Executive Vice
                                                                                       President (June 2000 - December 2000) and
                                                                                       Secretary (April 1995 - December 2000), ING
                                                                                       Capital Corporation, LLC, ING Funds
                                                                                       Services, LLC, ING Investments, LLC, ING
                                                                                       Advisors, Inc., Express America T.C., Inc.
                                                                                       and EAMC Liquidation Corp.; Executive Vice
                                                                                       President, ING Capital Corporation, LLC and
                                                                                       its affiliates (May 1998 - June 2000); and
                                                                                       Senior Vice President, ING Capital
                                                                                       Corporation, LLC and its affiliates (April
                                                                                       1995 - April 1998).

MICHAEL J. ROLAND             Executive Vice            March 2002 - Present           Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.  President, Assistant      (For the ING Funds)            Officer and Treasurer, ING Funds Services,
Scottsdale, Arizona 85258     Secretary and                                            LLC, ING Funds Distributor, LLC, ING
Date of Birth:  05/30/1958    Principal Financial                                      Advisors, Inc., ING Investments, LLC, Inc.,
                              Officer                   June 1998 - March 2002         Lexington Funds Distributor, Inc., Express
                                                        (For the Pilgrim Funds)        America T.C., Inc. and EAMC Liquidation
                              Senior Vice President                                    Corp. (December 2001 - Present).  Formerly,
                              and Principal             December 2002 - Present        Executive Vice President, Chief Financial
                              Financial Officer         (For the IPI Funds)            Officer and Treasurer ING Quantitative
                                                                                       Management (December 2001 - September 2002),
                              Chief Financial Officer                                  Senior Vice President, ING Funds Services,
                                                                                       LLC, ING Investments, LLC and ING Funds
                                                                                       Distributor, LLC (June 1998 - December 2001
                                                                                       and Chief Financial Officer of  Endeavor
                                                                                       Group (April 1997 - June 1998).




                              POSITIONS HELD WITH           TERM OF OFFICE AND                 PRINCIPAL OCCUPATION(s)
   NAME, ADDRESS AND AGE           THE FUND             LENGTH OF TIME SERVED (1)(2)        DURING THE LAST FIVE YEARS (3)
----------------------------  ------------------------  ----------------------------  ----------------------------------------------
STANLEY D. VYNER              Executive Vice President  March 2002 - Present          Executive Vice President, ING Advisors, Inc.
7337 E. Doubletree Ranch Rd.                            (For the ING Funds)           and ING Investments, LLC (July 2000 -
Scottsdale, Arizona 85258                                                             Present) and Chief Investment Officer of the
Date of Birth:  05/14/1950    Executive Vice President  July 1996 - March 2002        International Portfolios, ING Investments,
                                                        (For the international        LLC (July 1996 - Present).  Formerly,
                                                         portfolios of the            President and Chief Executive Officer, ING
                                                         Pilgrim Funds)               Investments,  LLC (August 1996 - August 2000).

ROBERT S. NAKA                Senior Vice President     March 2002 - Present          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  and Assistant Secretary   (For the ING Funds)           Secretary, ING Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                             Distributor, LLC, ING Advisors, Inc., ING
Date of Birth:  06/17/1963    Senior Vice President     November 1999 - March 2002    Capital Corporation, LLC, ING Investments, LLC
                              and Assistant             (For the Pilgrim Funds)       (October 2001 - Present) and Lexington Funds
                              Secretary                                               Distributor, Inc. (December 2001 - Present).
                                                        July 1996 - November 1999     Formerly, Senior Vice President and Assistant
                              Assistant Secretary       (For the Pilgrim Funds)       Secretary, ING Quantitative Management, Inc.
                                                                                      (October 2001 - September 2002), Vice
                                                                                      President, ING Investments, LLC (April 1997 -
                                                                                      October 1999), ING Funds Services, LLC
                                                                                      (February 1997 - August 1999) and Assistant
                                                                                      Vice President, ING Funds Services, LLC
                                                                                      (August 1995 - February 1997).

KIMBERLY A. ANDERSON          Vice President and        March 2002 - Present          Vice President and Secretary, ING Funds
7337 E. Doubletree Ranch Rd.  Secretary                 (For the ING Funds)           Services, LLC, ING Funds Distributor, LLC, ING
Scottsdale, Arizona 85258                                                             Advisors, Inc., ING Investments, LLC (October
Date of Birth:  07/25/1964                              February 2001 - March 2002    2001 - Present) and Lexington Funds
                                                        (For the Pilgrim Funds)       Distributor, Inc. (December 2001 - Present).
                                                                                      Formerly, Vice President, ING Quantitative
                                                                                      Management, Inc. (October 2001 - September
                                                                                      2002); Assistant Vice President, ING Funds
                                                                                      Services, LLC (November 1999 - January 2001)
                                                                                      and has held various other positions with ING
                                                                                      Funds Services, LLC for more than the last
                                                                                      five years.




                                POSITIONS HELD WITH         TERM OF OFFICE AND                    PRINCIPAL OCCUPATION(s)
   NAME, ADDRESS AND AGE              THE FUND          LENGTH OF TIME SERVED (1)(2)           DURING THE LAST FIVE YEARS (3)
----------------------------  ------------------------  ----------------------------   ---------------------------------------------
ROBYN L. ICHILOV              Vice President and        March 2002 - Present           Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.   Treasurer                (For the ING Funds)            (October 2001 - Present) and ING Investments,
Scottsdale, Arizona 85258                                                              LLC (August 1997 - Present); Accounting
Date of Birth:  09/25/1967                              May 1998 - March 2002          Manager, ING Investments, LLC (November 1995
                              Vice President and        (For the Pilgrim Funds)        - Present).
                               Treasurer
                                                        November 1997 - May 1998
                                                        (For the Pilgrim Funds)
                              Vice President

LAUREN D. BENSINGER           Vice President            March 2003 - Present           Vice President and Chief Compliance Officer,
7337 E. Doubletree Ranch Rd.                            (For the ING Funds)            ING Funds Distributor, LLC. (July 1995 -
Scottsdale, Arizona 85258                                                              Present); Vice President (February 1996 -
Date of Birth:  02/06/1954                                                             Present) and Chief Compliance Officer
                                                                                       (October 2001 - Present) ING Investments,
                                                                                       LLC; Vice President and Chief Compliance
                                                                                       Officer, ING Advisors, Inc. (July 2000 -
                                                                                       Present), Vice President and Chief Compliance
                                                                                       Officer, ING Quantitative Management, Inc.
                                                                                       (July 2000 - September 2002), and Vice
                                                                                       President, ING Fund Services, LLC (July 1995
                                                                                       - Present).

MARIA M. ANDERSON             Assistant Vice President  April 2002 - Present           Assistant Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                            (For certain ING Funds)        LLC (October 2001 - Present).  Formerly,
Scottsdale, Arizona 85258                                                              Manager of Fund Accounting and Fund
Date of Birth:  05/29/1958                              March 2002 - April 2002        Compliance, ING Investments, LLC (September
                                                        (For certain ING Funds)        1999 - November 2001); Section Manager of
                                                                                       Fund Accounting, Stein Roe Mutual Funds (July
                                                        August 2001 - March 2002       1998 - August 1999); and Financial Reporting
                                                        (For the Pilgrim Funds)        Analyst, Stein Roe Mutual Funds (August 1997
                                                                                       - July 1998).

TODD MODIC                    Assistant Vice President  April 2002 - Present           Director of Financial Reporting, ING
7337 E. Doubletree Ranch Rd.                            (For certain ING Funds)        Investments, LLC (March 2001 - Present).
Scottsdale, Arizona 85258                                                              Formerly, Director of Financial Reporting,
Date of Birth:  11/03/1967                              March 2002 - Present           Axient Communications, Inc. (May 2000 -
                                                        (For certain ING Funds)        January 2001) and Director of Finance, Rural/
                                                                                       Metro Corporation (March 1995 - May 2000).

                                                        August 2001 - March 2002
                                                        (For the Pilgrim Funds)



                                POSITIONS HELD WITH         TERM OF OFFICE AND                    PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND AGE              THE FUND          LENGTH OF TIME SERVED (1)(2)           DURING THE LAST FIVE YEARS (3)
----------------------------  ------------------------  ----------------------------   ---------------------------------------------
SUE KINENS                    Assistant Vice            March 2003 - Present           Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  President and Assistant   (For the ING Funds)            Secretary, ING Funds Services, LLC (December
Scottsdale, Arizona 85258     Secretary                                                2002 - Present); and has held various other
Date of Birth:  12/31/1976                                                             positions with ING Funds Services, LLC for
                                                                                       the last five years.


(1) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."
(2) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the ING fund complex and the name of the fund complex name changed to "ING Funds."
(3) The following documents the evolution of the name of each corporate entity referenced in the above biographies:


 ING Investments, LLC (March 2002 - name changed from ING          ING Funds Services, LLC (March 2002 - name changed from ING
    Pilgrim Investments, LLC)                                          Pilgrim Group, LLC)
  ING Mutual Funds Management Co., LLC (April 2001 - merged         ING Pilgrim Group, Inc. (February 2001 - merged into
    into ING Pilgrim Investments, LLC)                                 Pilgrim Group LLC)
  ING Pilgrim Investments, Inc. (February 2001 - merged into        ING Pilgrim Group, LLC (February 2001 - formed)
    ING Pilgrim Investments, LLC)                                   ING Pilgrim Group, Inc. (September 2000 - name changed
  ING Pilgrim Investments, LLC (February 2001 - formed)                from Pilgrim Group, Inc.)
  ING Pilgrim Investments, Inc. (September 2000 - name changed      Lexington Global Asset Managers, Inc. (July 2000 - merged
    from Pilgrim Investments, Inc.)                                    into Pilgrim Group, Inc.)
  Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim        Northstar Administrators, Inc. (November 1999 - merged
    Investments, Inc.)                                                 into Pilgrim Group, Inc.)
  Pilgrim Investments, Inc. (October 1998 - name changed from               Pilgrim Group, Inc. (October 1998 - name changed
    Pilgrim America Investments, Inc.)                                 from Pilgrim American Group, Inc.)
  Pilgrim America Investments, Inc. (April 1995 - name changed      Pilgrim America Group, Inc. (April 1995 - name changed
    from Newco Advisory Corporation)                                   from Newco Holdings Management Corporation)
  Newco Advisory Corporation (December 1994 - incorporated)                 Newco Holdings Management Corporation (December
                                                                   1994 - incorporated)


  **Pilgrim Advisors, Inc. (November 1999 - name changed from
    Northstar Investment Management Corporation)



ING Funds Distributor, LLC. (October 2002)                    ING Capital Corporation, LLC (March 2002 - name changed from ING
 ING Funds Distributor, Inc. (October 2002 - merged into         Pilgrim Capital Corporation, LLC)
   ING Funds Distributor, LLC)                                ING Pilgrim Capital Corporation (February 2001 - merged into ING
 ING Funds Distributor, LLC (October 2002 - formed)              Pilgrim Capital Corporation, LLC)
 ING Pilgrim Securities, Inc. (September 2000 - name          ING Pilgrim Capital Corporation, LLC (February 2001 - formed)
   changed from Pilgrim Securities, Inc.)                     ING Pilgrim Capital Corporation (September 2000 - name changed from
 Northstar Distributors Inc. (November 1999 - merged into        Pilgrim Capital Corporation)
   Pilgrim Securities, Inc.)                                  Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim
 Pilgrim Securities, Inc. (October 1998 - name changed from      Holdings Corporation)
   Pilgrim America Securities, Inc.)                          Pilgrim Holdings Corporation (October 1999 - name changed from
 Pilgrim America Securities, Inc. (April 1995 - name changed     Northstar Holdings, Inc.)
   from Newco Distributors Corporation)                       Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
 Newco Distributors Corporation (December 1994 -incorporated)    Corporation)
                                                              Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim
                                                                 America Capital Corporation)
                                                              Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America
                                                                 Capital Corporation)
                                                              Pilgrim America Capital Corporation (April 1997 - incorporated)






 ING Advisors, Inc. (March 2002 - name changed from ING       ING Quantitative Management, Inc. (September 2002 -
    Pilgrim Advisors, Inc.)                                       Dissolved)
  ING Pilgrim Advisors, Inc. (March 2001 - name changed from    ING Quantitative Management, Inc. (March 2002 - name
    ING Lexington Management Corporation)                         changed from ING Pilgrim Quantitative Management, Inc.)
  ING Lexington Management Corporation (October 2000 - name    ING Pilgrim Quantitative Management, Inc. (March 2001 -
    changed from Lexington Management Corporation)                name changed from Market Systems Research Advisors)
 Lexington Management Corporation (December 1996 -             Market Systems Research Advisors, Inc. (November 1986 -
    incorporated)                                                 incorporated)


                               Board of Directors

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.


COMMITTEES


The Board has an Audit Committee whose function is to meet with the independent auditors of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the calendar year ended December 31, 2002.



The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Fund and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. DePrince currently serves as Chairman and Mr. Koch currently serves as Vice Chairman of the Committee. The Contract Committee held two (2) meetings during the calendar year ended December 31, 2002.



The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held four (4) meetings during the calendar year ended December 31, 2002.



The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held fifteen (15) meetings during the calendar year ended December 31, 2002.



DIRECTOR OWNERSHIP OF SECURITIES



Set forth below is the dollar range of equity securities owned by each Director.


                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                           DOLLAR RANGE OF EQUITY SECURITIES IN THE    SECURITIES IN ALL REGISTERED INVESTMENT
                                                 FUND AS OF DECEMBER 31, 2002          COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
        NAME OF DIRECTOR                           BROKERAGE CASH RESERVES                    OF INVESTMENT COMPANIES
------------------------------            ------------------------------------------ -------------------------------------------

      INDEPENDENT DIRECTORS
      Albert E. DePrince, Jr.                              None                                   Over $100.000
      Maria T. Fighetti                                    None                                        none


      David L. Grove(1)                                    None                                        none
      Sidney Koch                                          None                                 $10,0000 - $50,000
      Corine T. Norgaard                                   None                                   over $100,000
      Richard G. Scheide(2)                                None                                        None

      DIRECTORS WHO ARE "INTERESTED PERSONS"
      J. Scott Fox                                         None                                   over $100,000
      John G. Turner                                       None                                        None



(1)      David L.Grove retired from the Board effective [______, 2003].
(2)      Richard G. Scheide retired effective May 31, 2002.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2001.

                                 NAME OF OWNERS
      NAME OF DIRECTOR          AND RELATIONSHIP      COMPANY       TITLE OF CLASS       VALUE OF      PERCENTAGE OF
                                  TO DIRECTOR                                           SECURITIES         CLASS
------------------------------ ------------------- --------------- ----------------- ----------------- ---------------

Albert E. DePrince, Jr.               N/A               N/A              N/A                $0              N/A
Maria T. Fighetti                     N/A               N/A              N/A                $0              N/A
David L. Grove                        N/A               N/A              N/A                $0              N/A
Sidney Koch                           N/A               N/A              N/A                $0              N/A
Corine T. Norgaard                    N/A               N/A              N/A                $0              N/A
Richard G. Scheide*                   N/A               N/A              N/A                $0              N/A


(1)      David L.Grove retired from the Board effective [______, 2003].
(2)      Richard G. Scheide retired effective May 31, 2002.




DIRECTOR COMPENSATION

During the fiscal year ended March 31, 2003, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year ended March 31, 2003, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.



                                                                          PENSION OR       TOTAL COMPENSATION FROM
               NAME OF PERSON                 AGGREGATE COMPENSATION      RETIREMENT         THE COMPANY AND FUND
                  POSITION                       FROM THE COMPANY       BENEFITS ACCRUED   COMPLEX PAID TO DIRECTORS
--------------------------------------------- ------------------------ ------------------- --------------------------

          Albert E. DePrince, Jr.*                                            N/A
  Director, Chairperson Contract Committee
             Maria T. Fighetti*                                               N/A
  Director, Chairperson Audit Committee**
              David L. Grove*                                                 N/A
                  Director
                Sidney Koch                                                   N/A
                  Director



              Corine Norgaard                                                 N/A
 Director, Chairperson Nominating Committee
           Richard G. Scheide ***                                             N/A
                  Director




* During the fiscal year ended March 31, 2003, Ms. Fighetti, Grove and Dr. DePrince deferred $[____], $[____] and $[____], respectively, of their compensation from the Fund Complex. Mr. Grove retired from the Board effective [_____], 2003

** Ms. Fighetti replaced Mr. Scheide as Chairperson of Audit Committee as of April 2001.

***  Mr. Scheide retired effective May 31, 2002.

Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Trustee or Director of one or more of the Fund was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans, the amount paid to Dr. Grove was [_____]. Dr. Grove retired from the Board effective [____], 2003.

The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation (Pershing) owned of record 100% of the outstanding shares of the Fund as of July [___], 2003. Pershing's corporate address is 1 Pershing Plaza, Jersey City, NJ 07399-0002.

As of July [___], 2003, the Directors and officers as a group owned less than 1% of any class of the Fund's outstanding shares.


                        THE INVESTMENT ADVISORY AGREEMENT

The investment adviser for the Fund is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. The Investment Adviser, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to other investment advisers. Aeltus Investment Management, Inc. ("Aeltus" or "Sub-Adviser") as Sub-Adviser to the Fund. The Investment Adviser and Aeltus are direct, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 31, 2002, Aeltus served as investment adviser to the Fund.

The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Fund. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") the Investment Adviser has delegated certain management responsibilities to the Sub-Adviser of the Fund. The Investment Adviser oversees the investment management of the Sub-Adviser.

The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

After an initial term through December 31, 2002, each Investment Management Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

In approving the Investment Management Agreement through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of the Fund in absolute terms and relative to an objective benchmark index and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for the Fund including a comparison to fees paid by other comparable mutual funds; (4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of the Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for the Fund as well as the fees the administrator receives for such services.

In approving the Sub-Advisory Agreements through December 31, 2003, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of the Fund in absolute terms and relative to objective benchmark index and other comparable mutual funds; (2) the nature and quality of the services provided by Aeltus; (3) the reasonableness of the compensation paid to

Aeltus under the Sub-Advisory Agreement, including the advisory fee retained by ING Investments for its services to sub-advised Funds; (4) the profitability to Aeltus of the services provided under the Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of Aeltus; and (6) the brokerage and trading activities of Aeltus in managing the Fund's portfolio, the impact of such activities on the performance of the Fund and the sources of research used by Aeltus, including research generated by Aeltus and soft dollar research. The Board also reviewed information provided by Aeltus relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures.

In reviewing the terms of the Investment Management Agreement and Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreement, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement and Sub-Advisory Agreement are in the interests of the Fund and its shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of the Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and Sub-Advisory Agreement.

The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).


As of June 30, 2003 the Investment Adviser had assets under management of over $ [___] billion.


For the year ended March 31, 2003, the Fund paid ING Investments advisory fees of $[____].

The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, the Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

      RATE              AVERAGE DAILY NET ASSETS
      ----              ------------------------

      0.20%               On first $1 billion
      0.19%                On next $2 billion
      0.18%                 Over $3 billion

For the years ended October 31, 2001 and October 31, 2000, and the period from September 7, 1999 (commencement of operations) to October 31, 1999, investment advisory fees were paid to Aeltus (investment adviser to the Fund prior to March 1, 2002) as follows:

Period from April 1, 2002 through March 31, 2003:

                      TOTAL INVESTMENT ADVISORY FEES               WAIVER               NET ADVISORY FEES PAID
                      ------------------------------               ------               ----------------------


Period from March 1, 2002 to March 31, 2002:

                      TOTAL INVESTMENT ADVISORY FEES               WAIVER               NET ADVISORY FEES PAID
                      ------------------------------               ------               ----------------------
                                 $65,422                           $29,597                     $35,825

Period from November 1, 2001 to February 28, 2002:

                      TOTAL INVESTMENT ADVISORY FEES               WAIVER               NET ADVISORY FEES PAID
                      ------------------------------             ----------             ----------------------
                                $264,521                          $115,271                     $149,250

Year ended October 31, 2001

                      TOTAL INVESTMENT ADVISORY FEES               WAIVER               NET ADVISORY FEES PAID
                      ------------------------------             ----------             ----------------------
                                $750,023                         $368,858                     $381,165

Year ended October 31, 2000

                      TOTAL INVESTMENT ADVISORY FEES               WAIVER               NET ADVISORY FEES PAID
                      ------------------------------             ----------             ----------------------
                                $633,835                         $242,526                     $391,309




                          EXPENSE LIMITATION AGREEMENTS

ING has entered into an expense limitation agreement with the Fund, pursuant to which ING had agreed to waive or limit their fees. In connection with these agreements and certain U.S. tax requirements, ING will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, brokerage commissions, extraordinary expenses such as litigation, or other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the investment adviser or sub-adviser do not exceed 0.95%.

The Fund will at a later date reimburse ING for management fees waived and other expenses assumed by ING during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.


The expense limitation agreement provides that these expense limitations shall continue until March 31, 2004. Thereafter, the agreement will automatically renew for a one-year term unless ING provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ING at its principal place of business.

                             SUB-ADVISORY AGREEMENT

The Investment Management Agreement for the Fund provides that the Investment Adviser, with the approval of the Fund's Board, may select and employ sub-advisers for the Fund, and shall monitor the Aeltus' investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Directors and officers of the Fund who are employees of the Investment Adviser or its affiliates and office rent of the Fund. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Fund is borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Investment Adviser or Aeltus, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect through December 31, 2002 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.


Pursuant to the Sub-Advisory Agreement between the Investment Adviser and Aeltus, Aeltus acts as Sub-Adviser to the Fund. In this capacity, Aeltus, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objectives, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Aeltus is located at 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Groep N.V.


As compensation to the Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month as set forth in the table below:

                       ADVISORY FEE                                                   ASSETS
                       ------------                                            --------------------

                          0.090%                                               on first $1 billion
                          0.086%                                                on next $2 billion
                          0.081%                                                 over $3 billion

Based upon its review, the Board determined that the Sub-Advisory Agreement for the Fund was in the interests of the Fund and its shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Directors, approved the Sub-Advisory Agreement.


                        ADMINISTRATIVE SERVICES AGREEMENT

ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Fund pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Fund under the Custodian Agreements, the transfer agent for the Fund under the Transfer Agency Agreements, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Investment Adviser

The services provided by Aeltus included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.


For the period April 1, 2002 through March 31, 2003, administrative services fees were paid to ING Funds Services as follows:


Period April 1, 2002 through March 31, 2003

       TOTAL ADMINISTRATIVE SERVICES FEES            ADMINISTRATOR WAIVER        NET ADMINISTRATIVE SERVICES FEES PAID
       ----------------------------------            --------------------        -------------------------------------


For the period November 1, 2001 through March 31, 2002, administrative services fees were paid to ING Funds Services as follows:

Period November 1, 2001 to March 31, 2002

       TOTAL ADMINISTRATIVE SERVICES FEES            ADMINISTRATOR WAIVER        NET ADMINISTRATIVE SERVICES FEES PAID
       ----------------------------------            --------------------        -------------------------------------
                    $164,972                                  $0                                $164,972

For the years ended October 31, 2001 and October 31, 2000, and the period from September 7, 1999 (commencement of operations) to October 31, 1999, administrative services fees were paid to Aeltus as follows:

Year ended October 31, 2001:

       TOTAL ADMINISTRATIVE SERVICES FEES            ADMINISTRATOR WAIVER        NET ADMINISTRATIVE SERVICES FEES PAID
       ----------------------------------            --------------------        -------------------------------------
                 $375,011                                  $0                                $375,011

Year ended October 31, 2000:

       TOTAL ADMINISTRATIVE SERVICES FEES            ADMINISTRATOR WAIVER        NET ADMINISTRATIVE SERVICES FEES PAID
       ----------------------------------            --------------------        -------------------------------------
                 $316,918                                  $0                                $316,918




                                    CUSTODIAN


Beginning June 1, 2003, Bank of New York, One Wall Street, New York, New York, serves as Custodian for the Fund.


The custodian does not participate in determining the investment policies of the Fund or deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                                 TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as the transfer agent and dividend-paying agent to the Fund.

                                 LEGAL COUNSEL

Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                             INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers ("PwC"), 1670 Broadway, Suite 1000, Denver, Colorado 80202-4870, serves as independent accountant to the Fund for the fiscal year ended 2003. PwC provides audit and tax services. For periods ending on or prior to March 31, 2002, KPMG LLP, 99 High Street, Boston, Massachusetts 02110 served as independent auditors to the Fund.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS



Fund shares are distributed by ING Funds Distributor, LLC ING Funds Distributor, LLC is paid an annual fee at the rate of 0.65% of the value of average daily net assets attributable to the Fund's shares under a Distribution and Shareholders Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholders Services Plan"). The fee may be used to pay securities dealers (which may include the principal underwriter, itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts the fee may be paid to cover expenses incurred in promoting the sale of Fund shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution related and/or administrative services for the Fund; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees. ING Funds Distributor, LLC may allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.



ING Funds Distributor, LLC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plan relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.


For the period November 1, 2001 to December 31, 2001 and the years ended October 31, 2001 and October 31, 2000, total Shareholder Services and Distribution fees of $395,942, $2,437,574 and $2,059,964, respectively, were paid to ACI
(principal underwriter for the Fund prior to January 1, 2002). For the period January 1, 2002 through March 31, 2002, and the year ended March 31, 2003, total shareholder services and distribution fees of $ 676,374 and $[_____], respectively, were paid to ING Funds Distributor.


The Distribution Plan and Shareholder Services Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholders Services Plan may not be amended to increase the amount to be spent for the services provided by ING Funds Distributor, LLC without shareholder approval. All amendments to the Distribution and Shareholders Services Plan must be approved by the Board in the manner described above. The Distribution and Shareholders Services Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholders Services Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plan. No other interested person of the Fund has a financial interest in the Plan.


In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, 2) the services provided to the Fund and its shareholders by ING Funds Distributors, and 3) ING Funds Distributor's shareholder distribution-related expenses and costs.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Fund, paid to ING Funds Distributor for the period April 1, 2002 to March 31, 2003 were as follows:



                          DISTRIBUTION EXPENSES          BROKERAGE CASH RESERVES
                          ---------------------          -----------------------

                               Advertising
                                 Printing
                          Salaries & Commissions
                             Broker Servicing
                              Miscellaneous
                                  Total


Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Fund, paid to ING Funds Distributor for the period January 1, 2002 to March 31, 2002 were as follows:

                          DISTRIBUTION EXPENSES          BROKERAGE CASH RESERVES
                          ---------------------          -----------------------

                               Advertising                        1,004
                                 Printing                        19,080
                          Salaries & Commissions                 146,832
                             Broker Servicing                    533,608
                              Miscellaneous                      61,752
                                  Total                          762,276

For the two month period of November 2001 to December 2001, approximately $0, $0, $542,330, $1,014,260, and $6,485 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

For the year ended October 31, 2001, approximately $236,623, $95,752, $3,295,967, $5,591,963 and $216,255 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.



                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at the Fund's net asset value next determined after a purchase or redemption order is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase.


ACCOUNTS NOT MAINTAINED THROUGH FINANCIAL INTERMEDIARIES

If you are a Fund shareholder who is directly registered with the Fund, you may:

o purchase additional shares of the Fund by sending a letter indicating your name, account number(s), the name of the Fund and the amount you want to invest in the Fund. Make your check payable to ING Series Fund, Inc. and mail to:

       ING Series Fund, Inc.
       c/o DST Systems, Inc..
       330 West 9th Street
       Kansas City, Missouri

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. The Fund will accept checks which are made payable to you and endorsed to ING Series Fund, Inc.

o      redeem shares you own by sending written instructions to:

       ING Series Fund, Inc.
       c/o DST Systems, Inc..
       330 West 9th Street
       Kansas City, Missouri

Your instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and account number. Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered. You also may redeem shares you own by calling the Transfer Agent at 1-800-992-0180. Please be prepared to provide your account number, account name and the amount of the redemption.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. In addition, if you wish to have your redemption proceeds paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.


                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of ING and the Board, Aeltus has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio, and for negotiating the price for any securities, including any markups, markdowns, or commissions thereon. It is Aeltus' policy to obtain the best execution available, giving attention to net price, execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Purchases and sales of portfolio securities will usually be made through principal transactions, which will result in the payment of no brokerage commissions. In such transactions, portfolio securities will normally be purchased directly from or sold to the issuer or an underwriter or market-maker for these securities.

Aeltus acts as Sub-Adviser to other investment companies registered under the 1940 Act. Aeltus has adopted policies designed to prevent disadvantaging the Fund in placing orders for the purchase and sale of securities. The Fund and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales (including initial public offerings or IPOs) will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

For the period November 1, 2001 to March 31, 2002 and the years ended October 31, 2001, October 31, 2000, and for the period from September 7, 1999 (commencement of operations) to October 31, 1999, no brokerage commissions were paid.

The Fund has not effected, and has no present intention of effecting, any brokerage transactions in portfolio securities with ING Funds Distributor, Inc. or any other affiliated person of the Company.

                                 CODE OF ETHICS

The Fund, the Investment Adviser, ING Funds Distributor, and Aetna have adopted a Code of Ethics governing personal trading activities of all Directors and officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis. Aeltus adopted its own Codes of Ethics to govern the personal trading activities of its personnel.


                        SHAREHOLDER ACCOUNTS AND SERVICES


SHAREHOLDER INFORMATION

Confirmations and account statements will be sent to you by either the Fund's transfer agent or your broker-dealer. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account.


                                 NET ASSET VALUE

Securities of the Fund will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount.


                                   TAX STATUS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends ( which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.


         DISTRIBUTIONS

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met; however, the Fund does not expect to have substantial dividend income from U.S. corporations. In any event, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. The Fund does not expect to have a significant amount of net capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.
Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.


         ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.
Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.


         FOREIGN CURRENCY TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.


         SALE OR OTHER DISPOSITION OF SHARES

Assuming that the Fund maintains a net asset value of $1.00 per share at all times (as it intends to do), a shareholder will recognize no gain or loss on the sale or other disposition of shares.

         BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


         FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


         OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.


                             PERFORMANCE INFORMATION

Performance information, including the yield, effective yield and total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

YIELDS

Current yield will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7)] - 1

The yield and effective yield for the Fund for the seven days ended March 31, 2002 were 1.18% and 1.18%, respectively.


AVERAGE ANNUAL TOTAL RETURN

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)(n) = ERV

Where:        P     =   a hypothetical initial payment of $1,000
              T     =   an average annual total return
              N     =   the number of years
              ERV   =   the ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

The Fund's total return as of March 31, 2003:

                       1 YEAR               SINCE INCEPTION          INCEPTION DATE
                       ------               ---------------          --------------

                       [___]%                   [___]%                   9/7/99

Performance information for the Fund may be compared, in reports and promotional literature, to the IBC Money Funds Report Average/All Taxable Index or other indices; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' report thereon, appearing in the Company's Annual Reports for the year ended March 31, 2003, are incorporated by reference in this Statement. The Company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.



                                             Statement of Additional Information

                                     PART C:
                                OTHER INFORMATION

ITEM  23. EXHIBITS

(a)(1)      Articles of Amendment and Restatement (14)

(a)(2)      Articles of Amendment (14)

(b)         Amended and Restated By-laws (1)

(c) Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) (2)

(d)(1) Form of Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc (2)

(d)(2) Form of Sub-Advisory Agreement among ING Series Fund, Inc., ING Investments, LLC and Aeltus Investment Management, Inc. (Aeltus) (2)

(d)(3) Form of Interim Sub-Advisory Agreement among ING Series Fund, Inc., ING Investments, LLC and AIC Asset Management, LLC, on behalf of the ING Technology Fund (14)

(d)(4) Form of Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. (2)

(e)(1) Form of Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. (2)

(e)(2)      Master Selling Dealer Agreement (1)

(f)         Directors' Deferred Compensation Plan (3)

(g)(1) Form of Custody Agreement between ING Series Fund, Inc. and State Street Bank and Trust Company (2)

(g)(2) Form of Custodian Agreement between ING Series Fund, Inc. and Brown Brothers Harriman & Company, on behalf of the ING International Growth Fund (2)

(g)(3) Form of Recordkeeping Agreement between ING Series Fund, Inc. and State Street Bank and Trust Company (2)

(h)(1) Form of Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. (2)

(h)(2) Financial Guarantee Agreement among ING Series Fund, Inc., Aeltus and MBIA Insurance Corporation (MBIA) (4)

(h)(3)      First Amendment to Financial Guarantee Agreement (5)

(h)(4) Second Amendment to Financial Guarantee Agreement (6) (h)(5) Third Amendment to Financial Guarantee Agreement (7)

(h)(6)      Fourth Amendment to Financial Guarantee Agreement (2)

(h)(7)      Fifth Amendment to Financial Guarantee Agreement (2)

(h)(8)      Sixth Amendment to Financial Guarantee Agreement (14)

(h)(9) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF I (8)

(h)(10) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon Analytical Services, LLC (Russell/Mellon), on behalf of PPF I (8)

(h)(11) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF II (8)

(h)(12) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF II (8)

(h)(13) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF III (9)

(h)(14) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF III (9)

(h)(15) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF IV (10)

(h)(16) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF IV (10)

(h)(17) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of IPPF (1)

(h)(18) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of IPPF (1)

(h)(19) Custodian Service and Monitoring Agreement among ING Series Fund, Inc., MBIA and State Street Bank and Trust Company (14)

(i)         Opinion of Counsel (11)

(j)(1)      Consent of KPMG LLP*

(j)(2)      Consent of PricewaterhouseCoopers LLP*

(j)(3)      Consent of Goodwin Procter, LLP*

(k)         Not Applicable

(l)         Not Applicable

(m)(1) Form of Amended and Restated Distribution and Shareholder Services Plan (Class A) (2)

(m)(2) Form of Amended and Restated Distribution and Shareholder Services Plan (Class B) (2)

(m)(3) Form of Amended and Restated Distribution and Shareholder Services Plan (Class C) (2)

(m)(4) Form of Amended and Restated Distribution and Shareholder Services Plan (Brokerage Cash Reserves) (2)

(m)(5)      Form of Amended and Restated Shareholder Services Plan (Class O) (2)

(n)         Form of Amended and Restated Multiple Class Plan (2)

(o)         Not Applicable

(p)(1)      Form of Pilgrim Group of Funds and Advisers Code of Ethics (2)

(p)(2)      Aeltus Investment Management, Inc. Code of Ethics (12)

(p)(3)      AIC Asset Management, LLC Code of Ethics (14)

(q)(1) Powers of Attorney for Mmes. Fighetti and Norgaard and Messrs. Fox, Hennessy, Roland, DePrince, Jr., Grove, Koch, McInerney, and Turner.
            (15)

(q)(2)      Powers of Attorney for Messrs. O'Dell and Obermeyer(16)

 -------------------------------------------------------
 *          To be filed by amendment.

(1) Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 15, 2000.

(2) Incorporated herein by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 27, 2002.

(3) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on January 16, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on October 6, 1999.

(5) Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 18, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2000.

(7) Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 28, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 16, 1999.

(9) Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on June 28, 2000.

(10) Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on September 27, 2000.

(11) Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2001.

(12) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on April 5, 2001.

(13) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on September 26, 1997.

(14) Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 24, 2002.

(15) Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on May 29, 2002.

(16) Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 28 2003.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      ING Series Fund, Inc. is a Maryland corporation for which separate financial statements are filed. As of January 31, 2003, ING Life Insurance and Annuity Company (ILIAC) and its affiliates had the following interest in the series of the ING Series Fund, Inc., through direct ownership or through one of ILIAC's separate accounts:

                                                    %ILIAC
                                                    ------
                                                    Class I
           ING Aeltus Money Market Fund             46.71%
           ING Bond Fund                            55.59%
           ING Government Fund                      70.87%
           ING Index Plus LargeCap Fund             31.19%
           ING Strategic Allocation Balanced Fund
           (Crossroads)                             66.78%
           ING Strategic Allocation Growth Fund
           (Ascent)                                 67.74%
           ING  Strategic  Allocation  Income Fund
           (Legacy)                                 48.35%

      ILIAC is an indirect wholly owned subsidiary of ING Groep N.V.

      A list of persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 to Post-Effective Amendment No. 18 to Registration Statement on Form N-4 (File No. 33-81216), as filed on April 9, 2001.

ITEM 25. INDEMNIFICATION

      Article 12, Section (d) of the Registrant's Form of Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

      Section XI.B of the Form of Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of the Administrator.

      Section 8 of the Form of Underwriting Agreement, incorporated herein by reference to Exhibit (e.1) to Registrant's Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of the Underwriter, its several officers and directors, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933.

      Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

      Information as to the directors and officers of ING Investments, LLC (formerly, ING Pilgrim Investments, LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-

48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

      Information as to the directors and officers of Aeltus Investment Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Aeltus in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

      Information as to the directors and officers of AIC Asset Management, LLC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Aeltus in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-56227) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

      (a) ING Funds Distributor, LLC (formerly, ING Funds Distributor, Inc.) is the principal underwriter for ING Series Fund, Inc. ING Mutual Funds; ING Funds Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Mayflower Trust; ING Equity Trust; ING Senior Income Fund; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds, ING VP Growth and Income Portfolio; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Generation Portfolios, Inc. and ING GET Fund.

      (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

      (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Series Fund, Inc., (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Advisers. The address of each is as follows:

(a)   ING Series Fund, Inc.
      7337 East Doubletree Ranch Rd.
      Scottsdale, Arizona 85258

(b)   ING Investments, LLC
      7337 East Doubletree Ranch Rd.
      Scottsdale, Arizona 85258

(c)   ING Funds Distributor, LLC
      7337 East Doubletree Ranch Rd.
      Scottsdale, Arizona 85258

(d)   State Street Bank and Trust Company
      801 Pennsylvania Avenue
      Kansas City, MO 64105

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109-3661

(e)   DST Systems, Inc.
      P.O. Box 419386
      Kansas City, Missouri 64141

(f)   Aeltus Investment Management, Inc.
      10 State House Square
      Hartford, Connecticut 06103-3602

      AIC Asset Management, LLC
      100 Pine Street, Suite 420
      San Francisco, CA 94111

ITEM 29. MANAGEMENT SERVICES

      Not Applicable.

ITEM 30. UNDERTAKINGS

      Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the state of Arizona on the 2nd day of June 2003.

                                                  ING SERIES FUND, INC.

                                              By: /s/ Kimberly A. Anderson
                                                  --------------------------
                                                  Kimberly A. Anderson,
                                                  Vice President and Secretary

      Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                   SIGNATURE                         TITLE                                     DATE
                   ---------                         -----                                     ----
                                               President and Director                       June 2, 2003
--------------------------------------------   (Principal Executive Officer)
              J. Scott Fox*

                                               President, Chief Executive                   June 2, 2003
--------------------------------------------   Officer and Chief Operating Officer
            James M. Hennessy*

                                               Senior Vice President and                    June 2, 2003
--------------------------------------------   Principal Financial Officer
            Michael J. Roland*

                                               Director                                     June 2, 2003
--------------------------------------------
         Albert E. DePrince, Jr.*

                                               Director                                     June 2, 2003
--------------------------------------------
            Maria T. Fighetti*

                                               Director                                     June 2, 2003
--------------------------------------------
               Sidney Koch*

                                               Director                                     June 2, 2003
--------------------------------------------
           Thomas J. McInerney*

                                               Director                                     June 2, 2003
--------------------------------------------
         Corine T. Norgaard*

                                               Director                                     June 2, 2003
--------------------------------------------
          Edward T. O'Dell*

                                               Director                                     June 2, 2003
--------------------------------------------
         Joseph E. Obermeyer*


*By:     /s/ Kimberly A. Anderson
         ------------------------
         Kimberly A. Anderson,
         Vice President and Secretary
         Attorney-in-Fact**

** Executed pursuant to powers of attorney for J. Scott Fox, James M. Hennessy, Michael J. Roland, Albert E. DePrince, Jr., Maria T. Fighetti, Sidney Koch, Thomas J. McInerney, Corine T. Norgaard and Edward T. O'Dell filed as an Exhibit to Registrant's Registration Statement on Form N-14 on November 20, 2002 and incorporated herein by reference. Executed pursuant to power of attorney for Joseph E. Obermeyer filed as an Exhibit to Registration Statement on Form N-14 on February 18, 2003 and incorporated herein by reference.